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                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
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SECOND AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY
AGREEMENT (this "Amendment") dated as of March 30, 2004, among FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company ("First NLC"), NLC, INC., a Tennessee corporation ("NLC, Inc.") (First NLC and NLC, Inc. are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $135,000,000, temporarily increased to $160,000,000, which is evidenced by a Promissory Note dated November 1, 2003 (the "Note"), and by a Second Amended and Restated Warehousing Credit and Security Agreement dated as of November 1, 2003 (as the same may have been and may be amended or supplemented, the "Agreement").

B. Borrower has requested that Lender further increase the temporary increase of the Warehousing Commitment Amount, and Lender has agreed to such increase, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Subject to Borrower's satisfaction of the conditions set forth in Section 5, the effective date of this Amendment is March 23, 2004 ("Effective Date").

2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3. Article 12 of the Agreement is amended and restated in its entirety as set forth in Article 12 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 12 (including each and every Section in Article 12) are deemed to refer to the new Article 12.

4. Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

5. Borrower must deliver to Lender (a) two executed copies of this Amendment and (b) a $350 document production fee.

6. Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the

                                       -1-

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     terms of the Agreement, Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition from the date of the Agreement to the Effective Date.

7. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

8. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                         FIRST NLC FINANCIAL SERVICES, LLC,
                                         a Florida limited liability company


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Its: President
                                              ----------------------------------


                                         NLC, INC.,
                                         a Tennessee corporation


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Its: President
                                              ----------------------------------


                                         RESIDENTIAL FUNDING CORPORATION,
                                         a Delaware corporation


                                         By: /s/ Illegible
                                             -----------------------------------
                                         Its: Director
                                             -----------------------------------

                                       -2-

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12. DEFINITIONS

12.1. Defined Terms

Capitalized terms defined below or elsewhere in this Agreement have the following meanings or, as applicable, the meanings given to those terms in Exhibits to this Agreement:

"Accrual Basis" has the meaning set forth in Section 3.1(c).

"Advance Rate" means, with respect to any Eligible Loan, the Advance Rate set forth in Exhibit H for that type of Eligible Loan.

"Affiliate" means, when used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person that beneficially owns or holds, directly or indirectly, 5% or more of any class of voting Equity Interests of the Person referred to, (c) each Person, 5% or more of the voting Equity Interests of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. For these purposes, the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

"Aged Mortgage Loans" means Mortgage Loans against which a Warehousing Advance has been outstanding for longer than the Standard Warehouse Period, provided that Aged Mortgage Loans are permitted for such type of Mortgage Loan.

"Aged Warehouse Period" means the maximum number of days a Warehouse Advance against Aged Mortgage Loans of a particular type may remain outstanding as set forth in Exhibit H.

"Agency Security" means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

"Agreement" means this Second Amended and Restated Warehousing Credit and Security Agreement, either as originally executed or as it may be amended, restated, renewed or replaced.

"Appraised Property Value" means with respect to an interest in real property, the then current fair market value of the real property and any improvements on it as of recent date determined in accordance with Title XI of FIRREA by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

"Approved Custodian" means a pool custodian or other Person that Lender deems acceptable, in its sole discretion, to hold Mortgage Loans for inclusion in a Mortgage Pool or to hold Mortgage Loans as agent for an Investor that has issued a Purchase Commitment for those Mortgage Loans.

"Audited Statement Date" means the date of Borrower's most recent audited financial statements (and, if applicable, Borrower's Subsidiaries, on a consolidated basis) delivered to Lender under the Existing Agreement or this Agreement.

"Bank One" means Bank One, National Association, or any successor bank.

"Bank One Prime Rate" means, as of any date of determination, the highest prime rate quoted by Bank One and most recently published by Bloomberg L.P. If the prime rate for Bank One is not

                                    Page 12-1

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quoted or published for any period, then during that period the term "Bank One
Prime Rate" means the highest prime rate published in the most recent edition of The Wall Street Journal in its regular column entitled "Money Rates."

"Borrower" has the meaning set forth in the first paragraph of this Agreement.

"BPO Value" means, with respect to the improved real property securing any Mortgage Loan or any Repurchased Mortgage Loan, the lowest fair market value for such real property or ownership interest and occupancy rights as set forth in an opinion of a real estate broker acceptable to the Lender, in its sole discretion, as to the value of such improved real property if sold within a 30-day marketing period. Each such broker price opinion shall be obtained from a real estate broker with substantial experience in the purchase and sale of similar properties in the geographic area in which the real property or ownership interest and occupancy rights to be valued is located.

"Business Day" means any day other than Saturday, Sunday or any other day on which national banking associations are closed for business.

"Buydown" has the meaning set forth in Section 3.4.

"Calendar Quarter" means the 3 month period beginning on each January 1, April 1, July 1 or October 1.

"Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in Lender's name and designated for receipt of the proceeds of the sale or other disposition of Collateral.

"Check Disbursement Account" means a demand deposit account maintained at the Funding Bank in Borrower's name and under the control of Lender for clearing checks written by Borrower to fund Mortgage Loans funded by Warehousing Advances.

"Closing Date" has the meaning set forth in the Recitals to this Agreement.

"Collateral" has the meaning set forth in Section 4.1.

"Collateral Documents" means, with respect to each Mortgage Loan, (a) the Mortgage Note, the Mortgage and all other documents including, if applicable, any Security Agreement, executed in connection with or relating to the Mortgage Loan; (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA Commitment to Insure, the VA Guaranty or private mortgage insurance, the appraisal, the Regulation Z statement, the environmental assessment, the engineering report, certificates of casualty or hazard insurance, credit information on the maker of the Mortgage Note, the HUD-1 or corresponding purchase advice; (c) any other document listed in Exhibit B; and (d) any other document that is customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or that is customarily executed by the seller of a Mortgage Note to an Investor.

"Committed Purchase Price" means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or, if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Eligible Loan, or (b) if the Eligible Loan is to be used to back an Agency Security, an amount equal to the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Agency Security.

"Compliance Certificate" means a certificate executed on behalf of Borrower by its manager having principal financial accounting responsibilities, substantially in the form of Exhibit E.

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"Credit Score" means a mortgagor's overall consumer credit rating, represented by a single numeric credit score using the Fair, Isaac consumer credit scoring system, provided by a credit repository acceptable to Lender and the Investor that issued the Purchase Commitment covering the related Mortgage Loan (if a Purchase Commitment is required by Exhibit H).

"Debt" means (a) all indebtedness or other obligations of a Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) that, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person on the date of determination, plus (b) all indebtedness or other obligations of that Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) for borrowed money or for the deferred purchase price of property or services. For purposes of calculating a Person's Debt, Subordinated Debt due more than 6 months after the Warehousing Maturity Date may be excluded from that Person's indebtedness.

"Default" means the occurrence of any event or existence of any condition that, but for the giving of Notice or the lapse of time, would constitute an Event of Default.

"Default Rate" means, for any Warehousing Advance, the Interest Rate applicable to that Warehousing Advance plus 4% per annum. If no Interest Rate is applicable to a Warehousing Advance, "Default Rate" means, for that Warehousing Advance, the highest Interest Rate then applicable to any outstanding Warehousing Advance plus 4% per annum.

"Depository Benefit" means the compensation received by Lender, directly or indirectly, as a result of Borrower's maintenance of Eligible Balances with a Designated Bank.

"Designated Bank" means any bank designated by Lender as a Designated Bank, but only for as long as Lender has an agreement under which Lender receives Depository Benefits from that bank.

"Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank in connection with Eligible Balances maintained at the Designated Bank, including deposit insurance premiums, service charges and any other charges that may be imposed by governmental authorities from time to time.

"Discontinued Loan" has the meaning set forth in the GMAC-RFC Client Guide.

"Earnings Allowance" has the meaning set forth in Section 3.1(b).

"Earnings Credit" has the meaning set forth in Section 3.1(b).

"Electronic Advance Request" means an electronic transmission through RFConnects Delivery containing the same information as Exhibit A to this Agreement.

"Electronic Tracking Agreement" means an Electronic Tracking Agreement, on the form prescribed by Lender, among Borrower, Lender, MERS and MERSCORP, Inc.

"Eligible Balances" means all funds of or maintained by Borrower (and, if applicable, Borrower's Subsidiaries) in demand deposit or time deposit accounts at a Designated Bank, minus balances to support float, reserve requirements and any other reductions that may be imposed by governmental authorities from time to time.

"Eligible Loan" means a Single Family Mortgage Loan that satisfies the conditions and requirements set forth in Exhibit H.

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"Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved
Custodian has issued its initial certification, (b) there exists a Purchase Commitment covering the Agency Security to be issued on the basis of that certification and (c) the Agency Security will be delivered to Lender.

"Equity Interests" means all shares, interests, participations or other equivalents, however, designated, of or in a Person (other than a natural person), whether or not voting, including common stock, membership interests, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more of the foregoing.

"ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group of which Borrower is a member and that is treated as a single employer under Section 414 of the Internal Revenue Code.

"Event of Default" means any of the conditions or events set forth in Section 10.1.

"Excess Buydown" has the meaning set forth in Section 3.4.

"Exchange Act" means the Securities Exchange Act of 1934 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"Exhibit B" means Exhibit B, Exhibit B-REP, as applicable to the type of Eligible Loan against which a Warehousing Advance is to be made.

"Existing Agreement" means the First Amended and Restated Warehousing Credit and Security Agreement dated as of November 15, 2002, as amended, between Borrower and Lender.

"Fair Market Value" means, at any time for an Eligible Loan or a related Agency Security (if the Eligible Loan is to be used to back an Agency Security) as of any date of determination, (a) the Committed Purchase Price if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac or the Eligible Loan is to be exchanged for an Agency Security and that Agency Security is covered by a Purchase Commitment from an Investor, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as Lender deems appropriate in its sole discretion.

"Fannie Mae" means Fannie Mae, a corporation created under the laws of the United States, and any successor corporation or other entity.

"FHA" means the Federal Housing Administration and any successor agency or other entity.

"FHA Mortgage Loan" means an FHA-insured Mortgage Loan included in the Pledged Loans.

"FICA" means the Federal Insurance Contributions Act and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules and regulations.

"FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

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"First Mortgage" means a Mortgage that constitutes a first Lien on the real property and improvements described in or covered by that Mortgage.

"First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

"FIRST NLC FINANCIAL SERVICES, LLC" has the meaning set forth in the first paragraph of this Agreement.

"Forward Commitment" means the forward commitment of First NLC to sell Mortgage Loans to Lender, obligating First NLC to deliver $230,000,000 of Mortgage Loans to Lender between October 1, 2003, and September 30, 2005, and any substitute, amendment or renewal thereof.

"Freddie Mac" means the Federal Home Loan Mortgage Corporation, a corporation created under the laws of the United States, and any successor corporation or other entity.

"Funding Bank" means Bank One or any other bank designated by Lender as a Funding Bank.

"Funding Bank Agreement" means a letter agreement on the form prescribed by Lender between the Funding Bank and Borrower authorizing Lender's access to the Operating Account and the Check Disbursement Account.

"GAAP" means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in statements and pronouncements of the Financial Accounting Standards Board, or in opinions, statements or pronouncements of any other entity approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

"Gestation Agreement" means an agreement under which Borrower agrees to sell or finance (a) a Mortgage Loan prior to the date of purchase by an Investor or (b) a Mortgage Pool prior to the date a Mortgage-backed Security backed by the Mortgage Pool is issued.

"Ginnie Mae" means the Government National Mortgage Association, an agency of the United States government, and any successor agency or other entity.

"GMAC-RFC Client Guide" means the applicable loan purchase guide issued by Lender, as the same may be amended or replaced.

"Government Mortgage Loan" means a closed-end First Mortgage Loan that is either HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage
Loan) or VA guaranteed.

"Hedging Arrangements" means, with respect to any Person, any agreements or other arrangements (including interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into to protect that Person against changes in interest rates or the market value of assets.

"High LTV Mortgage Loan" has the meaning set forth in Exhibit H.

"HUD" means the Department of Housing and Urban Development, and any successor agency or other entity.

"HUD 203(K) Mortgage Loan" means an FHA-insured closed-end First Mortgage Loan to an individual obligor the proceeds of which will be used for the purpose of rehabilitating and repairing the related single family property, and which satisfies the definition of "rehabilitation loan" in 24 C.F.R. 203.50(a).

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"Indemnified Liabilities" has the meaning set forth in Section 11.2.

"Indemnitees" has the meaning set forth in Section 11.2.

"Interest Rate" means, for any Warehousing Advance, the floating rate of interest specified for that Warehousing Advance in Exhibit H.

"Interim Statement Date" means the date of the most recent unaudited financial statements of Borrower (and, if applicable, Borrower's Subsidiaries, on a consolidated basis) delivered to Lender under the Existing Agreement or this Agreement.

"Internal Revenue Code" means the Internal Revenue Code of 1986, Title 26 of the United States Code, and all rules, regulations and interpretations issued under those statutory provisions, as amended, and any subsequent or successor federal income tax law or laws, rules, regulations and interpretations.

"Investment Company Act" means the Investment Company Act of 1940 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution that Lender deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans.

"Lender" has the meaning set forth in the first paragraph of this Agreement.

"Leverage Ratio" means the ratio of a Person's Debt to Tangible Net Worth. For purposes of calculating a Person's Leverage Ratio, Debt arising under Hedging Arrangements, to the extent of assets arising under those Hedging Arrangements, may be excluded from that Person's Debt.

"LIBOR" means, for each week, the rate of interest per annum that is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for 1 month periods of certain U.S. banks as of 11:00 a.m. (London time) on the first Business Day of each week on which the London Interbank market is open, as published by Bloomberg L.P. If those interest rates are not offered or published for any period, then during that period LIBOR means the London Interbank Offered Rate for 1 month periods as published in The Wall Street Journal in its regular column entitled "Money Rates" on the first Business Day of each week on which the London Interbank market is open.

"Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of such an agreement and any agreement to give any security interest).

"Liquid Assets" means the following assets owned by a Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) as of any date of determination: (a) unrestricted and unencumbered cash, (b) funds on deposit in accounts with any bank located in the United States (net of the aggregate amount payable under all outstanding and unpaid checks, drafts and similar items drawn by a Person against those accounts), (c) investment grade commercial paper, (d) money market funds, and (e) marketable securities, plus, in the case of Borrower and in the absence of a Default or Event of Default, (f) the amount of any Buydowns and Excess Buydowns.

"Loan Documents" means this Agreement, the Warehousing Note, any agreement of Borrower relating to Subordinated Debt, and each other document, instrument or agreement executed by Borrower in connection with any of those documents, instruments and agreements, as originally executed or as any of the same may be amended, restated, renewed or replaced.

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"Loan Package Fee" has the meaning set forth in Section 3.6.

"Loan-to-Value Ratio" means, for any Mortgage Loan, the ratio of (a) the maximum amount that may be borrowed under the Mortgage Loan (whether or not borrowed) at the time of origination, plus the Mortgage Note Amounts of all other Mortgage Loans secured by senior or pari passu Liens on the related property, to (b) the Appraised Property Value of the related property.

"Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site.

"Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System, as amended.

"MERS" means Mortgage Electronic Registrations Systems, Inc. and any successor entity.

"Miscellaneous Fees and Charges" means the Collateral Operations Fees set forth on Lender's fee schedule attached as Exhibit I and all miscellaneous disbursements, charges and expenses incurred by or on behalf of Lender for the handling and administration of Warehousing Advances and Collateral, including costs for Uniform Commercial Code, tax lien and judgment searches conducted by Lender, filing fees, charges for wire transfers and check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, recording fees, Funding Bank service fees and overdraft charges and Designated Bank Charges. Upon not less than 3 Business Days' prior Notice to Borrower, Lender may modify the Collateral Operations Fees set forth in Exhibit I to conform to current Lender practices and, as so modified, the revised
Exhibit I will become part of this Agreement.

"Mortgage" means a mortgage or deed of trust on real property that is improved and substantially completed (including real property to which a Manufactured Home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to the Manufactured Home under applicable real property law).

"Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

"Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage and, if applicable, a Security Agreement.

"Mortgage Note" means a promissory note secured by one or more Mortgages and, if applicable, one or more Security Agreements.

"Mortgage Note Amount" means, as of any date of determination, the then outstanding and unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn under that Mortgage Note).

"Mortgage Pool" means a pool of one or more Pledged Loans on the basis of which a Mortgage-backed Security is to be issued.

"Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001
(a)(3) of ERISA, to which either Borrower or any ERISA Affiliate of Borrower has any obligation with respect to its employees.

"NLC, INC." has the meaning set forth in the first paragraph of this Agreement.

"Nonperforming Mortgage Loan" has the meaning set forth in Exhibit H.

                                    Page 12-7

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"Non-Usage Fee" has the meaning set forth in Section 3.5.

"Notices" has the meaning set forth in Section 11.1.

"Obligations" means all indebtedness, obligations and liabilities of Borrower to Lender and Lender's Subsidiaries (whether now existing or arising after the date of this Agreement, voluntary or involuntary, joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, or decreased or extinguished and later increased and however created or incurred), including Borrower's obligations and liabilities to Lender under the Loan Documents and disbursements made by Lender for Borrower's account.

"Operating Account" means a demand deposit account maintained at the Funding Bank in Borrower's name and designated for funding that portion of each Eligible Loan not funded by a Warehousing Advance made against that Eligible Loan and for returning any excess payment from an Investor for a Pledged Loan or Pledged Security.

"Overdraft Advance" has the meaning set forth in Section 3.8.

"Parent" means NLC Financial Services, LLC, a Delaware limited liability company, and the parent of First NLC.

"Participant" has the meaning set forth in Section 11.8.

"Person" means and includes natural persons, corporations, limited liability companies, limited liability partnerships, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions of those governments.

"Plan" means each employee benefit plan (whether in existence on the date of this Agreement or established after that date), as that term is defined in
Section 3 of ERISA, maintained for the benefit of directors, officers or employees of Borrower or any ERISA Affiliate.

"Pledged Assets" means, collectively, Pledged Loans and Pledged Securities.

"Pledged Hedging Accounts" has the meaning set forth in Section 4.1 (h).

"Pledged Hedging Arrangements" has the meaning set forth in Section 4.1 (h).

"Pledged Loans" has the meaning set forth in Section 4.1(b).

"Pledged Securities" has the meaning set forth in Section 4.1(c).

"Prime Mortgage Loan" has the meaning set forth in Exhibit H.

"Prohibited Transaction" has the meanings set forth for such term in Section 4975 of the Internal Revenue Code and Section 406 of ERISA.

"Purchase Commitment" means a written commitment, in form and substance satisfactory to Lender, issued in favor of Borrower by an Investor under which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

"Rating Agency" means any nationally recognized statistical rating organization that in the ordinary course of its business rates Mortgage-backed Securities.

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"Receivables" has the meaning set forth in Section 4.1(e).

"Release Amount" has the meaning set forth in Section 4.3(f).

"Repurchased Mortgage Loan" has the meaning set forth in Exhibit H.

"Restriction List" and "Restriction Lists" means each and every list of Persons to whom the Government of the United States prohibits or otherwise restricts the provision of financial services. For the purposes of this Agreement, Restriction Lists include the list of Specifically Designated Nationals and Blocked Persons established pursuant to Executive Order 13224 (September 23, 2001) and maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury, current as of the day the Restriction List is used for purposes of comparison in accordance with the requirements of this Agreement.

"RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase Commitment issued by Lender.

"RFConnects Delivery" means Lender's proprietary service to support the electronic exchange of information between Lender and Borrower, including Warehousing Advance Requests, shipping requests, payoff requests, wire transfer instructions, security delivery instructions, activity reports and exception reports.

"RFConnects Pledge Agreement" means an agreement (on the then current form prescribed by Lender) granting Lender a security interest in Mortgage Loans for which Borrower has requested Warehousing Advances using RFConnects Delivery.

"Second Mortgage" means a Mortgage that constitutes a second Lien on the real property and improvements described in or covered by that Mortgage.

"Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

"Security Agreement" means a security agreement or other agreement that creates a Lien on personal property, including furniture, fixtures and equipment, to secure repayment of a Mortgage Loan.

"Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, under which that Person has the right to service Mortgage Loans.

"Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by that Person under Servicing Contracts, minus the principal balance of all Mortgage Loans that are serviced by that Person for others under subservicing arrangements.

"Single Family Mortgage Loan" means a Mortgage Loan secured by a Mortgage on improved real property on which is located a 1-to-4 family residence.

"Standard Warehouse Period" means, for any Mortgage Loan, the maximum number of days a Warehousing Advance against that type of Mortgage Loan, other than against an Aged Mortgage Loan, may remain outstanding, as set forth in Exhibit H.

"Statement Date" means the Audited Statement Date or the Interim Statement Date, as applicable.

"Sublimit" means the aggregate amount of Warehousing Advances (expressed as a dollar amount or as a percentage of the Warehousing Commitment Amount) that is permitted to be outstanding at any one time against a specific type of Eligible Loan.

                                    Page 12-9

"Subordinated Debt" means (a) all indebtedness of Borrower for borrowed money that is effectively subordinated in right of payment to all present and future Obligations either (1) under a Subordination of Debt Agreement on the form prescribed by Lender or (2) otherwise on terms acceptable to Lender, and (b) solely for purposes of Section 8.5, all indebtedness of Borrower that is required to be subordinated by Sections 5.1(b) and 7.11.

"Subprime Mortgage Loan" has the meaning set forth in Exhibit H

"Subsidiary" means any corporation, partnership, association or other business entity in which more than 50% of the shares of stock or other ownership interests having voting power for the election of directors, managers, trustees or other Persons performing similar functions is at the time owned or controlled by any Person either directly or indirectly through one or more Subsidiaries of that Person.

"Tangible Net Worth" means the excess of a Person's (and, if applicable, that Person's Subsidiaries, on a consolidated basis) total assets over total liabilities as of the date of determination, each determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered to Lender under the Existing Agreement, plus that portion of Subordinated Debt due more than 6 months after the Warehousing Maturity Date. For purposes of calculating a Person's Tangible Net Worth, advances or loans to managers, members, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of that Person, intangible assets, those other assets that would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of that date, as those requirements appear in the "Consolidated Audit Guide for Audits of HUD Programs," and other assets Lender deems unacceptable, in its sole discretion, must be excluded from that Person's total assets.

"Third Party Originated Loan" means a Mortgage Loan originated and funded by a third party (other than with funds provided by Borrower at closing to purchase the Mortgage Loan) and subsequently purchased by Borrower.

"Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan that is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program set forth in, and that is reported for insurance under, the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended, and the regulations related to that statute.

"Trust Receipt" means a trust receipt in a form approved by and under which Lender may deliver any document relating to the Collateral to Borrower for correction or completion.

"Unused Portion" has the meaning set forth in Section 3.5.

"Used Portion" has the meaning set forth in Section 3.5.

"Warehousing Advance" means a disbursement by Lender under Section 1.1.

"Warehousing Advance Request" has the meaning set forth in Section 2.1.

"Warehousing Collateral Value" means, as of any date of determination, (a) with respect to any Eligible Loan, the lesser of (1) the amount of any Warehousing Advance made, or that could be made, against such Eligible Loan under Exhibit H or (2) an amount equal to the Advance Rate for the applicable type of Eligible Loan multiplied by the Fair Market Value of such Eligible Loan; (b) if Eligible Loans have been exchanged for Agency Securities, the lesser of (1) the amount of any Warehousing Advances outstanding against the Eligible Loans backing the Agency Securities or (2) an amount equal to the Advance Rates for the applicable types of Eligible Loans

                                   Page 12-10
backing the Agency Securities multiplied by the Fair Market Value of the Agency Securities; and (c) with respect to cash, the amount of the cash.

"Warehousing Commitment" means the obligation of Lender to make Warehousing Advances to Borrower under Section 1.1.

"Warehousing Commitment Amount" means $135,000,000. Notwithstanding the foregoing, during the period from March 6, 2004, to and including May 31, 2004, the Warehousing Commitment Amount will be temporarily increased to $200,000,000. On the first Business Day following the expiration of the temporary increase of the Warehousing Commitment Amount, Borrower must repay to Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

"Warehousing Fee" has the meaning set forth in Section 3.6.

"Warehousing Maturity Date" has the meaning set forth in Section 1.2.

"Warehousing Note" has the meaning set forth in Section 1.3.

"Wet Settlement Advance" means with respect to any Warehousing Advance, the time from the date the Warehousing Advance is made until the date of Lender's receipt of the Collateral Documents required by Article 2 and the Exhibits and documents referenced in that Article.

"Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in Lender's name for clearing wire transfers requested by Borrower to fund Warehousing Advances.

"Wire Fee" has the meaning set forth in Section 3.6.

12.2. Other Definitional Provisions; Terms of Construction

12.2 (a) Accounting terms not otherwise defined in this Agreement have the meanings given to those terms under GAAP.

12.2 (b) Defined terms may be used in the singular or the plural, as the context requires.

12.2 (c) All references to time of day mean the then applicable time in Chicago, Illinois, unless otherwise expressly provided.

12.2 (d) References to Sections, Exhibits, Schedules and like references are to Sections, Exhibits, Schedules and the like of this Agreement unless otherwise expressly provided.

12.2 (e) The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation."

12.2 (f) Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or."

12.2 (g) All incorporations by reference of provisions from other agreements are incorporated as if such provisions were fully set forth into this Agreement, and include all necessary definitions and related provisions from those other agreements. All provisions from other agreements incorporated into this Agreement by reference survive any termination of those other agreements until the Obligations of Borrower under this Agreement and the Warehousing Note are irrevocably paid in full and the Warehousing Commitment is terminated.

                                   Page 12-11

12.2 (h) All references to the Uniform Commercial Code shall be deemed to be references to the Uniform Commercial Code in effect on the date of this Agreement in the applicable jurisdiction.

12.2 (i) Unless the context in which it is used otherwise clearly requires, all references to days, weeks and months mean calendar days, weeks and months.

                                End of Article 12

                                   Page 12-12

                                                                       EXHIBIT H

--------------------------------------------------------------------------------
                         ELIGIBLE LOANS AND OTHER ASSETS
--------------------------------------------------------------------------------

                        First NLC Financial Services, LLC
                                    NLC, Inc.

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

     Lender's obligation to make Warehousing Advances under the Agreement is subject to the following limitations:

          1. No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Debt) under another warehousing financing arrangement or a gestation agreement.

          2. No Warehousing Advance will be made against any Mortgage Loan that Lender believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

          3. No Warehousing Advance will be made against a Mortgage Loan if any of the limitations set forth in this Exhibit H would be exceeded after giving effect to the Warehousing Advance.

          4. No Warehousing Advance will be made against a Mortgage Loan with an original principal balance in excess of $2,000,000.

SUBLIMITS

     These general limitations apply to all Warehousing Advances against Eligible Loans:

          1.   Wet Settlement Advances:        40% of the Warehousing Commitment
                                               Amount.

          2.   Third Party Originated Loans:   Not Permitted

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

     Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties and the covenants in the Agreement, each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.   Prime Mortgage Loan

     (a) Definition: A First Mortgage Loan or a Second Mortgage Loan with the following characteristics:

          (i)  For a First Mortgage Loan:

               A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

               B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the Prime Mortgage Loan is insured by or subject to a commitment for mortgage insurance in an amount and on terms and conditions that satisfy the underwriting standards of Fannie Mae or Freddie Mac; or

               C. A Government Mortgage Loan.

          (ii) For a Second Mortgage Loan:

               A. The credit of the obligor has been underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards; and

               B. Loan-to-Value Ratio not more than 100%.

     (b) Interest Rate:

          (i)  Other Mortgage Loans:      [*]% over LIBOR*

          (ii) Aged Mortgage Loans:       [*]% over LIBOR

     (c) Prime Sublimit:                  (i) from March 23, 2004, to and
                                          including May 31, 2004, $75,000,000;
                                          and (ii) thereafter, $65,000,000

          (i)  First Mortgage Loans:      (i) from March 23, 2004, to and
                                          including May 31, 2004, $75,000,000;
                                          and (ii) thereafter, $65,000,000

          (ii) Second Mortgage Loans:     (i) from March 23, 2004, to and
                                          including May 31, 2004, $16,750,000;
                                          and (ii) thereafter, $6,750,000

          (iii) Aged Mortgage Loans:      $2,500,000

     (d) Committed/Uncommitted:

          (i)  First Mortgage Loans:      Purchase Commitment required

          (ii) Second Mortgage Loans:     Purchase Commitment NOT required

     (e) Wet Settlement Advances:         Permitted

     (f) Aged Mortgage Loans:             Permitted for First Mortgage Loans
                                          only

     (g) Committed Advance Rate:

          (i)  First Mortgage Loans:      [*]% of the lesser of (i) the Mortgage
                                          Note Amount or (ii) the Committed
                                          Purchase Price

          (ii) RFC Mortgage Loans:        [*]% of the lesser of (i) of the
                                          Mortgage Note Amount or (ii) the
                                          Committed Purchase Price

     (h) Uncommitted Advance Rate:        [*]% of the Mortgage Note Amount

     (i) Standard Warehouse Period:        90 days

     (j) Aged Warehouse Period:            180 days

     (k) Required Prepayments:             On the day a Pledged Loan becomes an
                                           Aged Mortgage Loan, the Warehousing
                                           Advance against such Pledged Loan
                                           must be (a) repaid in full, to the
                                           extent the Aged Mortgage Loan
                                           Sublimit would be exceeded, or (b)
                                           otherwise, reduced by [*]% of the
                                           Mortgage Note Amount on the 15th day
                                           of each month commencing after 90
                                           days.

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for Prime Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for Prime Mortgage Loans (not including Aged Mortgage Loans) will be reduced by [*]% per annum.

2.   Subprime Mortgage Loan

     (a) Definition: A First Mortgage Loan or Second Mortgage Loan that has a risk rating of "A-," "B" or "C" (determined using underwriting standards that comply with industry standards in the sole judgment of Lender), and that is acceptable for purchase by at least two Investors.

     (b) Interest Rate:

          (i)  Other Mortgage Loans:       [*]% over LIBOR*

          (ii) Aged Mortgage Loans:        [*]% over LIBOR

     (c) Subprime Sublimit:                (i) from March 23, 2004, to and
                                           including May 31, 2004, $200,000,000;
                                           and (ii) thereafter, $135,000,000

          (i)  First Mortgage Loans:       (i) from March 23, 2004, to and
                                           including May 31, 2004, $200,000,000;
                                           and (ii) thereafter, $135,000,000

          (iii) Second Mortgage Loans:     (i) from March 23, 2004, to and
                                           including May 31, 2004, $25,000,000;
                                           and (ii) thereafter, $15,000,000

          (iv) Aged Mortgage Loans:        $2,500,000

     (d) Committed/Uncommitted:            Purchase Commitment NOT required

     (e) Wet Settlement Advances:          Permitted

     (f) Aged Mortgage Loans:              Permitted for First Mortgage Loans
                                           only

     (g) Committed Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (ii) RFC Mortgage Loans:             [*]% of the lesser of (i) of the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

     (h)  Uncommitted "Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the Mortgage Note Amount

          (ii) Second Mortgage Loans:          [*]% of the Mortgage Note Amount

     (i)  Standard Warehouse Period:           90 days

     (j)  Aged Warehouse Period:               180 days

     (k)  Required Prepayments:                On the day a Pledged Loan
                                               becomes an Aged Mortgage Loan,
                                               the Warehousing Advance against
                                               such Pledged Loan must be (a)
                                               repaid in full; to the extent
                                               the Aged Mortgage Loan Sublimit
                                               would be exceeded, or (b)
                                               otherwise, reduced by [*]% of
                                               the Mortgage Note Amount on the
                                               15th day of each month
                                               commencing after 90 days.

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for Subprime Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for Subprime Mortgage Loans (not including Aged Mortgage Loans) will be reduced by [*]% per annum.

3.   High LTV Mortgage Loan

     (a) Definition: A Second Mortgage Loan that meets the 125 Loan Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued, and a First Mortgage Loan that meets the Home Solution Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued.

     (b)  Interest Rate:                       [*]% over LIBOR*

     (c)  High LTV Sublimit:                   $5,000,000

     (d)  Committed/Uncommitted:               Purchase Commitment required
                                               from Lender

     (e)  Wet Settlement Advances:             Permitted

     (f)  Aged Mortgage Loans:                 Not Permitted

     (g)  Committed Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (ii) Second Mortgage Loans:          [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (iii) RFC Mortgage Loans:            [*]% of the lesser of (i) of the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

     (h)  Standard Warehouse Period:           45 days

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for High LTV Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for High LTV Mortgage Loans will be reduced by [*]% per annum.

4.   Repurchased Mortgage Loan/Nonperforming Mortgage Loan

     (a)  Definitions:

     Repurchased Mortgage Loan: A First Mortgage Loan that has been repurchased from an Investor or a Mortgage Pool pursuant to a Servicing Contract and for which the Warehousing Advance has been pre-approved by the Lender.

     Nonperforminq Mortgage Loan: A First Mortgage Loan or a Second Mortgage Loan that is not a High LTV Mortgage Loan and (i) is in the process of foreclosure, (ii) is 60 days or more delinquent or (iii) with respect to which the Aged Warehousing Period has expired.

     (b)  Interest Rate:                      [*]% over LIBOR

     (c)  Repurchased/Nonperforming Sublimit: $5,000,000

     (d)  Committed/Uncommitted:              Purchase Commitment NOT required

     (e)  Wet Settlement Advances:            Permitted

     (f)  Aged Mortgage Loans:                Not Permitted

     (g)  Advance Rate:                       [*]% of the lesser of (i) Lender's
                                              initial Warehousing Advance, (ii)
                                              the unpaid principal balance or
                                              (iii) the Appraised Property
                                              Value or BPO Value

     (h)  Standard Warehouse Period:          180 days

     (i)  Required Prepayments:               [*]% of the Mortgage Note Amount,
                                              paid each month occurring more
                                              than 90 days after the date of
                                              the Warehousing Advance

--------------------------------------------------------------------------------
                               FIRST AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of February 6, 2004, among FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company ("First NLC"), NLC, INC., a Tennessee corporation ("NLC, Inc.") (First NLC and NLC, Inc. are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $135,000,000, which is evidenced by a Promissory Note dated November 1, 2003 (the "Note"), and by a Second Amended and Restated Warehousing Credit and Security Agreement dated as of November 1, 2003 (as the same may have been and may be amended or supplemented, the "Agreement").

B. Borrower has requested that Lender temporarily increase the Warehousing Commitment Amount, and Lender has agreed to such increase, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Subject to Borrower's satisfaction of the conditions set forth in Section 5, the effective date of this Amendment is February 6, 2004 ("Effective Date").

2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3. Article 12 of the Agreement is amended and restated in its entirety as set forth in Article 12 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 12 (including each and every Section in Article 12) are deemed to refer to the new Article 12.

4. Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

5. Borrower must deliver to Lender (a) two executed copies of this Amendment, and (b) a $350 document production fee.

6. Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the

     Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition from the date of the Agreement to the Effective Date.

7. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

8. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                         FIRST NLC FINANCIAL SERVICES, LLC.
                                         a Florida limited liability company


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Its: President


                                         NLC, INC. a Tenhessee corporation


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Its: President


                                         RESIDENTIAL FUNDING CORPORATION,
                                         a Delaware corporation


                                         By: /s/ Illegible
                                             -----------------------------------
                                         Its: Director

12.  DEFINITIONS

12.1. Defined Terms

Capitalized terms defined below or elsewhere in this Agreement have the following meanings or, as applicable, the meanings given to those terms in Exhibits to this Agreement:

"Accrual Basis" has the meaning set forth in Section 3.1(c).

"Advance Rate" means, with respect to any Eligible Loan, the Advance Rate set forth in Exhibit H for that type of Eligible Loan.

"Affiliate" means, when used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person that beneficially owns or holds, directly or indirectly, 5% of more of any class of voting Equity Interests of the Person referred to, (c) each Person, 5% or more of the voting Equity Interests of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. For these purposes, the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

"Aged Mortgage Loans" means Mortgage Loans against which a Warehousing Advance has been outstanding for longer than the Standard Warehouse Period, provided that Aged Mortgage Loans are permitted for such type of Mortgage Loan.

"Aged Warehouse Period" means the maximum number of days a Warehouse Advance against Aged Mortgage Loans of a particular type may remain outstanding as set forth in Exhibit H.

"Agency Security" means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

"Agreement" means this Second Amended and Restated Warehousing Credit and Security Agreement, either as originally executed or as it may be amended, restated, renewed or replaced.

"Appraised Property Value" means with respect to an interest in real property, the then current fair market value of the real property and any improvements on it as of recent date determined in accordance with Title XI of FIRREA by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

"Approved Custodian" means a pool custodian or other Person that Lender deems acceptable, in its sole discretion, to hold Mortgage Loans for inclusion in a Mortgage Pool or to hold Mortgage Loans as agent for an Investor that has issued a Purchase Commitment for those Mortgage Loans.

"Audited Statement Date" means the date of Borrower's most recent audited financial statements (and, if applicable, Borrower's Subsidiaries, on a consolidated basis) delivered to Lender under the Existing Agreement or this Agreement.

"Bank One" means Bank One, National Association, or any successor bank.

"Bank One Prime Rate" means, as of any date of determination, the highest prime rate quoted by Bank One is not

                                   Page 12-1
quoted or published for any period, then during that period the term "Bank One Prime Rate" means the highest prime rate published in the most recent edition of The Wall Street Journal in its regular column entitled "Money Rates."

"Borrower" has the meaning set forth in the first paragraph of this Agreement.

"Business Day" means any day other than Saturday, Sunday or any other day on which national banking associations are closed for business.

"Buydown" has the meaning set forth in Section 3.4.

"Calendar Quarter" means the 3 month period beginning on each January 1, April 1, July 1 or October 1.

"Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in Lender's name and designated for receipt of the proceeds of the sale or other disposition of Collateral.

"Check Disbursement Account" means a demand deposit account maintained at the Funding Bank in Borrower's name and under the control of Lender for clearing checks written by Borrower to fund Mortgage Loans funded by Warehousing Advances.

"Closing Date" has the meaning set forth in the Recitals to this Agreement.

"Collateral" has the meaning set forth in Section 4.1.

"Collateral Documents" means, with respect to each Mortgage Loan, (a) the Mortgage Note, the Mortgage and all other documents including, if applicable, any Security Agreement, executed in connection with or relating to the Mortgage Loan; (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA Commitment to Insure, the VA Guaranty or private mortgage insurance, the appraisal, the Regulation Z statement, the environmental assessment, the engineering report, certificates of casualty or hazard insurance, credit information on the maker of the Mortgage Note, the HUD-1 or corresponding purchase advice; (c) any other document listed in Exhibit B; and (d) any other document that is customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or that is customarily executed by the seller of a Mortgage Note to an Investor.

"Committed Purchase Price" means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or, if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Eligible Loan, or (b) if the Eligible Loan is to be used to back an Agency Security, an amount equal to the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Agency Security.

"Compliance Certificate" means a certificate executed on behalf of Borrower by its manager having principal financial accounting responsibilities, substantially in the form of Exhibit E.

"Credit Score" means a mortgagor's overall consumer credit rating, represented by a single numeric credit score using the Fair, Isaac consumer credit scoring system, provided by a credit repository acceptable to Lender and the Investor that issued the Purchase Commitment covering the related Mortgage Loan (if a Purchase Commitment is required by Exhibit H).

"Debt" means (a) all indebtedness or other obligations of a Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) that, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that

                                   Page 12-2

Person on the date of determination, plus (b) all indebtedness or other obligations of that Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) for borrowed money or for the deferred purchase price of property or services. For purposes of calculating a Person's Debt, Subordinated Debt due more than 6 months after the Warehousing Maturity Date may be excluded from that Person's indebtedness.

"Default" means the occurrence of any event or existence of any condition that, but for the giving of Notice or the lapse of time, would constitute an Event of Default.

"Default Rate" means, for any Warehousing Advance, the Interest Rate applicable to that Warehousing Advance plus 4% per annum. If no Interest Rate is applicable to a Warehousing Advance, "Default Rate" means, for that Warehousing Advance, the highest Interest Rate then applicable to any outstanding Warehousing Advance plus 4% per annum.

"Depository Benefit" means the compensation received by Lender, directly or indirectly, as a result of Borrower's maintenance of Eligible Balances with a Designated Bank.

"Designated Bank" means any bank designated by Lender as a Designated Bank, but only for as long as Lender has an agreement under which Lender receives Depository Benefits from that bank.

"Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank in connection with Eligible Balances maintained at the Designated Bank, including deposit insurance premiums, service charges and any other charges that may be imposed by governmental authorities from time to time.

"Discontinued Loan" has the meaning set forth in the GMAC-RFC Client Guide.

"Earnings Allowance" has the meaning set forth in Section 3.1(b).

"Earnings Credit" has the meaning set forth in Section 3.1(b).

"Electronic Advance Request" means an electronic transmission through RFConnects Delivery containing the same information as Exhibit A to this Agreement.

"Electronic Tracking Agreement" means an Electronic Tracking Agreement, on the form prescribed by Lender, among Borrower, Lender, MERS and MERSCORP, Inc.

"Eligible Balances" means all funds of or maintained by Borrower (and, if applicable, Borrower's Subsidiaries) in demand deposit or time deposit accounts at a Designated Bank, minus balances to support float, reserve requirements and any other reductions that may be imposed by governmental authorities from time to time.

"Eligible Loan" means a Single Family Mortgage Loan that satisfies the conditions and requirements set forth in Exhibit H.

"Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification, (b) there exists a Purchase Commitment covering the Agency Security to be issued on the basis of that certification and (c) the Agency Security will be delivered to Lender.

"Equity Interests" means all shares, interests, participations or other equivalents, however, designated, of or in a Person (other than a natural person), whether or not voting, including common stock, membership interests, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more of the foregoing.

                                   Page 12-3

"ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group of which Borrower is a member and that is treated as a single employer under Section 414 of the Internal Revenue Code.

"Event of Default" means any of the conditions or events set forth in Section 10.1.

"Excess Buydown" has the meaning set forth in Section 3.4.

"Exchange Act" means the Securities Exchange Act of 1934 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"Exhibit B" means Exhibit B, Exhibit B-REP, as applicable to the type of Eligible Loan against which a Warehousing Advance is to be made.

"Existing Agreement" means the First Amended and Restated Warehousing Credit and Security Agreement dated as of November 15, 2002, as amended, between Borrower and Lender.

"Fair Market Value" means, at any time for an Eligible Loan or a related Agency Security (if the Eligible Loan is to be used to back an Agency Security) as of any date of determination, (a) the Committed Purchase Price if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac or the Eligible Loan is to be exchanged for an Agency Security and that Agency Security is covered by a Purchase Commitment from an Investor, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as Lender deems appropriate in its sole discretion.

"Fannie Mae" means Fannie Mae, a corporation created under the laws of the United States, and any successor corporation or other entity.

"FHA" means the Federal Housing Administration and any successor agency or other entity.

"FHA Mortgage Loan" means an FHA-insured Mortgage Loan included in the Pledged Loans.

"FICA" means the Federal Insurance Contributions Act and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules and regulations.

"FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"First Mortgage" means a Mortgage that constitutes a first Lien on the real property and improvements described in or covered by that Mortgage.

"First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

"FIRST NLC FINANCIAL SERVICES, LLC" has the meaning set forth in the first paragraph of this Agreement.

"Forward Commitment" means the forward commitment of First NLC to sell Mortgage Loans to Lender, obligating First NLC to deliver $230,000,000 of Mortgage Loans to Lender between October 1,2003, and September 30, 2005, and any substitute, amendment or renewal thereof.

                                   Page 12-4

"Freddie Mac" means the Federal Home Loan Mortgage Corporation, a corporation created under the laws of the United States, and any successor corporation or other entity.

"Funding Bank" means Bank One or any other bank designated by Lender as a Funding Bank.

"Funding Bank Agreement" means a letter agreement on the form prescribed by Lender between the Funding Bank and Borrower authorizing Lender's access to the Operating Account and the Check Disbursement Account.

"GAAP" means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in statements and pronouncements of the Financial Accounting Standards Board, or in opinions, statements or pronouncements of any other entity approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

"Gestation Agreement" means an agreement under which Borrower agrees to sell or finance (a) a Mortgage Loan prior to the date of purchase by an Investor or (b) a Mortgage Pool prior to the date a Mortgage-backed Security backed by the Mortgage Pool is issued.

"Ginnie Mae" means the Government National Mortgage Association, an agency of the United States government, and any successor agency or other entity.

"GMAC-RFC Client Guide" means the applicable loan purchase guide issued by Lender, as the same may be amended or replaced.

"Government Mortgage Loan" means a closed-end First Mortgage Loan that is either HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage
Loan) or VA guaranteed.

"Hedging Arrangements" means, with respect to any Person, any agreements or other arrangements (including interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into to protect that Person against changes in interest rates or the market value of assets.

"High LTV Mortgage Loan" has the meaning set forth in Exhibit H.

"HUD" means the Department of Housing and Urban Development, and any successor agency or other entity.

"HUD 203(K) Mortgage Loan" means an FHA-insured closed-end First Mortgage Loan to an individual obligor the proceeds of which will be used for the purpose of rehabilitating and repairing the related single family property, and which satisfies the definition of "rehabilitation loan" in 24 C.F.R. 203.50(a).

"Indemnified Liabilities" has the meaning set forth in Section 11.2.

"Indemnitees" has the meaning set forth in Section 11.2.

"Interest Rate" means, for any Warehousing Advance, the floating rate of interest specified for that Warehousing Advance in Exhibit H.

"Interim Statement Date" means the date of the most recent unaudited financial statements of Borrower (and, if applicable, Borrower's Subsidiaries, on a consolidated basis) delivered to Lender under the Existing Agreement or this Agreement.

                                    Page 12-5

"Internal Revenue Code" means the Internal Revenue Code of 1986, Title 26 of the United States Code, and all rules, regulations and interpretations issued under those statutory provisions, as amended, and any subsequent or successor federal income tax law or laws, rules, regulations and interpretations.

"Investment Company Act" means the Investment Company Act of 1940 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution that Lender deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans.

"Lender" has the meaning set forth in the first paragraph of this Agreement.

"Leverage Ratio" means the ratio of a Person's Debt to Tangible Net Worth. For purposes of calculating a Person's Leverage Ratio, Debt arising under Hedging Arrangements, to the extent of assets arising under those Hedging Arrangements, may be excluded from that Person's Debt.

"LIBOR" means, for each week, the rate of interest per annum that is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for 1 month periods of certain U.S. banks as of 11:00 a.m. (London time) on the first Business Day of each week on which the London Interbank market is open, as published by Bloomberg L.P. If those interest rates are not offered or published for any period, then during that period LIBOR means the London Interbank Offered Rate for 1 month periods as published in The Wall Street Journal in its regular column entitled "Money Rates" on the first Business Day of each week on which the London Interbank market is open.

"Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of such an agreement and any agreement to give any security interest).

"Liquid Assets" means the following assets owned by a Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) as of any date of determination: (a) unrestricted and unencumbered cash, (b) funds on deposit in accounts with any bank located in the United States (net of the aggregate amount payable under all outstanding and unpaid checks, drafts and similar items drawn by a Person against those accounts), (c) investment grade commercial paper, (d) money market funds, and (e) marketable securities, plus, in the case of Borrower and in the absence of a Default or Event of Default, (f) the amount of any Buydowns and Excess Buydowns.

"Loan Documents" means this Agreement, the Warehousing Note, any agreement of Borrower relating to Subordinated Debt, and each other document, instrument or agreement executed by Borrower in connection with any of those documents, instruments and agreements, as originally executed or as any of the same may be amended, restated, renewed or replaced.

"Loan Package Fee" has the meaning set forth in Section 3.6.

"Loan-to-Value Ratio" means, for any Mortgage Loan, the ratio of (a) the maximum amount that may be borrowed under the Mortgage Loan (whether or not borrowed) at the time of origination, plus the Mortgage Note Amounts of all other Mortgage Loans secured by senior or pari passu Liens on the related property, to (b) the Appraised Property Value of the related property.

"Manufactured Home' means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site.

                                   Page 12-6

"Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System, as amended.

"MERS" means Mortgage Electronic Registrations Systems, Inc. and any successor entity.

"Miscellaneous Fees and Charges" means the Collateral Operations Fees set forth on Lender's fee schedule attached as Exhibit I and all miscellaneous disbursements, charges and expenses incurred by or on behalf of Lender for the handling and administration of Warehousing Advances and Collateral, including costs for Uniform Commercial Code, tax lien and judgment searches conducted by Lender, filing fees, charges for wire transfers and check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, recording fees, Funding Bank service fees and overdraft charges and Designated Bank Charges. Upon not less than 3 Business Days' prior Notice to Borrower, Lender may modify the Collateral Operations Fees set forth in Exhibit I to conform to current Lender practices and, as so modified, the revised
Exhibit I will become part of this Agreement.

"Mortgage" means a mortgage or deed of trust on real property that is improved and substantially completed (including real property to which a Manufactured Home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to the Manufactured Home under applicable real property law).

"Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

"Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage and, if applicable, a Security Agreement.

"Mortgage Note" means a promissory note secured by one or more Mortgages and, if applicable, one or more Security Agreements.

"Mortgage Note Amount" means, as of any date of determination, the then outstanding and unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn under that Mortgage Note).

"Mortgage Pool" means a pool of one or more Pledged Loans on the basis of which a Mortgage-backed Security is to be issued.

"Multiemplover Plan" means a "multiemployer plan" as defined in Section 4001
(a)(3) of ERISA, to which either Borrower or any ERISA Affiliate of Borrower has any obligation with respect to its employees.

"NLC. INC." has the meaning set forth in the first paragraph of this Agreement.

"Nonperforming Mortgage Loan" has the meaning set forth in Exhibit H.

"Non-Usage Fee" has the meaning set forth in Section 3.5.

"Notices" has the meaning set forth in Section 11.1.

"Obligations" means all indebtedness, obligations and liabilities of Borrower to Lender and Lender's Subsidiaries (whether now existing or arising after the date of this Agreement, voluntary or involuntary, joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, or decreased or extinguished and later increased and however created or incurred), including

                                    Page 12-7

Borrower's obligations and liabilities to Lender under the Loan Documents and disbursements made by Lender for Borrower's account.

"Operating Account" means a demand deposit account maintained at the Funding Bank in Borrower's name and designated for funding that portion of each Eligible Loan not funded by a Warehousing Advance made against that Eligible Loan and for returning any excess payment from an Investor for a Pledged Loan or Pledged Security.

"Overdraft Advance" has the meaning set forth in Section 3.8.

"Parent" means NLC Financial Services, LLC, a Delaware limited liability company, and the parent of First NLC.

"Participant" has the meaning set forth in Section 11.8.

"Person" means and includes natural persons, corporations, limited liability companies, limited liability partnerships, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions of those governments.

"Plan" means each employee benefit plan (whether in existence on the date of this Agreement or established after that date), as that term is defined in
Section 3 of ERISA, maintained for the benefit of directors, officers or employees of Borrower or any ERISA Affiliate.

"Pledged Assets" means, collectively, Pledged Loans and Pledged Securities.

"Pledged Hedging Accounts" has the meaning set forth in Section 4.1(h).

"Pledged Hedging Arrangements" has the meaning set forth in Section 4.1(h).

"Pledged Loans" has the meaning set forth in Section 4.1(b).

"Pledged Securities" has the meaning set forth in Section 4.1(c).

"Prime Mortgage Loan" has the meaning set forth in Exhibit H.

"Prohibited Transaction" has the meanings set forth for such term in Section 4975 of the Internal Revenue Code and Section 406 of ERISA.

"Purchase Commitment" means a written commitment, in form and substance satisfactory to Lender, issued in favor of Borrower by an Investor under which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

"Rating Agency" means any nationally recognized statistical rating organization that in the ordinary course of its business rates Mortgage-backed Securities.

"Receivables" has the meaning set forth in Section 4.1(e).

"Release Amount" has the meaning set forth in Section 4.3(f).

"Repurchased Mortgage Loan" has the meaning set forth in Exhibit H.

"Restriction List" and "Restriction Lists" means each and every list of Persons to whom the Government of the United States prohibits or otherwise restricts the provision of financial

                                   Page 12-8
services. For the purposes of this Agreement, Restriction Lists include the list of Specifically Designated Nationals and Blocked Persons established pursuant to Executive Order 13224 (September 23, 2001) and maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury, current as of the day the Restriction List is used for purposes of comparison in accordance with the requirements of this Agreement.

"RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase Commitment issued by Lender.

"RFConnects Delivery" means Lender's proprietary service to support the electronic exchange of information between Lender and Borrower, including Warehousing Advance Requests, shipping requests, payoff requests, wire transfer instructions, security delivery instructions, activity reports and exception reports.

"RFConnects Pledge Agreement" means an agreement (on the then current form prescribed by Lender) granting Lender a security interest in Mortgage Loans for which Borrower has requested Warehousing Advances using RFConnects Delivery.

"Second Mortgage" means a Mortgage that constitutes a second Lien on the real property and improvements described in or covered by that Mortgage.

"Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

"Security Agreement" means a security agreement or other agreement that creates a Lien on personal property, including furniture, fixtures and equipment, to secure repayment of a Mortgage Loan.

"Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, under which that Person has the right to service Mortgage Loans.

"Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by that Person under Servicing Contracts, minus the principal balance of all Mortgage Loans that are serviced by that Person for others under subservicing arrangements.

"Single Family Mortgage Loan" means a Mortgage Loan secured by a Mortgage on improved real property on which is located a 1-to-4 family residence.

"Standard Warehouse Period" means, for any Mortgage Loan, the maximum number of days a Warehousing Advance against that type of Mortgage Loan, other than against an Aged Mortgage Loan, may remain outstanding, as set forth in Exhibit H.

"Statement Date" means the Audited Statement Date or the Interim Statement Date, as applicable.

"Sublimit" means the aggregate amount of Warehousing Advances (expressed as a dollar amount or as a percentage of the Warehousing Commitment Amount) that is permitted to be outstanding at any one time against a specific type of Eligible Loan.

"Subordinated Debt" means (a) all indebtedness of Borrower for borrowed money that is effectively subordinated in right of payment to all present and future Obligations either (1) under a Subordination of Debt Agreement on the form prescribed by Lender or (2) otherwise on terms acceptable to Lender, and (b) solely for purposes of Section 8.5, all indebtedness of Borrower that is required to be subordinated by Sections 5.1(b) and 7.11.

"Subprime Mortgage Loan" has the meaning set forth in Exhibit H.

                                   Page 12-9

"Subsidiary" means any corporation, partnership, association or other business entity in which more than 50% of the shares of stock or other ownership interests having voting power for the election of directors, managers, trustees or other Persons performing similar functions is at the time owned or controlled by any Person either directly or indirectly through one or more Subsidiaries of that Person.

"Tangible Net Worth" means the excess of a Person's (and, if applicable, that Person's Subsidiaries, on a consolidated basis) total assets over total liabilities as of the date of determination, each determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered to Lender under the Existing Agreement, plus that portion of Subordinated Debt due more than 6 months after the Warehousing Maturity Date. For purposes of calculating a Person's Tangible Net Worth, advances or loans to managers, members, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of that Person, intangible assets, those other assets that would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of that date, as those requirements appear in the "Consolidated Audit Guide for Audits of HUD Programs," and other assets Lender deems unacceptable, in its sole discretion, must be excluded from that Person's total assets.

Third Party Originated Loan" means a Mortgage Loan originated and funded by a third party (other than with funds provided by Borrower at closing to purchase the Mortgage Loan) and subsequently purchased by Borrower.

Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan that is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program set forth in, and that is reported for insurance under, the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended, and the regulations related to that statute.

"Trust Receipt" means a trust receipt in a form approved by and under which Lender may deliver any document relating to the Collateral to Borrower for correction or completion.

"Unused Portion" has the meaning set forth in Section 3.5.

"Used Portion" has the meaning set forth in Section 3.5.

"Warehousing Advance" means a disbursement by Lender under Section 1.1.

"Warehousing Advance Request" has the meaning set forth in Section 2.1.

"Warehousing Collateral Value" means, as of any date of determination, (a) with respect to any Eligible Loan, the lesser of (1) the amount of any Warehousing Advance made, or that could be made, against such Eligible Loan under Exhibit H or (2) an amount equal to the Advance Rate for the applicable type of Eligible Loan multiplied by the Fair Market Value of such Eligible Loan; (b) if Eligible Loans have been exchanged for Agency Securities, the lesser of (1) the amount of any Warehousing Advances outstanding against the Eligible Loans backing the Agency Securities or (2) an amount equal to the Advance Rates for the applicable types of Eligible Loans backing the Agency Securities multiplied by the Fair Market Value of the Agency Securities; and (c) with respect to cash, the amount of the cash.

"Warehousing Commitment" means the obligation of Lender to make Warehousing Advances to Borrower under Section 1.1.

"Warehousing Commitment Amount" means $135,000,000. Notwithstanding the foregoing, during the period from February 6, 2004, to and including May 31, 2004, the Warehousing Commitment

                                   Page 12-10

Amount will be temporarily increased to $160,000,000. On the first Business Day following the expiration of the temporary increase of the Warehousing Commitment Amount, Borrower must repay to Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

"Warehousing Fee" has the meaning set forth in Section 3.6.

"Warehousing Maturity Date" has the meaning set forth in Section 1.2.

"Warehousing Note" has the meaning set forth in Section 1.3.

"Wet Settlement Advance" means with respect to any Warehousing Advance, the time from the date the Warehousing Advance is made until the date of Lender's receipt of the Collateral Documents required by Article 2 and the Exhibits and documents referenced in that Article.

"Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in Lender's name for clearing wire transfers requested by Borrower to fund Warehousing Advances.

"Wire Fee" has the meaning set forth in Section 3.6.

12.2. Other Definitional Provisions; Terms of Construction

12.2 (a) Accounting terms not otherwise defined in this Agreement have the meanings given to those terms under GAAP.

12.2 (b) Defined terms may be used in the singular or the plural, as the context requires.

12.2 (c) All references to time of day mean the then applicable time in Chicago, Illinois, unless otherwise expressly provided.

12.2 (d) References to Sections, Exhibits, Schedules and like references are to Sections, Exhibits, Schedules and the like of this Agreement unless otherwise expressly provided.

12.2 (e) The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation."

12.2 (f) Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or."

12.2 (g) All incorporations by reference of provisions from other agreements are incorporated as if such provisions were fully set forth into this Agreement, and include all necessary definitions and related provisions from those other agreements. All provisions from other agreements incorporated into this Agreement by reference survive any termination of those other agreements until the Obligations of Borrower under this Agreement and the Warehousing Note are irrevocably paid in full and the Warehousing Commitment is terminated.

12.2 (h) All references to the Uniform Commercial Code shall be deemed to be references to the Uniform Commercial Code in effect on the date of this Agreement in the applicable jurisdiction.

12.2 (i) Unless the context in which it is used otherwise clearly requires, all references to days, weeks and months mean calendar days, weeks and months.

                                   Page 12-11

                                End of Article 12

                                   Page 12-12

                                                                       EXHIBIT H

--------------------------------------------------------------------------------
                         ELIGIBLE LOANS AND OTHER ASSETS
--------------------------------------------------------------------------------

                        First NLC Financial Services, LLC
                                   NLC, Inc.

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

     Lender's obligation to make Warehousing Advances under the Agreements subject to the following limitations:

          1. No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Debt) under another warehousing financing arrangement or a gestation agreement.

          2. No Warehousing Advance will be made against any Mortgage Loan that Lender believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

          3. No Warehousing Advance will be made against a Mortgage Loan if any of the limitations set forth in this Exhibit H would be exceeded after giving effect to the Warehousing Advance.

          4. No Warehousing Advance will be made against a Mortgage Loan with an original principal balance in excess of $2,000,000.

SUBLIMITS

     These general limitations apply to all Warehousing Advances against Eligible Loans:

          1. Wet Settlement Advances:  40% of the Warehousing Commitment Amount.

          2. Third Party Originated Loans:  Not Permitted

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

     Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties and the covenants in the Agreement, each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.   Prime Mortgage Loan

     (a) Definition: A First Mortgage Loan or a Second Mortgage Loan with the following characteristics:

          (i) For a First Mortgage Loan:

               A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

               B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the Prime Mortgage Loan is insured by or subject to a commitment for mortgage insurance in an amount and on terms and conditions that satisfy the underwriting standards of Fannie Mae or Freddie Mac; or

               C. A Government Mortgage Loan,

          (ii) For a Second Mortgage Loan:

               A. The credit of the obligor has been underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards; and

               B. Loan-to-Value Ratio not more than 100%.

     (b) Interest Rate:

          (i) Other Mortgage Loans:    [*]% over LIBOR*

          (ii) Aged Mortgage Loans:    [*]% over LIBOR

     (c) Prime Sublimit:               $65,000,000

          (i) First Mortgage Loans:    $65,000,000

          (ii) Second Mortgage Loans:  $6,750,000

          (iii) Aged Mortgage Loans:   $2,500,000

     (d) Committed/Uncommitted:

          (i) First Mortgage Loans:    Purchase Commitment required

          (ii) Second Mortgage Loans:  Purchase Commitment NOT required

     (e) Wet Settlement Advances:      Permitted

     (f) Aged Mortgage Loans:          Permitted for First Mortgage Loans only

     (g) Committed Advance Rate:

          (i) First Mortgage Loans:    [*]% of the lesser of (i) the Mortgage Note
                                       Amount or (ii) the Committed Purchase Price

          (ii) RFC Mortgage Loans:     [*]% of the lesser of (i) of the Mortgage Note
                                       Amount or (ii) the Committed Purchase Price

     (h) Uncommitted Advance Rate:     [*]% of the Mortgage Note Amount

     (i) Standard Warehouse Period:    90 days

     (j) Aged Warehouse Period:        180 days

     (k) Required Prepayments:         On the day a Pledged Loan becomes an
                                       Aged Mortgage Loan, the Warehousing
                                       Advance against such Pledged Loan must
                                       be (a) repaid in full, to the extent the Aged Mortgage Loan Sublimit would be exceeded, or (b) otherwise, reduced by [*]% of the Mortgage Note Amount on the 15th day of each month commencing after 90 days.

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for Prime Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for Prime Mortgage Loans (not including Aged Mortgage Loans) will be reduced by [*]% per annum.

2.   Subprime Mortgage Loan

     (a) Definition: A First Mortgage Loan or Second Mortgage Loan that has a risk rating of "A-," "B" or "C" (determined using underwriting standards that comply with industry standards in the sole judgment of Lender), and that is acceptable for purchase by at least two Investors.

     (b) Interest Rate:

         (i) Other Mortgage Loans:     [*]% over LIBOR*

         (ii) Aged Mortgage Loans:     [*]% over LIBOR

     (c) Subprime Sublimit:            From the period (A) February 6, 2004, to
                                       and including May 31, 2004, $160,000,000
                                       and (B) thereafter, $135,000,000

         (i) First Mortgage Loans:     From the period (A) February 6, 2004, to
                                       and including May 31, 2004, $160,000,000
                                       and (B) thereafter, $135,000,000

         (ii) Second Mortgage Loans:   $15,000,000

         (iii) Aged Mortgage Loans:    $2,500,000

     (d) Committed/Uncommitted:        Purchase Commitment NOT required

     (e) Wet Settlement Advances:      Permitted

     (f) Aged Mortgage Loans:          Permitted for First Mortgage Loans only

     (g) Committed Advance Rate:

         (i) First Mortgage Loans:     [*]% of the lesser of (i) the Mortgage
                                       Note Amount or (ii) the Committed
                                       Purchase Price

         (ii) RFC Mortgage Loans:      [*]% of the lesser of (i) the Mortgage
                                       Note Amount or (ii) the Committed
                                       Purchase Price

     (h) Uncommitted "Advance Rate:

         (i) First Mortgage Loans:     [*]% of the Mortgage Note Amount

         (ii) Second Mortgage Loans:   [*]% of the Mortgage Note Amount

     (i) Standard Warehouse Period:    90 days

     (j) Aged Warehouse Period:        180 days

     (k) Required Prepayments:         On the day a Pledged Loan becomes an
                                       Aged Mortgage Loan, the Warehousing
                                       Advance against such Pledged Loan must
                                       be (a) repaid in full; to the extent the Aged Mortgage Loan Sublimit would be exceeded, or (b) otherwise, reduced by [*]% of the Mortgage Note Amount on the 15th day of each month commencing after 90 days.

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for Subprime Mortgage Loans will increase by [*]% per annum, If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for Subprime Mortgage Loans (not including Aged Mortgage Loans) will be reduced by [*]% per annum,

3.   High LTV Mortgage Loan

     (a) Definition: A Second Mortgage Loan that meets the 125 Loan Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued, and a First Mortgage Loan that meets the Home Solution Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued.

     (b) Interest Rate:                [*]% over LIBOR*

     (c) High LTV Sublimit:            $5,000,000

     (d) Committed/Uncommitted:        Purchase Commitment required from Lender

     (e) Wet Settlement Advances:      Permitted

     (f) Aged Mortgage Loans:          Not Permitted

     (g) Committed Advance Rate:

         (i) First Mortgage Loans:     [*]% of the lesser of (i) the Mortgage
                                       Note Amount or (ii) the Committed
                                       Purchase Price

         (ii) Second Mortgage Loans:   [*]% of the lesser of (i) the Mortgage
                                       Note Amount or (ii) the Committed
                                       Purchase Price

         (iii) RFC Mortgage Loans:     [*]% of the lesser of (i) of the
                                       Mortgage Note Amount or (ii) the
                                       Committed Purchase Price

     (h) Standard Warehouse Period:    45 days

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for High LTV Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for High LTV Mortgage Loans will be reduced by [*]% per annum.

4.   Repurchased Mortgage Loan/Nonperforming Mortgage Loan

     (a) Definitions:

     Repurchased Mortgage Loan: A First Mortgage Loan that has been repurchased from an Investor or a Mortgage Pool pursuant to a Servicing Contract and for which the Warehousing Advance has been pre-approved by the Lender.

     Nonperforming Mortgage Loan: A First Mortgage Loan or a Second Mortgage Loan that is not a High LTV Mortgage Loan and (i) is in the process of foreclosure, (ii) is 60 days or more delinquent or (iii) with respect to which the Aged Warehousing Period has expired.

     (b) Interest Rate:                [*]% over LIBOR

     (c) Repurchased/Nonperforming
         Sublimit:                     $5,000,000

     (d) Committed/Uncommitted:        Purchase Commitment NOT required

     (e) Wet Settlement Advances:      Permitted

     (f) Aged Mortgage Loans:          Not Permitted

     (g) Advance Rate:                 [*]% of the lesser of (i) Lender's
                                       initial Warehousing Advance, (ii) the
                                       unpaid principal balance or (iii) the
                                       Appraised Property Value or BPO Value

     (h) Standard Warehouse Period:    180 days

     (i) Required Prepayments:         [*]% of the Mortgage Note Amount, paid
                                       each month occurring more than 90 days
                                       after the date of the Warehousing
                                       Advance

--------------------------------------------------------------------------------
                                LEGAL FEE STATEMENT
--------------------------------------------------------------------------------

INVOICE DATE:   February 6, 2004

CUSTOMER:       First NLC Financial Services, LLC
                NLC, Inc.

Re: Legal document preparation fee for the First Amendment to the Second Amended and Restated Warehousing Credit and Security Agreement dated November 1, 2003, by and among First NLC Financial Services, LLC, NLC, Inc. and Residential Funding Corporation.

--------------------------------------------------------------------------------
TOTAL AMOUNT DUE                                                         $350.00
--------------------------------------------------------------------------------

INFORMATION DENOTED BY [*] HEREIN HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THIS INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                        EXECUTED

GMAC Residential Funding

--------------------------------------------------------------------------------
                     SECOND AMENDED AND RESTATED WAREHOUSING
                         CREDIT AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                     BETWEEN

                       FIRST NLC FINANCIAL SERVICES, LLC,
                      a Florida limited liability company

                                       AND

                       NLC, INC., a Tennessee corporation

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation

                          Dated as of November 1, 2003

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

1.  THE CREDIT...................................................................1-1
    1.1.   The Warehousing Commitment............................................1-1
    1.2.   Expiration of Warehousing Commitment..................................1-1
    1.3.   Warehousing Note......................................................1-2
2.  PROCEDURES FOR OBTAINING ADVANCES............................................2-1
    2.1.   Warehousing Advances..................................................2-1
3.  INTEREST, PRINCIPAL AND FEES.................................................3-1
    3.1.   Interest..............................................................3-1
    3.2.   Interest Limitation...................................................3-2
    3.3.   Principal Payments....................................................3-2
    3.4.   Buydowns..............................................................3-4
    3.5.   Non-Usage Fees........................................................3-4
    3.6.   Loan Package Fees, Wire Fees, Warehousing Fees........................3-5
    3.7.   Miscellaneous Fees and Charges........................................3-5
    3.8.   Overdraft Advances....................................................3-5
    3.9.   Method of Making Payments.............................................3-5
4.  COLLATERAL...................................................................4-1
    4.1.   Grant of Security Interest............................................4-1
    4.2.   Maintenance of Collateral Records.....................................4-2
    4.3.   Release of Security Interest in Pledged Loans and Pledged
              Securities.........................................................4-2
    4.4.   Collection and Servicing Rights.......................................4-4
    4.5.   Return of Collateral at End of Warehousing Commitment.................4-4
    4.6.   Delivery of Collateral Documents......................................4-4
5.  CONDITIONS PRECEDENT.........................................................5-1
    5.1.   Initial Advance.......................................................5-1
    5.2.   Each Advance..........................................................5-2
    5.3.   Force Majeure.........................................................5-3
6.  GENERAL REPRESENTATIONS AND WARRANTIES.......................................6-1
    6.1.   Place of Business.....................................................6-1
    6.2.   Organization; Good Standing; Subsidiaries.............................6-1
    6.3.   Authorization and Enforceability......................................6-1
    6.4.   Approvals.............................................................6-2
    6.5.   Financial Condition...................................................6-2
    6.6.   Litigation............................................................6-2
    6.7.   Compliance with Laws..................................................6-2
    6.8.   Regulation U..........................................................6-3
    6.9.   Investment Company Act................................................6-3
    6.10.  Payment of Taxes......................................................6-3
    6.11.  Agreements............................................................6-3
    6.12.  Title to Properties...................................................6-3
    6.13.  ERISA ................................................................6-4
    6.14.  No Retiree Benefits...................................................6-4
    6.15.  Assumed Names.........................................................6-4
    6.16.  Servicing.............................................................6-4
7.  AFFIRMATIVE COVENANTS........................................................7-1

    7.1.   Payment of Obligations................................................7-1
    7.2.   Financial Statements..................................................7-1
    7.3.   Other Borrower Reports................................................7-1
    7.4.   Maintenance of Existence; Conduct of Business.........................7-2
    7.5.   Compliance with Applicable Laws.......................................7-2
    7.6.   Inspection of Properties and Books; Operational Reviews...............7-2
    7.7.   Notice................................................................7-3
    7.8.   Payment of Debt, Taxes and Other Obligations..........................7-3
    7.9.   Insurance.............................................................7-3
    7.10.  Closing Instructions..................................................7-4
    7.11.  Subordination of Certain Indebtedness.................................7-4
    7.12.  Other Loan Obligations................................................7-4
    7.13.  ERISA.................................................................7-4
    7.14.  Use of Proceeds of Warehousing Advances...............................7-5
    7.15.  MERS Implementation...................................................7-5
8.  NEGATIVE COVENANTS...........................................................8-1
    8.1.   Contingent Liabilities................................................8-1
    8.2.   Pledge of Servicing Contracts.........................................8-1
    8.3.   Restrictions on Fundamental Changes................................   8-1
    8.4.   Subsidiaries..........................................................8-1
    8.5.   Deferral of Subordinated Debt.........................................8-2
    8.6.   Loss of Eligibility...................................................8-2
    8.7.   Accounting Changes....................................................8-2
    8.8.   Leverage Ratio........................................................8-2
    8.9.   Minimum Tangible Net Worth............................................8-2
    8.10.  Minimum Liquid Assets.................................................8-2
    8.11.  Distributions to Members..............................................8-2
    8.12.  Transactions with Affiliates..........................................8-2
    8.13.  Recourse Servicing Contracts..........................................8-3
    8.14.  Gestation Agreements..................................................8-3
9.  SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS
       CONCERNING COLLATERAL.....................................................9-1
    9.1.   Special Representations and Warranties Concerning Eligibility as
              Seller/Servicer of Mortgage Loans..................................9-1
    9.2.   Special Representations and Warranties Concerning Warehousing
              Collateral.........................................................9-1
    9.3.   Special Affirmative Covenants Concerning Warehousing Collateral.......9-3
    9.4.   Special Negative Covenants Concerning Warehousing Collateral..........9-4
10. DEFAULTS; REMEDIES.....................:....................................10-1
    10.1.  Events of Default....................................................10-1
    10.2.  Remedies.............................................................10-2
    10.3.  Application of Proceeds..............................................10-5
    10.4.  Lender Appointed Attorney-in-Fact....................................10-5
    10.5.  Right of Set-Off.....................................................10-6
11. MISCELLANEOUS...............................................................11-1
    11.1.  Notices..............................................................11-1
    11.2.  Reimbursement Of Expenses; Indemnity.................................11-1
    11.3.  Financial Information................................................11-2
    11.4.  Terms Binding Upon Successors; Survival of Representations...........11-2
    11.5.  Assignment...........................................................11-2
    11.6.  Amendments...........................................................11-2
    11.7.  Governing Law........................................................11-3
    11.8.  Participations.......................................................11-3
    11.9.  Relationship of the Parties..........................................11-3

    11.10. Severability.........................................................11-3
    11.11. Consent to Credit References.........................................11-3
    11.12. Counterparts.........................................................11-4
    11.13. Headings/Captions....................................................11-4
    11.14. Entire Agreement.....................................................11-4
    11.15. Consent to Jurisdiction..............................................11-4
    11.16. Waiver of Jury Trial.................................................11-4
    11.17. Waiver of Punitive, Consequential, Special or Indirect Damages.......11-5
12. DEFINITIONS.................................................................12-1
    12.1.  Defined Terms........................................................12-1
    12.2.  Other Definitional Provisions; Terms of Construction................12-11

--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------

Exhibit A          Request for Advance Against Eligible Loans

Exhibit B          Procedures and Documentation for Warehousing Mortgage Loans

Exhibit B-REP/NP   Procedures and Documentation for Warehousing Repurchased
                   Mortgage Loans and Nonperforming Mortgage Loans

Exhibit C          Schedule of Servicing Portfolio

Exhibit D          Subsidiaries

Exhibit E          Compliance Certificate

Exhibit F          Schedule of Lines of Credit

Exhibit G          Assumed Names

Exhibit H          Eligible Loans and Other Assets

Exhibit I          Collateral Operations Fee Schedule

Exhibit J          Terms of Guaranteed Obligations

--------------------------------------------------------------------------------
                     SECOND AMENDED AND RESTATED WAREHOUSING
                         CREDIT AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of November 1, 2003, among FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company ("First NLC"), NLC, INC., a Tennessee corporation ("NLC, Inc.") (First NLC and NLC, Inc. are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A.   Borrower has requested certain financing from Lender.

B. Borrower has asked Lender to amend and restate the Existing Agreement (as defined below) and to set forth the terms and conditions upon which Lender will provide certain financing to Borrower.

C. Lender has agreed to amend and restate the Existing Agreement to provide that financing to Borrower subject to the terms and conditions of this Agreement.

D. Subject to Borrower's satisfaction of the conditions set forth in Article 5, the "Closing Date" for the transactions contemplated by this Agreement is the date set forth as the Closing Date on the signature page to this Agreement.

NOW, THEREFORE, the parties to this Agreement agree as follows:

1.   THE CREDIT

1.1. The Warehousing Commitment

On the terms and subject to the conditions and limitations of this Agreement, including Exhibit H, Lender agrees to make Warehousing Advances to Borrower from the Closing Date to the Business Day immediately preceding the Warehousing Maturity Date, during which period Borrower may borrow, repay and reborrow in accordance with the provisions of this Agreement. Lender has no obligation to make Warehousing Advances in excess of the Warehousing Commitment Amount. While a Default or Event of Default exists, Lender may refuse to make any additional Warehousing Advances to Borrower, Effective as of the Closing Date, all outstanding loans made under the Existing Agreement are deemed to be the initial Warehousing Advances made under this Agreement. All Warehousing Advances under this Agreement constitute a single indebtedness, and all of the Collateral is security for the Warehousing Note and for the performance of all of the Obligations. Warehousing Advances will be made either to First NLC or to NLC, Inc., as requested by either First NLC or to NLC, Inc., will be deemed made to or for the benefit of First NLC and NLC, Inc., and First NLC and NLC, Inc., jointly and severally, are obligated to repay any Warehousing Advances made to First NLC or to NLC, Inc. under the Warehousing Commitment. With respect to its obligation to repay Warehousing Advances made to the other Borrower, each Borrower agrees to the terms set forth in Exhibit J.

1.2. Expiration of Warehousing Commitment

The Warehousing Commitment expires on the earlier of ("Warehousing Maturity Date"): (a) September 30, 2005, as such date may be extended in writing by Lender, in its sole discretion, on which date the Warehousing Commitment will expire of its own term and the

                                    Page 1-1

Warehousing Advances will become due and payable without the necessity of Notice or action by Lender; and (b) the date the Warehousing Commitment is terminated and the Warehousing Advances become due and payable under Section 10.2.

1.3. Warehousing Note

Warehousing Advances are evidenced by Borrower's promissory note, payable to Lender on the form prescribed by Lender ("Warehousing Note"). The term "Warehousing Note" as used in this Agreement includes all amendments, restatements, renewals or replacements of the original Warehousing Note and all substitutions for it. All terms and provisions of the Warehousing Note are incorporated into this Agreement

                                End of Article 1

                                    Page 1-2

2.   PROCEDURES FOR OBTAINING ADVANCES

2.1. Warehousing Advances

To obtain a Warehousing Advance under this Agreement, Borrower must deliver to Lender either a completed and signed request for a Warehousing Advance on the then current form approved by Lender, or an Electronic Advance Request, together with a list of the Mortgage Loans for which the request is being made and a signed RFConnects Pledge Agreement sent by facsimile ("Warehousing Advance Request"), not later than (i) in the case of Electronic Advance Requests, 3:30 p.m. on the Business Day, and (ii) in all other cases, 1 Business Day before the Business Day on which Borrower desires the Warehousing Advance. Subject to the delivery of a Warehousing Advance Request and the satisfaction of the conditions set forth in Sections 5.1 and 5.2,Borrower may obtain a Warehousing Advance under this Agreement upon compliance with the procedures set forth in this Section and in the applicable Exhibit B, including delivery to Lender of all required Collateral Documents. Lender's current form of Warehousing Advance Request is set forth in Exhibit A. Upon not less than 3 Business Days' prior Notice to Borrower, Lender may modify its form of Warehousing Advance Request, RFConnects Pledge Agreement and any other Exhibit or document referred to in this Section to conform to current legal requirements or Lender practices and, as so modified, those Exhibits and documents will become part of this Agreement.

                                End of Article 2

                                    Page 2-1

3.   INTEREST, PRINCIPAL AND FEES

3.1. Interest

3.1(a) Except as otherwise provided in this Section, Borrower must pay interest on the unpaid amount of each Warehousing Advance from the date the Warehousing Advance is made until it is paid in full at the Interest Rate specified in Exhibit H.

3.1(b) As long as no Event of Default exists, Borrower is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and Borrower is entitled to receive a benefit in the form of an 'Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance will be used first and any Earnings Credit will be used second as a credit against Miscellaneous Fees and Charges (including Designated Bank Charges), Warehousing Fees, Wire Fees, Non-Usage Fees, Loan Package Fees, and any other fees payable under this Agreement, and may be used, at Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received will be accumulated and must be used within 6 months of the month in which the benefit was received. As long as no Event of Default exists, any Earnings Credit not used during the month in which the benefit was received will be used to provide a cash benefit to Borrower. Any Earnings Credit retained by Lender as a result of an Event of Default will be applied to the payment of Borrower's Obligations in the order Lender determines in its sole discretion. The Earnings Credit and the Earnings Allowance for any month will be determined by Lender in its sole discretion and Lender's determination of those amounts is conclusive and binding absent manifest error. In no event will the benefit received by Borrower exceed the Depository Benefit.

     Either party to this Agreement may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party determines (which determination is conclusive and binding on the other party, absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration of such law, rule, regulation, order or decree by any governmental authority charged with its interpretation or administration, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, makes it unlawful or impossible for the party sending the Notice to continue to offer or receive the benefits provided for in this Section. No Notice is required for a termination of benefits as a result of an Event of Default.

3.1(c) Lender computes interest on the basis of the actual number of days in each month and a year of 360 days ("Accrual Basis"). Borrower must pay interest monthly in arrears, not later than 9 days after the date of Lender's invoice or, if applicable, 2 days after the date of Lender's account analysis statement, commencing with the first month following the Closing Date and on the Warehousing Maturity Date.

3.1(d) If for any reason Borrower repays a Warehousing Advance on the same day that it was made by Lender, Borrower agrees to pay to Lender an administrative fee equal to 1 day of interest on that Warehousing Advance at the Interest Rate that would otherwise be applicable under Exhibit H. Borrower must pay all administrative fees within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement.

                                    Page 3-1

3.1(e) After an Event of Default occurs and upon Notice to Borrower by Lender, the unpaid amount of each Warehousing Advance will bear interest at the Default Rate until paid in full.

3.1(f) Lender will adjust the rates of interest provided for in this Agreement as of the effective date of each change in the applicable index. Lender's determination of such rates of interest as of any date of determination are conclusive and binding, absent manifest error.

3.2. Interest Limitation

Lender does not intend, by reason of this Agreement, the Warehousing Note or any other Loan Document, to receive interest in excess of the amount permitted by applicable law. If Lender receives any interest in excess of the amount permitted by applicable law, whether by reason of acceleration of the maturity of this Agreement, the Warehousing Note or otherwise, Lender will apply the excess to the unpaid principal balance of the Warehousing Advances and not to the payment of interest If all Warehousing Advances have been paid in full and the Warehousing Commitment has expired or has been terminated, Lender will remit any excess to Borrower. This Section controls every other provision of all agreements between Borrower and Lender and is binding upon and available to any subsequent holder of the Warehousing Note.

3.3. Principal Payments

3.3(a) Borrower must pay Lender the outstanding principal amount of all Warehousing Advances on the Warehousing Maturity Date.

3.3(b) Except as otherwise provided in Section 3.1, Borrower may prepay any portion of the Warehousing Advances without premium or penalty at any time.

3.3(c) Borrower must pay to Lender, without the necessity of prior demand or Notice from Lender, and Borrower authorizes Lender to cause the Funding Bank to charge Borrower's Operating Account for, the amount of any outstanding Warehousing Advance against a specific Pledged Asset upon the earliest occurrence of any of the following events:

     (1) One (1) Business Day elapses from the date a Warehousing Advance was made if the Pledged Loan to be funded by that Warehousing Advance is not closed and funded.

     (2) Ten (10) Business Days elapse without the return of a Collateral Document delivered by Lender to Borrower under a Trust Receipt for correction or completion.

     (3) On the date on which a Pledged Loan is determined to have been originated based on untrue, incomplete or inaccurate information or otherwise to be subject to fraud, whether or not Borrower had knowledge of the misrepresentation, incomplete or incorrect information or fraud, on the date on which Borrower knows, has reason to know, or receives Notice from Lender, that (A) one or more of the representations and warranties set forth in Article 9 were inaccurate or incomplete in any material respect on any date when made or deemed made, or (B) Borrower has failed to perform or comply with any covenant, term or condition set forth in Article 9.

                                    Page 3-2

     (4) On the date the Pledged Loan or a Lien prior to the Mortgage securing repayment of the Pledged Loan is defaulted and remains in default for a period of 60 days or more.

     (5) Upon the sale, other disposition or prepayment of any Pledged Asset or, with respect to a Pledged Loan included in an Eligible Mortgage Pool, upon the sale or other disposition of the related Agency Security.

     (6) One (1) Business Day immediately preceding the date scheduled for the foreclosure or trustee sale of the premises securing a Pledged Loan.

3.3(d) Upon telephonic or written Notice to Borrower by Lender, Borrower must pay to Lender, and Borrower authorizes Lender to cause the Funding Bank to charge Borrower's Operating Account for, the amount of any outstanding Warehousing Advance against a specific Pledged Asset upon the earliest occurrence of any of the following events:

     (1) For any Pledged Loan, other than an Aged Mortgage Loan, the Standard Warehouse Period elapses and, for any Aged Mortgage Loan, the Aged Warehouse Period elapses.

     (2) Forty-five (45) days elapse from the date a Pledged Loan was delivered to an Investor or Approved Custodian for examination and purchase or for inclusion in a Mortgage Pool, without the purchase being made or an Eligible Mortgage Pool being initially certified, or upon rejection of a Pledged Loan as unsatisfactory by an Investor or Approved Custodian.

     (3) Seven (7) Business Days elapse from the date a Wet Settlement Advance was made against a Pledged Loan other than a Repurchased Mortgage Loan without receipt by Lender of all Collateral Documents relating to the Pledged Loan.

     (4) Three (3) Business Days after the mandatory delivery date of the related Purchase Commitment if the specific Pledged Loan or the Pledged Security backed by that Pledged Loan has not been delivered under the Purchase Commitment prior to such mandatory delivery date, or on the date the related Purchase Commitment expires or is terminated, unless, in each case, the Pledged Loan or Pledged Security is eligible for delivery to another Investor under a comparable Purchase Commitment.

     (5) Twenty (20) Business Days elapse from the date a Wet Settlement Advance was made against a Repurchased Mortgage Loan without receipt by Lender of all Collateral Documents relating to the Pledged Loan.

     (6) With respect to any Pledged Loan, any of the Collateral Documents, upon examination by Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

3.3(e) In addition to the payments required by Sections 3.3(a), 3.3(c) and 3.3(d), if the principal amount of any Pledged Loan is prepaid in whole or in part while a Warehousing Advance is outstanding against the Pledged Loan, Borrower must pay to Lender, without the necessity of prior demand or Notice from Lender, and Borrower authorizes Lender to cause the Funding Bank to charge Borrower's Operating Account for, the amount of the prepayment, to be applied against the Warehousing Advance.

3.3(f) The proceeds of the sale or other disposition of Pledged Assets must be paid directly by the Investor to the Cash Collateral Account. Borrower must give Notice to Lender in

                                    Page 3-3
     writing or by telephone or by RFConnects Delivery to Lender (and if by telephone, followed promptly by written Notice) of the Pledged Assets for which proceeds have been received. Upon receipt of Borrower's Notice, Lender will apply any proceeds deposited into the Cash Collateral Account to the payment of the Warehousing Advances related to the Pledged Assets identified by Borrower in its Notice, and those Pledged Assets will be considered to have been redeemed from pledge. Lender is entitled to rely upon Borrower's affirmation that deposits in the Cash Collateral Account represent payments from Investors for the purchase of the Pledged Assets specified by Borrower in its Notice. If the payment from an Investor for the purchase of Pledged Assets is less than the outstanding Warehousing Advances against the Pledged Assets identified by Borrower in its Notice, Borrower must pay to Lender, and Borrower authorizes Lender to cause the Funding Bank to charge Borrower's Operating Account in, an amount equal to that deficiency. As long as no Default or Event of Default exists, Lender will return to Borrower any excess payment from an Investor for Pledged Assets.

3.3(g) Lender reserves the right to revalue any Pledged Loan. Borrower must pay to Lender, without the necessity of prior demand or Notice from Lender, and Borrower authorizes Lender to cause the Funding Bank to charge Borrower's Operating Account for, any amount required after any such revaluation to reduce the principal amount of the Warehousing Advance outstanding against the revalued Pledged Loan to an amount equal to the Advance Rate for the applicable type of Eligible Loan multiplied by the Fair Market Value of the Mortgage Loan.

3.4. Buydowns

Borrower may prepay a portion of the Warehousing Advances outstanding against Subprime Mortgage Loans (a "Buydown") upon Notice to Lender not later than 1:00 p.m. on the Business Day immediately preceding the Business Day on which Borrower desires to make a Buydown. Each Buydown must be in an amount not less than $100,000, and minimum increments of $5,000 in excess of $100,000, and Buydowns may not exceed the aggregate principal balance of the Warehousing Advances outstanding against Subprime Mortgage Loans. A Buydown is a reduction in the aggregate amount of the Warehousing Advances outstanding against Subprime Mortgage Loans, but does not represent the prepayment of any particular Warehousing Advance, and does not entitle Borrower to the release of any Collateral. Lender may apply Buydowns to reduce interest payable by Borrower on outstanding Warehousing Advances in any order that Lender determines in its sole discretion. Unless a Default or Event of Default exists, Borrower may reborrow all or any portion of a Buydown upon Notice to Lender not later than 1:00 p.m. on the Business Day immediately preceding the Busines Day on which borrower desires to reborrow. If Lender receives Buydowns or a combination of Buydowns and payments of Warehousing Advances that exceed the aggregate principal balance of the Warehousing Advances outstanding against Subprime Mortgage Loans (an "Excess Buydown"), as long as no Default or Event of Default exists, Borrower may reborrow all or any portion of an Excess Buydown upon Notice to Lender not later than 1:00 p.m. on the Business Day immediately preceding the Business Day on which Borrower desires to reborrow. Alternatively, Lender may, in its sole discretion, re-advance to Borrower all or any portion of an Excess Buydown by causing the Funding Bank to credit the Operating Account in that amount. Lender has no obligation to pay or otherwise provide to Borrower any interest, dividends or other benefits on an Excess Buydown.

3.5. Non-Usage Fees

At the end of each Calendar Quarter during the term of this Agreement, Lender will determine the average usage of the Warehousing Commitment by calculating the arithmetic daily average of the Warehousing Advances outstanding during such Calendar Quarter ("Used Portion"). Lender will then subtract the Used Portion from the arithmetic daily average of the Warehousing Commitment Amount during such Calendar Quarter, and the result, if positive, will be known as the "Unused

                                    Page 3-4

Portion." Borrower must pay to Lender a fee ("Non-Usage Fee") in the amount set forth in Exhibit I. The Non-Usage Fee is payable quarterly, in arrears. Lender computes the Non-Usage Fee on the basis of the actual number of days in each Calendar Quarter and a year of 360 days. Borrower must pay the Non-Usage Fee within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement. If the date set forth in clause (a) of the definition of Warehousing Maturity Date occurs on a day other than the last day of a Calendar Quarter, Borrower must pay the prorated portion of the Non-Usage Fee due from the beginning of the then current Calendar Quarter to and including that date. Borrower is not entitled to a reduction in the amount of the Non-Usage Fee if (a) the Warehousing Commitment Amount is reduced or (b) the Warehousing Commitment is terminated at the request of Borrower or as a result of an Event of Default. If the Warehousing Commitment terminates at the request of Borrower or as a result of an Event of Default, Borrower must pay, on the date of termination, a Non-Usage Fee on the Warehousing Commitment Amount in effect immediately prior to the date of termination, for the period from the date of termination to and including the date set forth in clause (a) of the definition of Warehousing Maturity Date. Lender's determination of the Non-Usage Fee for any period is conclusive and binding, absent manifest error.

3.6. Loan Package Fees, Wire Fees, Warehousing Fees

At the time of each Warehousing Advance against an Eligible Loan, Borrower will incur a loan package fee ("Loan Package Fee") and a wire fee ("Wire Fee"). Loan Package Fees and Wire Fees may, at Lender's discretion, be billed separately or combined into a single warehousing fee ("Warehousing Fee"). Borrower must pay all Loan Package Fees, Wire Fees or Warehousing Fees in the amount set forth in
Exhibit I within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement.

3.7. Miscellaneous Fees and Charges

Borrower must reimburse Lender for all Miscellaneous Fees and Charges. Borrower must pay all Miscellaneous Fees and Charges within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement.

3.8. Overdraft Advances

If, under the authorization given by Borrower in the Funding Bank Agreement or pursuant to this Agreement, Lender debits Borrower's Operating Account or directs the Funding Bank to honor an item presented against the Operating Account or against the Check Disbursement Account, and that debit or direction results in an overdraft, Lender may make an additional Warehousing Advance to fund that overdraft ("Overdraft Advance"). Borrower must pay (a) the outstanding amount of any Overdraft Advance, within 1 Business Day after the date of the Overdraft Advance, and (b) interest on the amount of the Overdraft Advance, at a rate per annum equal to the Bank One Prime Rate plus 2%, within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement.

3.9. Method of Making Payments

3.9(a) Unless otherwise specified in this Agreement, Borrower must make all payments under this Agreement to Lender by the close of business on the date when due unless the date is not a Business Day. If the due date is not a Business Day, payment is due on, and interest will accrue to, the next Business Day. Borrower must make all payments in United States dollars in immediately available funds transferred by wire to accounts designated by Lender.

                                    Page 3-5

3.9(b) Borrower authorizes Lender to cause the Funding Bank to charge Borrower's
     Operating Account for any interest or fees due and payable to Lender on or after the 9th day after the date of Lender's invoice or, if applicable, on or after the 2nd day after the date of Lender's account analysis statement, without the necessity of prior demand or Notice from Lender.

3.9(c) While an Event of Default exists, Borrower authorizes Lender to cause the Funding Bank to charge Borrower's Operating Account for any Obligations due and payable to Lender, without the necessity of prior demand or Notice from Lender.

                                End of Article 3

                                    Page 3-6

4.   COLLATERAL

4.1. Grant of Security Interest

As security for the payment of the Warehousing Note and for the performance of all of Borrower's Obligations, Borrower grants a security interest to Lender in all of Borrower's right, title and interest in and to the following described property ("Collateral"):

4.1(a) All amounts advanced by Lender to or for the account of Borrower under this Agreement to fund a Mortgage Loan until that Mortgage Loan is closed and those funds disbursed.

4.1(b) All Mortgage Loans, including all Mortgage Notes, Mortgages and Security
     Agreements evidencing or securing those Mortgage Loans, that are delivered or caused to be delivered to Lender (including delivery to a third party on behalf of Lender), or that otherwise come into the possession, custody or control of Lender (including the possession, custody or control of a third party on behalf of Lender) for the purpose of pledge or in respect of which Lender has made a Warehousing Advance under this Agreement (collectively, "Pledged Loans").

4.1(c) All Mortgage-backed Securities that are created in whole or in part on the basis of Pledged Loans or that are delivered or caused to be delivered to Lender (including delivery to a third party on behalf of Lender), or that otherwise come into the possession, custody or control of Lender (including the possession, custody or control of a third party on behalf of Lender) or that are registered by book-entry in the name of Lender (including registration in the name of a third party on behalf of Lender), in each case for the purpose of pledge, or in respect of which a Warehousing Advance has been made by Lender under this Agreement (collectively, "Pledged Securities").

4.1(d) All private mortgage insurance and all commitments issued by the VA or FHA to insure or guarantee any Mortgage Loans included in the Pledged Loans; all Purchase Commitments held by Borrower covering Pledged Loans or Pledged Securities, and all proceeds from the sale of Pledged Loans or Pledged Securities to Investors pursuant to those Purchase Commitments; and all personal property, contract rights, servicing rights or contracts and servicing fees and income or other proceeds, amounts and payments payable to Borrower as compensation or reimbursement, accounts, payments, intangibles and general intangibles of every kind relating to Pledged Loans, Pledged Securities, Purchase Commitments, VA commitments or guaranties. FHA commitments, private mortgage insurance and commitments, and all other documents or instruments relating to Pledged Loans and Pledged Securities, including any interest of Borrower in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to Pledged Loans.

4.1(e) All accounts or general intangibles owned by Borrower ("Receivables") for the payment of money against (1) VA under a VA guaranty of, FHA or a private mortgage insurer under an FHA or private insurer's mortgage insurance policy insuring payment of, or any other Person under any other agreement (including a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by Borrower from an investor or out of a pool of Mortgage Loans serviced by Borrower, (2) obligors and their accounts, Fannie Mae, Freddie Mac, Ginnie Mae or any other investor under a Servicing Contract covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan (A) repurchased by Borrower out of a pool of Mortgage Loans serviced by Borrower, or (B) being serviced by Borrower, in either case, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by

                                    Page 4-1

     Borrower in connection with Mortgage Loans and (3) obligors and their accounts, or Fannie Mae, Freddie Mac, Ginnie Mae or any other investor under or in respect of, or out of the proceeds of any sale or foreclosure sale in respect of, any Mortgage Loans serviced by Borrower for repayment of advances made by Borrower to cover shortages in principal and interest payments.

4.1(f) All escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of Borrower relating to the Collateral.

4.1(g) All cash, whether now existing or acquired after the date of this Agreement, delivered to or otherwise in the possession of Lender, the Funding Bank or Lender's agent, bailee or custodian or designated on the books and records of Borrower as assigned and pledged to Lender, including all cash deposited in the Cash Collateral Account, the Check Disbursement Account and the Wire Disbursement Account.

4.1(h) All Hedging Arrangements related to the Collateral ("Pledged Hedging
     Arrangements") and Borrower's accounts in which those Hedging Arrangements are held ("Pledged Hedging Accounts"), including all rights to payment arising under the Pledged Hedging Arrangements and the Pledged Hedging Accounts, except that Lender's security interest in the Pledged Hedging Arrangements and Pledged Hedging Accounts applies only to benefits, including rights to payment, related to the Collateral.

4.1(i) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds of Collateral are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds of Collateral.

4.2. Maintenance of Collateral Records

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, Borrower must preserve and maintain, at its chief executive office and principal place of business or in a regional office approved by Lender, or in the office of a computer service bureau engaged by Borrower and approved by Lender and, upon request, make available to Lender the originals, or copies in any case where the originals have been delivered to Lender or to an Investor, of the Mortgage Notes, Mortgages and Security Agreements included in Pledged Loans, Mortgage-backed Securities delivered to Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

4.3. Release of Security Interest in Pledged Loans and Pledged Securities

4.3(a) Except as provided in Section 4.3(b), Lender will release its security interest in the Pledged Loans only against payment to Lender of the Release Amount in connection with those Pledged Loans. If Pledged Loans are transferred to a pool custodian or an Investor for inclusion in a Mortgage Pool and Lender's security interest in the Pledged Loans included in the Mortgage Pool is not released before the issuance of the related Mortgage-backed Security, then that Mortgage-backed Security, when issued, is a

                                   Page 4-2

     Pledged Security, Lender's security interest continues in the Pledged Loans backing that Pledged Security and Lender is entitled to possession of the Pledged Security in the manner provided in this Agreement.

4.3(b) If Pledged Loans are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, Lender's security interest in the Pledged Loans included in the Eligible Mortgage Pool will be released upon the delivery of the Agency Security to Lender (including delivery to or registration in the name of a third party on behalf of Lender) and that Agency Security is a Pledged Security. Lender's security interest in that Pledged Security will be released only against payment to Lender of the Release Amount in connection with the Mortgage Loans backing that Pledged Security.

4.3(c) Lender has the exclusive right to possession of all Pledged Securities or, if Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as that term is defined in the Uniform Commercial Code of Minnesota) or its nominee, Lender has the right to have the Pledged Securities registered in the name of a securities intermediary (as that term is defined in the Uniform Commercial Code of Minnesota) in an account containing only customer securities and credited to an account of Lender. Lender has no duty or obligation to deliver Pledged Securities to an Investor or to credit Pledged Securities to the account of an Investor or an Investor's designee except against payment for those Pledged Securities. Borrower acknowledges that Lender may enter into one or more standing arrangements with securities intermediaries with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation or its designee, under which the Pledged Securities are registered in the name of the securities intermediary, and Borrower agrees, upon request of Lender, to execute and deliver to those securities intermediaries Borrower's written concurrence in any such standing arrangements.

4.3(d) If no Default or Event of Default occurs, Borrower may redeem a Pledged
     Loan or Pledged Security from Lender's security interest by notifying Lender of its intention to redeem the Pledged Loan or Pledged Security from pledge and either (1) paying, or causing an Investor to pay, to Lender, for application as a prepayment on the principal balance of the Warehousing Note, the Release Amount in connection with the Pledged Loan or the Pledged Loans backing that Pledged Security, or (2) delivering substitute Collateral that, in addition to being acceptable to Lender in its sole discretion, will, when included with the remaining Collateral, result in a Warehousing Collateral Value of all Collateral held by Lender that is at least equal to the aggregate outstanding Warehousing Advances.

4.3(e) After a Default or Event of Default occurs, Lender may, with no liability to Borrower or any Person, continue to release its security interest in any Pledged Loan or Pledged Security against payment of the Release Amount for that Pledged Loan or for the Pledged Loans backing that Pledged Security.

4.3(f) The amount to be paid by Borrower to obtain the release of Lender's security interest in a Pledged Loan ("Release Amount") will be (1) in connection with the sale of a Pledged Loan by Borrower, the payment required in any bailee letter pursuant to which Lender ships that Pledged Loan to an Investor, Approved Custodian, pool custodian or other party, (2) in connection with the sale of a Pledged Loan by Lender while an Event of Default exists, the amount paid to Lender in a commercially reasonable disposition of that Pledged Loan and (3) otherwise, until an Event of Default occurs, the principal amount of the Warehousing Advance outstanding against the Pledged Loan.

                                    Page 4-3

4.4. Collection and Servicing Rights

4.4(a) If no Event of Default exists, Borrower may service and receive and collect directly all sums payable to Borrower in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. All proceeds of any Purchase Commitment or any other sale of Collateral must be paid directly to the Cash Collateral Account for application as provided in this Agreement.

4.4(b) After an Event of Default, Lender or its designee is entitled to service and receive and collect all sums payable to Borrower in respect of the Collateral, and in such case (1) Lender or its designee in its discretion may, in its own name, in the name of Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but Lender has no obligation to do so, (2) Borrower must, if Lender requests it to do so, hold in trust for the benefit of Lender and immediately pay to Lender at its office designated by Notice, all amounts received by Borrower upon or in respect of any of the Collateral, advising Lender as to the source of those funds and (3) all amounts so received and collected by Lender will be held by it as part of the Collateral.

4.5. Return of Collateral at End of Warehousing Commitment

If (a) the Warehousing Commitment has expired or been terminated, and (b) no Warehousing Advances, interest or other Obligations are outstanding and unpaid, Lender will release its security interest and will deliver all Collateral in its possession to Borrower at Borrower's expense. Borrower's acknowledgement or receipt for any Collateral released or delivered to Borrower under any provision of this Agreement is a complete and full acquittance for the Collateral so returned, and Lender is discharged from any liability or responsibility for that Collateral.

4.6. Delivery of Collateral Documents

4.6(a) Lender may deliver documents relating to the Collateral to Borrower for correction or completion under a Trust Receipt.

4.6(b) If no Event of Default exists, upon delivery by Borrower to Lender of shipping instructions pursuant to the applicable Exhibit B, Lender will deliver the Mortgage Notes evidencing Pledged Loans or Pledged Securities, together with all related loan documents and pool documents previously received by Lender under the requirements of the applicable Exhibit B, to the designated Investor or Approved Custodian or to another party designated by Borrower and acceptable to Lender in its sole discretion.

4.6(c) If an Event of Default exists, Lender may, without liability to Borrower or any other Person, continue to deliver Pledged Loans or Pledged Securities, together with all related loan documents and pool documents in Lender's possession, to the applicable Investor, or Approved Custodian or to another party acceptable to Lender in its sole discretion.

                                End of Article 4

                                    Page 4-4

5.   CONDITIONS PRECEDENT

5.1. Initial Advance

Lender's obligation to make the initial Warehousing Advance, is subject to the satisfaction, in the sole discretion of Lender, of the following conditions precedent:

5.1(a) Lender must receive the following, all of which must be satisfactory in form and content to Lender, in its sole discretion:

     (1) The Warehousing Note and this Agreement duly executed by each Borrower.

     (2) First NLC's articles of organization, together with all amendments, as certified by the Secretary of State of Florida, First NLC's operating agreement, together with all amendments, certified by the assistant secretary of First NLC, or a certificate of First NLC stating that there has been no change in either First NLC's articles of organization or operating agreement since those delivered in connection with the Existing Agreement, and certificates of good standing dated within 60 days of the date of this Agreement, together with a certification from the Franchise Tax Board or other state tax authority stating that First NLC is in good standing with the Franchise Tax Board or such state tax authority, if applicable.

     (3) A resolution, consent or approval of all of the managers of First NLC authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, each Warehousing Advance Request and all other agreements, instruments or documents to be delivered by First NLC under this Agreement.

     (4) A certificate as to the incumbency and authenticity of the signatures of the managers of First NLC executing this Agreement and the other Loan Documents.

     (5) NLC, Inc.'s charter, together with all amendments, as certified by the Secretary of State of Tennessee, NLC, Inc.'s bylaws, together with all amendments, certified by the corporate secretary or assistant secretary of NLC, Inc., or a certificate of NLC, Inc. stating that there has been no change in either NLC, Inc.'s charter or bylaws since those delivered in connection with the Existing Agreement, and certificates of good standing dated within 60 days of the date of this Agreement, together with a certification from the Franchise Tax Board or other state tax authority stating that NLC, Inc. is in good standing with the Franchise Tax Board or such state tax authority, if applicable.

     (6) A resolution, consent or approval of all of the board of directors of NLC, Inc. authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, each Warehousing Advance Request and all other agreements, instruments or documents to be delivered by NLC, Inc. under this Agreement.

     (7) A certificate as to the incumbency and authenticity of the signatures of the officers of NLC, Inc. executing this Agreement and the other Loan Documents.

     (8) Assumed Name Certificates dated within 30 days of the date of this Agreement for any assumed name used by each Borrower in the conduct of its business.

     (9) Uniform Commercial Code, tax lien and judgment searches of the appropriate public records for each Borrower that do not disclose the existence of any prior

                                    Page 5-1

          Lien on the Collateral other than in favor of Lender or as permitted under this Agreement.

     (10) Copies of each Borrower's errors and omissions insurance policy or mortgage impairment insurance policy, and blanket bond coverage policy, or certificates in lieu of policies, showing compliance by each Borrower as of the date of this Agreement with the provisions of
          Section 7.9.

     (11) Receipt by Lender of any fees due on the date of this Agreement.

5.1(b) If, as of the date of this Agreement, Borrower has any indebtedness for borrowed money to any of its managers, members or Affiliates of any manager or member or any director, officer or shareholder of any manager, member or Affiliate of any manager or member, which indebtedness has a term of more than 1 year or is in excess of $25,000, the Person to whom Borrower is indebted must have executed a Subordination of Debt Agreement, on the form prescribed by Lender; and Lender must have received an executed copy of that Subordination of Debt Agreement, certified by the manager of First NLC or the corporate secretary of NLC, Inc. to be true and complete and in full force and effect as of the date of the Warehousing Advance.

5.1(c) Borrower must not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Audited Statement Date.

5.2. Each Advance

Lender's obligation to make the initial and each subsequent Warehousing Advance is subject to the satisfaction, in the sole discretion of Lender, as of the date of each Warehousing Advance, of the following additional conditions precedent:

5.2(a) Borrower must have delivered to Lender the Warehousing Advance Request and Collateral Documents required by, and must have satisfied the procedures set forth in, Article 2 and the Exhibits described in that Article. All items delivered to Lender must be satisfactory to Lender in form and content, and Lender may reject any item that does not satisfy the requirements of this Agreement or of the related Purchase Commitment.

5.2(b) Lender must have received evidence satisfactory to it as to the making or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments necessary to perfect the security interest of Lender in the Collateral under the Uniform Commercial Code or other applicable law.

5.2(c) The representations and warranties of Borrower contained in Article 6 and
     Article 9 must be accurate and complete in all material respects as if made on and as of the date of each Warehousing Advance.

5.2(d) Borrower must have performed all agreements to be performed by it under this Agreement, and after giving effect to the requested Warehousing Advance, no Default or Event of Default will exist under this Agreement.

Delivery of a Warehousing Advance Request by Borrower will be deemed a representation by Borrower that all conditions set forth in this Section have been satisfied as of the date of the Warehousing Advance.

                                    Page 5-2

5.3. Force Majeure

Notwithstanding Borrower's satisfaction of the conditions set forth in this Agreement, Lender has no obligation to make a Warehousing Advance if Lender is prevented from obtaining the funds necessary to make a Warehousing Advance, or is otherwise prevented from making a Warehousing Advance as a result of any fire or other casualty, failure of power, strike, lockout or other labor trouble, banking moratorium, embargo, sabotage, confiscation, condemnation, riot, civil disturbance, insurrection, act of terrorism, war or other activity of armed forces, act of God or other similar reason beyond the control of Lender. Lender will make the requested Warehousing Advance as soon as reasonably possible following the occurrence of such an event.

                                End of Article 5

                                    Page 5-3

6.   GENERAL REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to Lender, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

6.1. Place of Business

Each Borrower's chief executive office and principal place of business is 700 W. Hillsboro Boulevard, Building 1, Suite 204, Deerfield Beach, Florida, 33441.

6.2. Organization; Good Standing; Subsidiaries

6.2(a) First NLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida, and has the full legal power and authority to own its property and to carry on its business as currently conducted. First NLC is duly qualified as a foreign limited liability company to do business and is in good standing in each jurisdiction in which the transaction of its business makes qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on First NLC's business, operations, assets or financial condition as a whole. For the purposes of this Agreement, good standing includes qualification for all licenses and payment of all taxes required in the jurisdiction of its formation and in each jurisdiction in which First NLC transacts business. First NLC has no Subsidiaries except as set forth on Exhibit D, which sets forth with respect to each Subsidiary, its name, address, jurisdiction of organization, each state in which it is qualified to do business, and the percentage ownership of its membership interests by First NLC. Each of First NLC's Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the full legal power and authority to own its property and to carry on its business as currently conducted.

6.2(b) NLC, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, and has the full legal power and authority to own its property and to carry on its business as currently conducted. NLC, Inc. is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on NLC, Inc.'s business, operations, assets or financial condition as a whole. For the purposes of this Agreement, good standing includes qualification for all licenses and payment of all taxes required in the jurisdiction of its formation and in each jurisdiction in which NLC, Inc. transacts business. NLC, Inc. has no Subsidiaries.

6.3. Authorization and Enforceability

Each Borrower has the power and authority to execute, deliver and perform this Agreement, the Warehousing Note and other Loan Documents to which Borrower is party and to make the borrowings under this Agreement. The execution, delivery and performance by each Borrower of this Agreement, the Warehousing Note and the other Loan Documents to which Borrower is party and the making of the borrowings under this Agreement, and the Warehousing Note, have been duly and validly authorized by all necessary company action on the part of Borrower (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not (a) conflict with or violate any provision of law, of any judgments binding upon Borrower, or of the articles of organization or operating agreement of Borrower, or (b) conflict with or result in a breach of, constitute a default or require any consent under, or result in

                                    Page 6-1
or require the acceleration of any indebtedness of Borrower under any agreement, instrument or indenture to which Borrower is a party or by which Borrower or its property may be bound or affected, or result in the creation of any Lien upon any property or assets of Borrower (other than the Lien on the Collateral granted under this Agreement). This Agreement, the Warehousing Note and the other Loan Documents constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

6.4. Approvals

The execution and delivery of this Agreement, the Warehousing Note and the other Loan Documents and the performance of Borrower's obligations under this Agreement, the Warehousing Note and the other Loan Documents and the validity and enforceability of this Agreement, the Warehousing Note and the other Loan Documents do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those that have been obtained and remain in full force and effect.

6.5. Financial Condition

The balance sheet of First NLC and its Subsidiaries, on a consolidated basis, as of each Statement Date, and the related statements of income, cash flows and changes in members' equity for the fiscal period ended on each Statement Date, furnished to Lender, fairly present the financial condition of First NLC and its Subsidiaries as at that Statement Date and the results of its operations for the fiscal period ended on that Statement Date. First NLC had, on each Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, those financial statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of First NLC except as previously disclosed to Lender in writing. Those financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Audited Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of First NLC and its Subsidiaries, nor is First NLC aware of any state of facts that (with or without notice or lapse of time or both) would or could result in any such material adverse change.

6.6. Litigation

There are no actions, claims, suits or proceedings pending or, to Borrower's knowledge, threatened or reasonably anticipated against or affecting Borrower or any Subsidiary of Borrower in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency that, if adversely determined, may reasonably be expected to result in a material adverse change in Borrower's business, operations, assets or financial condition as a whole, or that would affect the validity or enforceability of this Agreement, the Warehousing Note or any other Loan Document.

6.7. Compliance with Laws

Neither Borrower nor any Subsidiary of Borrower is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority that could result in a material adverse change in Borrower's business, operations, assets or financial condition as a whole or that would affect the validity or enforceability of this Agreement, the Warehousing Note or any other Loan Document.

                                    Page 6-2

6.8. Regulation U

Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Warehousing Advance made under this Agreement will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

6.9. Investment Company Act

Borrower is not an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act.

6.10. Payment of Taxes

Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state and local income, excise, property and other tax returns that are required to be filed with respect to the operations of Borrower and its Subsidiaries, all such returns are true and correct and Borrower and each of its Subsidiaries has paid or caused to be paid all taxes shown on those returns or on any assessment, to the extent that those taxes have become due, including all FICA payments and withholding taxes, if appropriate. The amounts reserved as a liability for income and other taxes payable in the financial statements described in Section 6.5 are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of Borrower and its Subsidiaries accrued for or applicable to the period and on the dates of those financial statements and all years and periods prior to those financial statements and for which Borrower and its Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other Person. No tax Liens have been filed and no material claims are being asserted against Borrower, any Subsidiary of Borrower or any property of Borrower or any Subsidiary of Borrower with respect to any taxes, fees or charges.

6.11. Agreements

Neither Borrower nor any Subsidiary of Borrower is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 6.5. Neither Borrower nor any Subsidiary of Borrower is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could result in a material adverse change in Borrower's business, operations, properties or financial condition as a whole. No holder of any indebtedness of Borrower or of any of its Subsidiaries has given notice of any asserted default under that indebtedness, and no liquidation or dissolution of Borrower or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to Borrower or of any of its Subsidiaries or any of its or their properties is pending, or to the knowledge of Borrower, threatened.

6.12. Title to Properties

Borrower and each Subsidiary of Borrower has good, valid, insurable and (in the case of real property) marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 6.5, except for those properties and assets that Borrower has disposed of since the date of those financial statements either in the ordinary course of business or because they were no longer used or useful in the conduct of Borrower's or the Subsidiary's business. All of Borrower's properties and assets are free and clear of all Liens except as disclosed in Borrower's financial statements.

                                    Page 6-3

6.13. ERISA

Each Plan is in compliance with all applicable requirements of ERISA and the Internal Revenue Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Internal Revenue Code setting forth those requirements, except where any failure to comply would not result in a material loss to Borrower or any ERISA Affiliate. All of the minimum funding standards or other contribution obligations applicable to each Plan have been satisfied. No Plan is a defined-benefit pension plan subject to Title IV of ERISA, and there is no Multiemployer Plan.

6.14. No Retiree Benefits

Except as required under Section 4980B of the Internal Revenue Code, Section 601 of ERISA or applicable state law, neither Borrower nor, if applicable, any Subsidiary is obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

6.15. Assumed Names

Borrower does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed names set forth on Exhibit
G. Borrower has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. Borrower's use of the assumed names set forth on Exhibit G does not conflict with any other Person's legal rights to any such name, nor otherwise give rise to any liability by Borrower to any other Person. Borrower may amend Exhibit G to add or delete any assumed names used by Borrower to conduct business. An amendment to Exhibit G to add an assumed name is not effective until Borrower has delivered to Lender an assumed name certificate in the jurisdictions in which the assumed name is to be used, which must be satisfactory in form and content to Lender, in its sole discretion. In connection with any amendment to delete a name from Exhibit G, Borrower represents and warrants that it has ceased using that assumed name in all jurisdictions.

6.16. Servicing

Exhibit C is a true and complete list of Borrower's Servicing Portfolio. All of Borrower's Servicing Contracts are in full force and effect, and are unencumbered by Liens other than Liens disclosed in Exhibit C. No default or event that, with notice or lapse of time or both, would become a default, exists under any of Borrower's Servicing Contracts.

                                End of Article 6

                                    Page 6-4

7.   AFFIRMATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, Borrower must:

7.1. Payment of Obligations

Punctually pay or cause to be paid all Obligations, including the Obligations payable under this Agreement and under the Warehousing Note, in accordance with their terms.

7.2. Financial Statements

Deliver to Lender:

7.2(a) As soon as available and in any event within 30 days after the end of each month, including the last month of First NLC's fiscal year, an interim statement of income of First NLC and its Subsidiaries, on a consolidated basis, for the immediately preceding month and for the period from the beginning of the fiscal year to the end of that month, and the related balance sheet as at the end of the immediately preceding month, all in reasonable detail, subject, however, to year-end audit adjustments.

7.2(b) As soon as available and in any event within 90 days after the end of each fiscal year of First NLC, fiscal year-end statements of income, changes in members' equity and cash flow of First NLC and its Subsidiaries, on a consolidated basis, for that year, and the related balance sheet as of the end of that year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by (1) an opinion as to those financial statements in form and substance satisfactory to Lender and prepared by independent certified public accountants of recognized standing acceptable to Lender and (2) any management letters, management reports or other supplementary comments or reports delivered by those accountants to First NLC or its board of managers.

7.2(c) Together with each delivery of financial statements required by this Section, a Compliance Certificate substantially in the form of Exhibit E.

7.2(d) Copies of all regular or periodic financial and other reports that Borrower files with the Securities and Exchange Commission or any successor governmental agency or other entity.

7.3. Other Borrower Reports

Deliver to Lender:

 7.3(a) As soon as available and in any event within 30 days after the end of each month, a consolidated loan production report as of the end of that month, presenting the total dollar volume and the number of Mortgage Loans originated and closed or purchased during that month and for the fiscal year-to-date, specified by property type and loan type.

7.3(b) Unless the Funding Bank has previously provided Lender with a copy of the Funding Bank's monthly statement for the Check Disbursement Account, as soon as available and in any event within 30 days after the end of each month, a copy of that monthly statement.

                                    Page 7-1

7.3(c) As soon as available and in any event within 30 days after the end of each month, a report describing all Mortgage Loans owned by Borrower, whether funded by Lender or Borrower's other warehouse lenders, and listing the number of days that have passed since Borrower originated each Mortgage Loan.

7.3(d) As soon as available and in any event within 30 days after the end of each month, a report as of the end of that month detailing all requests that Borrower repurchase Mortgage Loans from an Investor or out of an Eligible Mortgage Pool, the status of each such request and any indemnification or similar agreement to which Borrower is a party in connection with any such request.

7.3(e) Other reports in respect of Pledged Assets, including copies of purchase confirmations issued by Investors purchasing Pledged Loans from Borrower, in such detail and at such times as Lender in its discretion may reasonably request.

7.3(f) With reasonable promptness, all further information regarding the business, operations, properties or financial condition of Borrower as Lender may reasonably request, including copies of any audits completed by HUD, Ginnie Mae, Fannie Mae or Freddie Mac.

7.4. Maintenance of Existence; Conduct of Business

7.4(a) Preserve and maintain First NLC's existence as a limited liability company in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of First NLC's business, including its eligibility as lender, seller/servicer and issuer described under Section 9.1; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining First NLC's eligibility as lender, seller/servicer and issuer described under Section 9.1; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

7.4(b) Preserve and maintain NLC, Inc.'s corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including its eligibility as lender, seller/servicer and issuer described under Section 9.1; conduct NLC, Inc.'s business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining NLC, Inc.'s eligibility as lender, seller/servicer and issuer described under Section 9.1; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

7.5. Compliance with Applicable Laws

Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could result in a material adverse change in Borrower's business, operations, assets, or financial condition as a whole or on the enforceability of this Agreement, the Warehousing Note, any other Loan Document or any Collateral, except where contested in good faith and by appropriate proceedings.

7.6. Inspection of Properties and Books; Operational Reviews

Permit Lender or any Participant (and their authorized representatives) to discuss the business, operations, assets and financial condition of Borrower and its Subsidiaries with Borrower's managers and other management officials, agents and employees, and to examine and make copies or extracts of Borrower's and its Subsidiaries' books of account, all at such reasonable times as Lender or any Participant may request. Provide its accountants with a copy of this

                                    Page 7-2

Agreement promptly after its execution and authorize and instruct them to answer candidly all questions that the officers of Lender or any Participant or any authorized representatives of Lender or any Participant may address to them in reference to the financial condition or affairs of Borrower and its Subsidiaries. Borrower may have its representatives in attendance at any meetings held between the officers or other representatives of Lender or any Participant and Borrower's accountants under this authorization. Permit Lender or any Participant (and their authorized representatives) access to Borrower's premises and records for the purpose of conducting a review of Borrower's general mortgage business methods, policies and procedures, auditing its loan files and reviewing the financial and operational aspects of Borrower's business.

7.7. Notice

Give prompt Notice to Lender of (a) any action, suit or proceeding instituted by or against Borrower or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), which action, suit or proceeding has at issue in excess of $25,000, or any such proceedings threatened against Borrower or any of its Subsidiaries in writing containing the details of that action, suit or proceeding; (b) the filing, recording or assessment of any federal, state or local tax Lien against Borrower, or any of its assets or any of its Subsidiaries; (c) an Event of Default; (d) a Default that continues for more than 4 days; (e) the suspension, revocation or termination of Borrower's eligibility, in any respect, as lender, seller/servicer or issuer as described under Section 9.1; (f) the transfer, loss, nonrenewal or termination of any Servicing Contracts to which Borrower is a party, or which is held for the benefit of Borrower, and the reason for that transfer, loss, nonrenewal or termination; (g) any Prohibited Transaction with respect to any Plan, specifying the nature of the Prohibited Transaction and what action Borrower proposes to take with respect to it; and (h) any other action, event or condition of any nature that could lead to or result in a material adverse change in the business, operations, assets or financial condition of Borrower or any of its Subsidiaries.

7.8. Payment of Debt, Taxes and Other Obligations

Pay, perform and discharge, or cause to be paid, performed and discharged, all of the obligations and indebtedness of Borrower and its Subsidiaries, all taxes, assessments and governmental charges or levies imposed upon Borrower or its Subsidiaries or upon their respective income, receipts or properties before those taxes, assessments and governmental charges or levies become past due, and all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could become a Lien or charge upon any of their respective properties or assets. Borrower and its Subsidiaries are not required to pay, however, any taxes, assessments and governmental charges or levies or claims for labor, materials or supplies for which Borrower or its Subsidiaries have obtained an adequate bond or insurance or that are being contested in good faith and by proper proceedings that are being reasonably and diligently pursued and for which proper reserves have been created.

7.9. Insurance

Maintain blanket bond coverage and errors and omissions insurance or mortgage impairment insurance, with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer and issuer described under Section 9.1, and liability insurance and fire and other hazard insurance on its properties, in each case with responsible insurance companies acceptable to Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same location. Within 30 days after Notice from Lender, obtain such additional insurance as Lender may reasonably require, all at the sole expense of Borrower. Copies of such policies must be furnished to Lender without charge upon request of Lender.

                                    Page 7-3

7.10. Closing Instructions

Indemnify and hold Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of any title insurance company, agent or attorney to comply with Borrower's disbursement or instruction letter relating to any Mortgage Loan. Lender has the right to pre-approve Borrower's choice of title insurance company, agent or attorney and Borrower's disbursement or instruction letter to them in any case in which Borrower intends to obtain a Warehousing Advance against the Mortgage Loan to be created at settlement or to pledge that Mortgage Loan as Collateral under this Agreement. In any event, Borrower's disbursement or instruction letter must include the following language:

     Residential Funding Corporation has a security interest in any amounts advanced by it to fund this mortgage loan and in the mortgage loan funded with those amounts. You must promptly return any amounts advanced by Residential Funding Corporation and not used to fund this mortgage loan. You also must immediately return all amounts advanced by Residential Funding Corporation if this mortgage loan does not close and fund within 1 Business Day of your receipt of those funds.

7.11. Subordination of Certain Indebtedness

Cause any indebtedness of Borrower for borrowed money to any member, manager or Affiliate or any shareholder, director or officer of any manager, member or Affiliate of Borrower, which indebtedness has a term of more than 1 year or is in excess of $25,000, to be subordinated to the Obligations by the execution and delivery to Lender of a Subordination of Debt Agreement, on the form prescribed by Lender, certified by the corporate secretary of Borrower to be true and complete and in full force and effect.

7.12. Other Loan Obligations

Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which Borrower is bound or to which any of its property is subject, and promptly notify Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit F is a true and complete list of all such lines of credit or agreements as of the date of this Agreement. Borrower must give Lender at least 30 days Notice before entering into any additional lines of credit or agreements.

7.13. ERISA

Maintain (and, if applicable, cause each ERISA Affiliate to maintain) each Plan in compliance with all material applicable requirements of ERISA and of the Internal Revenue Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Internal Revenue Code, and not (and, if applicable, not permit any ERISA Affiliate to), (a) engage in any transaction in connection with which Borrower or any ERISA Affiliate would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
Section 4975 of the Internal Revenue Code, in either case in an amount exceeding $25,000 or (b) fail to make full payment when due of all amounts that, under the provisions of any Plan, Borrower or any ERISA Affiliate is required to pay as contributions to that Plan, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $25,000.

                                    Page 7-4

7.14. Use of Proceeds of Warehousing Advances

Use the proceeds of each Warehousing Advance solely for the purpose of funding Eligible Loans and against the pledge of those Eligible Loans as Collateral.

7.15. MERS Implementation

On and after May 15,2004, register all Mortgage Loans (except those Mortgage Loans to be sold to Investors not then using MERS) against which Borrower requests Warehousing Advances on MERS.

                                End of Article 7

                                    Page 7-5

8.   NEGATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must not, either directly or indirectly, without the prior written consent of Lender:

8.1. Contingent Liabilities

Assume, guarantee, endorse or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and except for obligations arising in connection with the sale of Mortgage Loans with recourse in the ordinary course of Borrower's business.

8.2. Pledge of Servicing Contracts

Pledge or grant a security interest in any existing or future Servicing Contracts of Borrower other than to Lender or omit to take any action required to keep all of Borrower's Servicing Contracts in full force and effect.

8.3. Restrictions on Fundamental Changes

8.3(a) Consolidate, merge or enter into any analogous reorganization or transaction with any Person.

8.3(b) Amend or otherwise modify First NLC's articles of organization or operating agreement or NLC, Inc.'s charter or bylaws.

8.3(c) Liquidate, wind up or dissolve (or suffer any liquidation or dissolution).

8.3(d) Cease actively to engage in the business of originating or acquiring
     Mortgage Loans or make any other material change in the nature or scope of the business in which Borrower engages as of the date of this Agreement.

8.3(e) Sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of Borrower's business or assets, whether now owned or acquired after the Closing Date, other than, in the ordinary course of business and to the extent not otherwise prohibited by this Agreement, sales of (1) Mortgage Loans, (2) Mortgage-backed Securities and (3) Servicing Contracts.

8.3(f) Acquire by purchase or in any other transaction all or substantially all of the business or property of, or stock or other ownership interests of, any Person, that has a value in excess of $50,000 per transaction and an aggregate value not to exceed $250,000 for all transactions within one fiscal year.

8.3(g) Permit any Subsidiary of Borrower to do or take any of the foregoing actions.

8.4. Subsidiaries

Form or acquire, or permit any Subsidiary of Borrower to form or acquire, any Person that would thereby become a Subsidiary.

                                    Page 8-1

8.5. Deferral of Subordinated Debt

Pay any Subordinated Debt of Borrower in advance of its stated maturity or, after a Default or Event of Default under this Agreement has occurred, make any payment of any kind on any Subordinated Debt of Borrower until all of the Obligations have been paid and performed in full and any applicable preference period has expired.

8.6. Loss of Eligibility

Take any action that would cause Borrower to lose all or any part of its status as an eligible lender, seller/servicer or issuer as described under Section 9.1.

8.7. Accounting Changes

Make, or permit any Subsidiary of Borrower to make, any significant change in accounting treatment or reporting practices, except as required by GAAP, or change its fiscal year or the fiscal year of any Subsidiary of Borrower.

8.8. Leverage Ratio

Permit First NLC's Leverage Ratio at any time to exceed 20 to 1.

8.9. Minimum Tangible Net Worth

Permit First NLC's Tangible Net Worth at any time to be less than (a) $10,500,000, plus (b) beginning June 30, 2004, 50% of First NLC's net income after taxes and distributions to members for tax purposes (adjusted semi-annually) for each six-month period ending on and after June 30, 2004. Adjustments will occur on the first Business Day in July and January of each year.

8.10. Minimum Liquid Assets

Permit First NLC's Liquid Assets at any time to be less than (a) $2,500,000, plus (b) beginning June 30, 2004, $500,000 for each six-month period endong on and after June 30, 2004. Adjustments will occur on the first Business Day in July and January of each year.

8.11. Distributions to Members

Make any distributions to First NLC's members (including any purchase or redemption of stock) if a Default or Event of Default exists or would occur as a result of the dividend or distribution. Declare or pay any dividends or otherwise declare or make any distribution to NLC, Inc.'s shareholders (including any purchase or redemption of stock) if a Default or Event of Default exists or would occur as a result of the dividend or distribution.

8.12. Transactions with Affiliates

Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of First NLC's Affiliates, (b) sell, transfer, pledge or assign any of its assets to or on behalf of those Affiliates, (c) merge or consolidate with or purchase or acquire assets from those Affiliates, or (d) pay management fees to or on behalf of those Affiliates except for management fees paid to Sun Capital Partners, Inc. that do not exceed $500,000 per annum.

                                    Page 8-2

8.13. Recourse Servicing Contracts

Acquire or enter into Servicing Contracts under which Borrower must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans.

8.14. Gestation Agreements

Directly or indirectly sell or finance a Mortgage Loan under any Gestation Agreement if the Mortgage Loan is or was previously pledged to Lender as Collateral under this Agreement.

                                End of Article 8

                                    Page 8-3

9.   SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL

9.1. Special Representations and Warranties Concerning Eligibility as Seller/Servicer of Mortgage Loans

Each Borrower represents and warrants to Lender, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that Borrower is approved and qualified and in good standing as a lender, seller/servicer or issuer, as set forth below, and meets all requirements applicable to its status as:

9.1(a) A HUD-approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

9.1(b) A VA-approved mortgagee and a lender in good-standing under the VA loan guarantee program, eligible to originate, purchase, hold, sell and service VA-guaranteed Mortgage Loans.

9.1(c) A Lender-approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Lender.

9.2. Special Representations and Warranties Concerning Warehousing Collateral

Each Borrower represents and warrants to Lender, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

9.2(a) Borrower has not selected the Collateral in a manner so as to affect adversely Lender's interests.

9.2(b) Borrower is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted under this Agreement), of the Pledged Loans and the Pledged Securities. All Pledged Loans, Pledged Securities and related Purchase Commitments have been duly authorized and validly issued to Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to Lender, subject to no other Liens.

9.2(c) Borrower has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it under this Agreement.

9.2(d) Each Mortgage Loan and each related document included in the Pledged
     Loans (1) has been duly executed and delivered by the parties to that Mortgage Loan and that related document, (2) has been made in compliance with all applicable laws, rules and regulations (including all laws, rules and regulations relating to usury), (3) is and will continue to be a legal, valid and binding obligation, enforceable in accordance with its terms, without setoff, counterclaim or defense in favor of the mortgagor under the Mortgage Loan or any other obligor on the Mortgage Note and (4) has not been modified, amended or any requirements of which waived, except in writing that is part of the Collateral Documents.

9.2(e) Each Pledged Loan is secured by a Mortgage on real property and improvements located in one of the states of the United States or the District of Columbia.

                                    Page 9-1

9.2(f) Unless Third Party Originated Loans are permitted, each Pledged Loan has been closed or will be closed and funded with the Warehousing Advance made against it.

9.2(g) Except for open-ended Second Mortgage Loans, each Mortgage Loan has been fully advanced in the face amount of its Mortgage Note.

9.2(h) Each First Mortgage Loan is secured by a First Mortgage on the real property and improvements described in or covered by that Mortgage.

9.2(i) Each First Mortgage Loan has or will have a title insurance policy, in ALTA form or equivalent, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing those Mortgage Loans.

9.2(j) Each Second Mortgage Loan is secured by a Second Mortgage on the real property and improvements described in or covered by that Mortgage.

9.2(k) To the extent required by the related Purchase Commitment or by Investors generally for similar Mortgage Loans, each Second Mortgage Loan has or will have a title insurance policy, in ALTA form or equivalent, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing those Mortgage Loans.

9.2(l) Each Mortgage Loan has been evaluated or appraised in accordance with Title XI of FIRREA.

9.2(m) The Mortgage Note for each Pledged Loan is (1) payable or endorsed to the order of Borrower, (2) an "instrument" within the meaning of Article 9 of the Uniform Commercial Code of all applicable jurisdictions and (3) is denominated and payable in United States dollars.

9.2(n) No default has existed for 60 days or more under any Mortgage Loan included in the Pledged Loans.

9.2(o) No party to a Mortgage Loan or any related document is in violation of any applicable law, rule or regulation that would impair the collectibility of the Mortgage Loan or the performance by the mortgagor or any other obligor of its obligations under the Mortgage Note or any related document.

9.2(p) All fire and casualty policies covering the real property and improvements encumbered by each Mortgage included in the Pledged Loans (1) name and will continue to name Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance generally available.

9.2(q) Pledged Loans secured by real property and improvements located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and will continue to be covered by special flood insurance under the National Flood Insurance Program.

9.2(r) Each Pledged Loan against which a Warehousing Advance is made on the basis of a Purchase Commitment meets all of the requirements of that Purchase Commitment, and each Pledged Security against which a Warehousing Advance is outstanding meets all of the requirements of the related Purchase Commitment.

                                    Page 9-2

9.2(s) Pledged Loans that are intended to be exchanged for Agency Securities comply or, prior to the issuance of the Agency Securities will comply, with the requirements of any governmental instrumentality, department or agency issuing or guaranteeing the Agency Securities.

9.2(t) Pledged Loans that are intended to be used in the formation of Mortgage-backed Securities (other than Agency Securities) comply with the requirements of the issuer of the Mortgage-backed Securities (or its sponsor) and of the Rating Agencies.

9.2(u) The original assignments of Mortgage delivered to Lender for each Pledged
     Loan are in recordable form and comply with all applicable laws and regulations governing the filing and recording of such documents.

9.2(v) None of the mortgagors, guarantors or other obligors of any Pledged Loan is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law.

9.2(w) No Pledged Loan delivered to Lender is a Discontinued Loan.

9.2(x) Each Pledged Loan secured by real property to which a Manufactured Home is affixed will create a valid Lien on that Manufactured Home that will have priority over any other Lien on the Manufactured Home, whether or not arising under applicable real property law.

9.3. Special Affirmative Covenants Concerning Warehousing Collateral

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, Borrower must:

9.3(a) Warrant and defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons.

9.3(b) Service or cause to be serviced all Pledged Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering them and all applicable HUD, Fannie Mae and Freddie Mac requirements, including taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. Service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering them. Hold all escrow funds collected in respect of Pledged Loans and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply them for the purposes for which those funds were collected.

9.3(c) Execute and deliver to Lender with respect to the Collateral those further instruments of sale, pledge, assignment or transfer, and those powers of attorney, as required by Lender, and do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded Lender under this Agreement.

9.3(d) Notify Lender within 2 Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Loan, Eligible Mortgage Pool, or Pledged Security.

9.3(e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions of or to all

                                    Page 9-3

     Purchase Commitments. Deliver or cause to be delivered to the Investor the Pledged Loans and Pledged Securities to be sold under each Purchase Commitment not later than the mandatory delivery date of the Pledged Loans or Pledged Securities under the Purchase Commitment.

9.3(f) Compare the names of every mortgagor, guarantor and other obligor of every Mortgage Loan, together with appropriate identifying information concerning those Persons obtained by Borrower, against every Restriction List, and make certain that none of the mortgagors, guarantors or other obligors of any Mortgage Loan is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law.

9.3(g) Prior to the origination by Borrower of any Mortgage Loans for sale to Fannie Mae, enter into an agreement among Borrower, Lender and Fannie Mae, pursuant to which Fannie Mae agrees to send all cash proceeds of Mortgage Loans sold by Borrower to Fannie Mae to the Cash Collateral Account.

9.3(h) Prior to the origination by Borrower of Borrower's initial Mortgage Loan to be registered on the MERS system, obtain the approval of Lender and enter into an Electronic Tracking Agreement.

9.4. Special Negative Covenants Concerning Warehousing Collateral

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must not, either directly or indirectly, without the prior written consent of Lender:

9.4(a) Amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Loans or Pledged Securities.

9.4(b) Sell, transfer or assign, or grant any option with respect to, or pledge
     (except under this Agreement and, with respect to each Pledged Loan or Pledged Security, the related Purchase Commitment) any of the Collateral or any interest in any of the Collateral.

9.4(c) Make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

                                End of Article 9

                                    Page 9-4

10.  DEFAULTS; REMEDIES

10.1. Events of Default

The occurrence of any of the following is an event of default ("Event of Default"):

10.1(a) Borrower fails to pay the principal of any Warehousing Advance when due, whether at stated maturity, by acceleration, or otherwise; or fails to pay any installment of interest on any Warehousing Advance within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement; or fails to pay, within any applicable grace period, any other amount due under this Agreement or any other Obligation of Borrower to Lender.

10.1(b) Borrower or any of its Subsidiaries fails to pay, or defaults in the payment of any principal or interest on, any other indebtedness or any contingent obligation within any applicable grace period; breaches or defaults with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating to that indebtedness, if the effect of that breach or default is to cause, or to permit the holder or holders of that indebtedness (or a trustee on behalf of such holder or holders) to cause, indebtedness of Borrower or its Subsidiaries in the aggregate amount of $250,000 or more to become or be declared due before its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise).

10.1(c) Borrower fails to perform or comply with any term or condition applicable to it contained in Sections 7.4 or 7.14 or in any Section of
     Article 8.

10.1(d) Any representation or warranty made or deemed made by Borrower under this Agreement, in any other Loan Document or in any written statement or certificate at any time given by Borrower, other than the representations and warranties set forth in Article 9 with respect to specific Pledged Loans, is inaccurate or incomplete in any material respect on the date as of which it is made or deemed made.

10.1(e) Borrower defaults in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to in Sections 10.1 (a), 10.1(c) or 10.1(d) and such default has not been remedied or waived within 30 days after the earliest of (1) receipt by Borrower of Notice from Lender of that default, (2) receipt by Lender of Notice from Borrower of that default or (3) the date Borrower should have notified Lender of that default under Section 7.7(c) or 7.7(d).

10.1(f) An "event of default" (however defined) occurs under any agreement between Borrower and Lender other than this Agreement and the other Loan Documents, if the effect of that event of default is to cause Borrower to incur a potential liability or obligation to Lender in the aggregate amount of $250,000 or more.

10.1(g) A case (whether voluntary or involuntary) is filed by or against Borrower or any Subsidiary of Borrower under any applicable bankruptcy, insolvency or other similar federal or state law; or a court of competent jurisdiction appoints a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any Subsidiary of Borrower, or over all or a substantial part of their respective properties or assets; or Borrower or any Subsidiary of Borrower (1) consents to the appointment of or possession by a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any Subsidiary of Borrower, or over all or a substantial part of their

                                   Page 10-1
     respective properties or assets, (2) makes an assignment for the benefit of creditors, or (3) fails, or admits in writing its inability, to pay its debts as those debts become due.

10.1(h) Borrower fails to perform any contractual obligation to repurchase
     Mortgage Loans, if such obligations in the aggregate exceed $500,000.

10.1(i) Any money judgment, writ or warrant of attachment or similar process involving an amount in excess of $50,000 is entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of 30 days or 5 days before the date of any proposed sale under that money judgment, writ or warrant of attachment or similar process.

10.1(j) Any order, judgment or decree decreeing the dissolution of Borrower is entered and remains undischarged or unstayed for a period of 20 days.

10.1(k) Borrower purports to disavow the Obligations or contests the validity or enforceability of any Loan Document.

10.1(l) Lender's security interest on any portion of the Collateral becomes unenforceable or otherwise impaired.

10.1(m) A material adverse change occurs in Borrower's financial condition, business, properties, operations or prospects, or in Borrower's ability to repay the Obligations.

10.1(n) Any Lien for any taxes, assessments or other governmental charges (1) is filed against Borrower or any of its property, or is otherwise enforced against Borrower or any of its property, or (2) obtains priority that is equal to or greater than the priority of Lender's security interest in any of the Collateral.

10.1(o) Parent consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Parent or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction over Parent for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding up or liquidation of its affairs, has been entered against the Parent, or Parent admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes any assignment for the benefit of its creditors or voluntarily suspends payment of its obligations.

10.1(p) First NLC ceases to own, directly, all of the outstanding capital stock of NLC, Inc.; Parent ceases to own, directly, the majority membership interests in First NLC; and Neal Henschel and Jeffrey Henschel cease to own, directly, 45% of the membership interests in Parent.

10.1(q) Jeffrey Henschel ceases to be the President and COO of First NLC.

10.1(r) Neal Henschel ceases to be the Chairman of the Board of Managers and CEO of First NLC.

10.2. Remedies

10.2(a) If an Event of Default described in Section 10.1(g) occurs with respect to Borrower, the Warehousing Commitment will automatically terminate and the unpaid principal amount

                                   Page 10-2
     of and accrued interest on the Warehousing Note and all other Obligations will automatically become due and payable, without presentment, demand or other Notice or requirements of any kind, all of which Borrower expressly waives.

10.2(b) If any other Event of Default occurs, Lender may, by Notice to Borrower, terminate the Warehousing Commitment and declare the Obligations to be immediately due and payable.

10.2(c) Upon the occurrence and during the continuance of an Event of Default, Lender may also take any of the following actions:

     (1) Foreclose upon or otherwise enforce its security interest in any Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for in the Loan Documents.

     (2) Notify all. obligors under any of the Collateral that the Collateral has been assigned to Lender (or to another Person designated by Lender) and that all payments on that Collateral are to be made directly to Lender (or such other Person); settle, compromise or release, in whole or in part, any amounts any obligor or Investor owes on any of the Collateral on terms acceptable to Lender; enforce payment and prosecute any action or proceeding involving any of the Collateral; and where any Collateral is in default, foreclose on and enforce any Liens securing that Collateral in any manner permitted by law and sell any property acquired as a result of those enforcement actions.

     (3) Prepare and submit for filing Uniform Commercial Code amendment statements evidencing the assignment to Lender or its designee of any Uniform Commercial Code financing statement filed in connection with any item of Collateral.

     (4) Act, or contract with a third party to act, at Borrower's expense, as servicer or subservicer of Collateral requiring servicing, and perform all obligations required under any Collateral, including Servicing Contracts and Purchase Commitments.

     (5) Require Borrower to assemble and make available to Lender the Collateral and all related books and records at a place designated by Lender.

     (6) Enter onto property where any Collateral or related books and records are located and take possession of those items with or without judicial process; and obtain access to Borrower's data processing equipment, computer hardware and software relating to the Collateral and use all of the foregoing and the information contained in the foregoing in any manner Lender deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

     (7) Before the disposition of the Collateral, prepare it for disposition in any manner and to the extent Lender deems appropriate.

     (8) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including selling or otherwise disposing of all or any portion of the Collateral at one or more public or private sales, whether or not the Collateral is present at the place of sale, for cash or credit or future delivery, on terms and conditions and in the manner as Lender may determine, including sale under any applicable Purchase Commitment. Borrower waives any right it may have to prior notice of the sale of all or any portion of the Collateral to the extent allowed by applicable law. If

                                   Page 10-3
          notice is required under applicable law, Lender will give Borrower not less than 10 days' notice of any public sale or of the date after which any private sale may be held. Borrower agrees that 10 days' notice is reasonable notice. Lender may, without notice or publication, adjourn any public or private sale one or more times by announcement at the time and place fixed for the sale, and the sale may be held at any time or place announced at the adjournment. In the case of a sale of all or any portion of the Collateral on credit or for future delivery, the Collateral sold on those terms may be retained by Lender until the purchaser pays the selling price or takes possession of the Collateral. Lender has no liability to Borrower if a purchaser fails to pay for or take possession of Collateral sold on those terms, and in the case of any such failure, Lender may sell the Collateral again upon notice complying with this Section.

     (9) Instead of or in conjunction with exercising the power of sale authorized by Section 10.2(c)(8), Lender may proceed by suit at law or in equity to collect all amounts due on the Collateral, or to foreclose Lender's Lien on and sell all or any portion of the Collateral pursuant to a judgment or decree of a court of competent jurisdiction.

     (10) Proceed against Borrower on the Warehousing Note.

     (11) Retain all excess proceeds from the sale or other disposition of the Collateral, and apply them to the payment of the Obligations under
          Section 10.3.

10.2(d) Lender will incur no liability as a result of the commercially reasonable sale or other disposition of all or any portion of the Collateral at any public or private sale or other disposition. Borrower waives (to the extent permitted by law) any claims it may have against Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that Lender might have obtained at a public sale, or was less than the aggregate amount of the outstanding Warehousing Advances, accrued and unpaid interest on those Warehousing Advances, and unpaid fees, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Borrower agrees that any sale of Collateral under the terms of a Purchase Commitment, or any other disposition of Collateral arranged by Borrower, whether before or after the occurrence of an Event of Default, will be deemed to have been made in a commercially reasonable manner.

10.2(e) Borrower acknowledges that Mortgage Loans are collateral of a type that is the subject of widely distributed standard price quotations and that Mortgage-backed Securities are collateral of a type that is customarily sold on a recognized market. Borrower waives any right it may have to prior notice of the sale of Pledged Securities, and agrees that Lender may purchase Pledged Loans and Pledged Securities at a private sale of such Collateral.

10.2(f) Borrower specifically waives and releases (to the extent permitted by law) any equity or right of redemption, stay or appraisal that Borrower has or may have under any rule of law or statute now existing or adopted after the date of this Agreement, and any right to require Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies against the Collateral in any particular order, or (3) pursue any other remedy within its power. Lender is not required to take any action to preserve any rights of Borrower against holders of mortgages having priority to the Lien of any Mortgage or Security Agreement included in the Collateral or to preserve Borrower's rights against other prior parties.

10.2(g) Lender may, but is not obligated to, advance any sums or do any act or thing necessary to uphold or enforce the Lien and priority of, or the security intended to be afforded by,

                                   Page 10-4
     any Mortgage or Security Agreement included in the Collateral, including payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement of this Agreement, together with interest on those amounts at the Default Rate, from the time paid by Lender until repaid by Borrower, are deemed to be principal outstanding under this Agreement and the Warehousing Note.

10.2(h) No failure or delay on the part of Lender to exercise any right, power or remedy provided in this Agreement or under any other Loan Document, at law or in equity, will operate as a waiver of that right, power or remedy. No single or partial exercise by Lender of any right, power or remedy provided under this Agreement or any other Loan Document, at law or in equity, precludes any other or further exercise of that right, power, or remedy by Lender, or Lender's exercise of any other right, power or remedy. Without limiting the foregoing, Borrower waives all defenses based on the statute of limitations to the extent permitted by law. The remedies provided in this Agreement and the other Loan Documents are cumulative and are not exclusive of any remedies provided at law or in equity.

10.2(i) Borrower grants Lender a license or other right to use, without charge, Borrower's computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any of the Collateral and Borrower's rights under all licenses and all other agreements related to the foregoing inure to Lender's benefit until the Obligations are paid in full.

10.3. Application of Proceeds

Lender may apply the proceeds of any sale, disposition or other enforcement of Lender's Lien on all or any portion of the Collateral to the payment of the Obligations in the order Lender determines in its sole discretion. From and after the indefeasible payment to Lender of all of the Obligations, any remaining proceeds of the Collateral will be paid to Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct. If the proceeds of any sale, disposition or other enforcement of the Collateral are insufficient to cover the costs and expenses of that sale, disposition or other enforcement and payment in full of all Obligations, Borrower is liable for the deficiency.

10.4. Lender Appointed Attorney-in-Fact

Borrower appoints Lender its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement, the Warehousing Note and the other Loan Documents and taking any action and executing any instruments that Lender deems necessary or advisable to accomplish that purpose. Borrower's appointment of Lender as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender may give notice of its Lien on the Collateral to any Person, either in Borrower's name or in its own name, endorse all Pledged Loans or Pledged Securities payable to the order of Borrower, change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, prepare and submit for filing Uniform Commercial Code amendment statements with respect to any Uniform Commercial Code financing statements filed in connection with any item of Collateral or receive, endorse and collect all checks made payable to the order of Borrower representing payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Loans or Pledged Securities and give full discharge for those transactions.

                                   Page 10-5

10.5. Right of Set-Off

Upon the occurrence and during the continuance of an Event of Default, if Borrower defaults in the payment of any Obligation or in the performance of any of its duties under the Loan Documents, Lender may, without Notice to or demand on Borrower (which Notice or demand Borrower expressly waives), set-off, appropriate or apply any property of Borrower held at any time by Lender (excluding deposits held in escrow or trust for the benefit of third parties, if any), or any indebtedness at any time owed by Lender to or for the account of Borrower, against the Obligations, whether or not those Obligations have matured.

                                End of Article 10

                                   Page 10-6

11.  MISCELLANEOUS

11.1. Notices

Except where telephonic or facsimile notice is expressly authorized by this Agreement, all communications required or permitted to be given or made under this Agreement ("Notices") must be in writing and must be sent by manual delivery, overnight courier or United States mail (postage prepaid), addressed as follows (or at such other address as may be designated by it in a Notice to the other):

          If to Borrower:   First NLC Financial Services, LLC
                            NLC, Inc.
                            700 W. Hillsboro Boulevard, Bldg. 1
                            Suite 204
                            Deerfield Beach, FL 33441
                            Attention: Jeffrey M. Henschel, President & COO
                            Facsimile: (954) 420-5470

          If to Lender:     Residential Funding Corporation
                            440 Sawgrass Corp. Parkway, Suite 204
                            Sunrise, FL 33325
                            Attention: Robin Swanson, Director
                            Facsimile: (954) 846-8352

All periods of Notice will be measured from the date of delivery if delivered manually or by facsimile, from the first Business Day after the date of sending if sent by overnight courier or from 4 days after the date of mailing if sent by United States mail, except that Notices to Lender under Article 2 and Section 3.3(f) shall be deemed to have been given only when actually received by Lender. Borrower authorizes Lender to accept Borrower's bailee pledge agreements, Warehousing Advance Requests, shipping requests, wire transfer instructions and security delivery instructions transmitted to Lender by facsimile or RFConnects Delivery, and those documents, when transmitted to Lender by facsimile or by RFConnects Delivery, have the same force and effect as the originals.

11.2. Reimbursement Of Expenses; Indemnity

Borrower must: (a) pay Lender a document production fee in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees as Lender may require and all out-of-pocket costs and expenses of Lender, including reasonable fees, service charges and disbursements of counsel to Lender (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Warehousing Note, and other Loan Documents, the making, repayment and payment of interest on the Warehousing Advances and the payment of all other Obligations under Loan Documents; (c) indemnify, pay, and hold harmless Lender and any other holder of the Warehousing Note from and against, all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save Lender and any other holder of the Warehousing Note harmless from and against all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless Lender and all of its Affiliates, officers, directors, employees or agents and any subsequent holder of the Warehousing Note (collectively called the "Indemnitees") from and against all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of every kind or nature (including the reasonable fees and disbursements of counsel to the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnitees have been designated as

                                    Page 11-1
parties to such proceeding) that may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Warehousing Note, or any other Loan Document or any of the transactions contemplated by this Agreement, the Warehousing Note and the other Loan Documents, including against all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of every kind or nature (including the reasonable fees and disbursements of counsel to the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnitees have been designated as parties to such proceeding) arising from any breach of Sections 9.2(v) or 9.3(f) or the making of any Mortgage Loan in which any mortgagor, guarantor or other obligor is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law ("Indemnified Liabilities"), except that Borrower has no obligation under this Agreement with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower must contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of Borrower contained in this Article survives the expiration or termination of this Agreement and the payment in full of the Warehousing Note. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment under this Agreement are recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into Such judgment.

11.3. Financial Information

All financial statements and reports furnished to Lender under this Agreement must be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for Borrower's most recent fiscal year (except to the extent otherwise required to conform to good accounting practice).

11.4. Terms Binding Upon Successors; Survival of Representations

The terms and provisions of this Agreement are binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. All of Borrower's representations, warranties, covenants and agreements survive the making of any Warehousing Advance, and except where a longer period is set forth in this Agreement, remain effective for as long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed.

11.5. Assignment

Borrower cannot assign this Agreement. Lender may at any time, without Notice to or the consent of Borrower, transfer or assign, in whole or in part, its interest in this Agreement and the Warehousing Note along with Lender's security interest in any of the Collateral, and any assignee of Lender may enforce this Agreement, the Warehousing Note and its security interest in the Collateral assigned.

11.6. Amendments

Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless the amendment, modification or supplement is set forth in writing signed by both Borrower and Lender.

                                    Page 11-2

11.7. Governing Law

This Agreement and the other Loan Documents are governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

11.8. Participations

Lender may at any time, with the consent of Borrowers, sell, assign or grant participations in, or otherwise transfer to any other Person ("Participant"), all or part of the Obligations. Without limiting Lender's exclusive right to collect and enforce the Obligations, Borrower agrees that each participation will give rise to a debtor-creditor relationship between Borrower and the Participant, and Borrower authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of Borrower that may be held by that Participant. Borrower authorizes Lender to disclose to prospective and actual Participants all information in Lender's possession concerning Borrower, this Agreement and the Collateral.

11.9. Relationship of the Parties

This Agreement provides for the making and repayment of Warehousing Advances by Lender (in its capacity as a lender) and Borrower (in its capacity as a borrower), for the payment of interest on those Warehousing Advances and for the payment of certain fees by Borrower to Lender. The relationship between Lender and Borrower is limited to that of creditor and secured party on the part of Lender and of debtor on the part of Borrower. The provisions of this Agreement and the other Loan Documents for compliance with financial covenants and the delivery of financial statements and other operating reports are intended solely for the benefit of Lender to protect its interest as a creditor and secured party. Nothing in this Agreement creates or may be construed as permitting or obligating Lender to act as a financial or business advisor or consultant to Borrower, as permitting or obligating Lender to control Borrower or to conduct Borrower's operations, as creating any fiduciary obligation on the part of Lender to Borrower, or as creating any joint venture, agency, partnership or other relationship between Lender and Borrower other than as explicitly and specifically stated in the Loan Documents. Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choice in connection with the negotiation and execution of the Loan Documents and to obtain the advice of that counsel with respect to all matters contained in the Loan Documents, including the waivers of jury trial and of punitive, consequential, special or indirect damages contained in Sections 11.16 and 11.17, respectively. Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to Lender for credit and to execute and deliver this Agreement.

11.10. Severability

If any provision of this Agreement is declared to be illegal or unenforceable in any respect, that provision is null and void and of no force and effect to the extent of the illegality or unenforceability, and does not affect the validity or enforceability of any other provision of the Agreement.

11.11. Consent to Credit References

Borrower consents to the disclosure of information regarding Borrower and its Subsidiaries and their relationships with Lender to Persons making credit inquiries to Lender. This consent is revocable by Borrower at any time upon Notice to Lender as provided in Section 11.1.

                                    Page 11-3

11.12. Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

11.13. Headings/Captions

The captions or headings in this Agreement and the other Loan Documents are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement or any other Loan Document.

11.14. Entire Agreement

This Agreement, the Warehousing Note and the other Loan Documents represent the final agreement among the parties with respect to their subject matter, and may not be contradicted by evidence of prior or contemporaneous oral agreements among the parties. There are no oral agreements among the parties with respect to the subject matter of this Agreement, the Warehousing Note and the other Loan Documents.

11.15. Consent to Jurisdiction

AT THE OPTION OF LENDER, THIS AGREEMENT, THE WAREHOUSING NOTE AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY STATE OR FEDERAL COURT WITHIN THE STATE OF MINNESOTA. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF THOSE COURTS, AND WAIVES ANY OBJECTION TO THE JURISDICTION OR VENUE OF THOSE COURTS, INCLUDING THE OBJECTION THAT VENUE IN THOSE COURTS IS NOT CONVENIENT. ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE COMMENCED AND INSTITUTED BY SERVICE OF PROCESS UPON BORROWER BY FIRST CLASS REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT ITS ADDRESS LAST KNOWN TO LENDER. BORROWER'S CONSENT AND AGREEMENT UNDER THIS SECTION DOES NOT AFFECT LENDER'S RIGHT TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR COURT. IN THE EVENT BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, LENDER AT ITS OPTION MAY HAVE THE CASE TRANSFERRED TO A STATE OR FEDERAL COURT WITHIN THE STATE OF MINNESOTA OR, IF A TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, MAY HAVE BORROWER'S ACTION DISMISSED WITHOUT PREJUDICE.

11.16. Waiver of Jury Trial

BORROWER AND LENDER EACH PROMISES AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND FULLY WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT NOW EXISTS OR ARISES AFTER THE DATE OF THIS AGREEMENT. THIS WAIVER OF THE RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHERWISE APPLY. LENDER AND BORROWER ARE EACH AUTHORIZED AND DIRECTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS AGREEMENT AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY. FURTHER, BORROWER AND LENDER EACH CERTIFIES THAT NO

                                   Page 11-4

REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

11.17. Waiver of Punitive, Consequential, Special or Indirect Damages

BORROWER WAIVES ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES FROM LENDER OR ANY OF LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY BORROWER AGAINST LENDER OR ANY OF LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. THIS WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES IS KNOWINGLY AND VOLUNTARILY GIVEN BY BORROWER, AND IS INTENDED TO ENCOMPASS EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES WOULD OTHERWISE APPLY. LENDER IS AUTHORIZED AND DIRECTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS AGREEMENT AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES.

                                End of Article 11

                                   Page 11-5

12.  DEFINITIONS

12.1. Defined Terms

Capitalized terms defined below or elsewhere in this Agreement have the following meanings or, as applicable, the meanings given to those terms in Exhibits to this Agreement:

"Accrual Basis" has the meaning set forth in Section 3.1(c).

"Advance Rate" means, with respect to any Eligible Loan, the Advance Rate set forth in Exhibit H for that type of Eligible Loan.

"Affiliate" means, when used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person that beneficially owns or holds, directly or indirectly, 5% or more of any class of voting Equity Interests of the Person referred to, (c) each Person, 5% or more of the voting Equity Interests of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. For these purposes, the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

"Aged Mortgage Loans" means Mortgage Loans against which a Warehousing Advance has been outstanding for longer than the Standard Warehouse Period, provided that Aged Mortgage Loans are permitted for such type of Mortgage Loan.

"Aged Warehouse Period" means the maximum number of days a Warehouse Advance against Aged Mortgage Loans of a particular type may remain outstanding as set forth in Exhibit H.

"Agency Security" means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

"Agreement" means this Second Amended and Restated Warehousing Credit and Security Agreement, either as originally executed or as it may be amended, restated, renewed or replaced.

"Appraised Property Value" means with respect to an interest in real property, the then current fair market value of the real property and any improvements on it as of recent date determined in accordance with Title XI of FIRREA by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

"Approved Custodian" means a pool custodian or other Person that Lender deems acceptable, in its sole discretion, to hold Mortgage Loans for inclusion in a Mortgage Pool or to hold Mortgage Loans as agent for an Investor that has issued a Purchase Commitment for those Mortgage Loans.

"Audited Statement Date" means the date of Borrower's most recent audited financial statements (and, if applicable, Borrower's Subsidiaries, on a consolidated basis) delivered to Lender under the Existing Agreement or this Agreement.

"Bank One" means Bank One, National Association, or any successor bank.

"Bank One Prime Rate" means, as of any date of determination, the highest prime rate quoted by Bank One and most recently published by Bloomberg L.P. If the prime rate for Bank One is not

                                   Page 12-1
quoted or published for any period, then during that period the term "Bank One Prime Rate" means the highest prime rate published in the most recent edition of The Wall Street Journal in its regular column entitled "Money Rates."

"Borrower" has the meaning set forth in the first paragraph of this Agreement.

"Business Day" means any day other than Saturday, Sunday or any other day on which national banking associations are closed for business.

"Buydown" has the meaning set forth in Section 3.4.

"Calendar Quarter" means the 3 month period beginning on each January 1, April 1, July 1 or October 1.

"Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in Lender's name and designated for receipt of the proceeds of the sale or other disposition of Collateral.

"Check Disbursement Account" means a demand deposit account maintained at the Funding Bank in Borrower's name and under the control of Lender for clearing checks written by Borrower to fund Mortgage Loans funded by Warehousing Advances.

"Closing Date" has the meaning set forth in the Recitals to this Agreement.

"Collateral" has the meaning set forth in Section 4.1.

"Collateral Documents" means, with respect to each Mortgage Loan, (a) the Mortgage Note, the Mortgage and all other documents including, if applicable, any Security Agreement, executed in connection with or relating to the Mortgage Loan; (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA Commitment to Insure, the VA Guaranty or private mortgage insurance, the appraisal, the Regulation Z statement, the environmental assessment, the engineering report, certificates of casualty or hazard, insurance, credit information on the maker of the Mortgage Note, the HUD-1 or corresponding purchase advice; (c) any other document listed in Exhibit B; and (d) any other document that is customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or that is customarily executed by the seller of a Mortgage Note to an Investor.

"Committed Purchase Price" means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or, if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Eligible Loan, or (b) if the Eligible Loan is to be used to back an Agency Security, an amount equal to the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Agency Security.

"Compliance Certificate" means a certificate executed on behalf of Borrower by its manager having principal financial accounting responsibilities, substantially in the form of Exhibit E.

"Credit Score" means a mortgagor's overall consumer credit rating, represented by a single numeric credit score using the Fair, Isaac consumer credit scoring system, provided by a credit repository acceptable to Lender and the Investor that issued the Purchase Commitment covering the related Mortgage Loan (if a Purchase Commitment is required by Exhibit H).

"Debt" means (a) all indebtedness or other obligations of a Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) that, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that

                                   Page 12-2

Person on the date of determination, plus (b) all indebtedness or other obligations of that Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) for borrowed money or for the deferred purchase price of property or services. For purposes of calculating a Person's Debt, Subordinated Debt due more than 6 months after the Warehousing Maturity Date may be excluded from that Person's indebtedness.

"Default" means the occurrence of any event or existence of any condition that, but for the giving of Notice or the lapse of time, would constitute an Event of Default.

"Default Rate" means, for any Warehousing Advance, the Interest Rate applicable to that Warehousing Advance plus 4% per annum. If no Interest Rate is applicable to a Warehousing Advance, "Default Rate" means, for that Warehousing Advance, the highest Interest Rate then applicable to any outstanding Warehousing Advance plus 4% per annum.

"Depository Benefit" means the compensation received by Lender, directly or indirectly, as a result of Borrower's maintenance of Eligible Balances with a Designated Bank.

"Designated Bank" means any bank designated by Lender as a Designated Bank, but only for as long as Lender has an agreement under which Lender receives Depository Benefits from that bank.

"Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank in connection with Eligible Balances maintained at the Designated Bank, including deposit insurance premiums, service charges and any other charges that may be imposed by governmental authorities from time to time.

"Discontinued Loan" has the meaning set forth in the GMAC-RFC Client Guide.

"Earnings Allowance" has the meaning set forth in Section 3.1(b).

"Earnings Credit" has the meaning set forth in Section 3.1(b).

"Electronic Advance Request" means an electronic transmission through RFConnects Delivery containing the same information as Exhibit A to this Agreement.

"Electronic Tracking Agreement" means an Electronic Tracking Agreement, on the form prescribed by Lender, among Borrower, Lender, MERS and MERSCORP, Inc.

"Eligible Balances" means all funds of or maintained by Borrower (and, if applicable, Borrower's Subsidiaries) in demand deposit or time deposit accounts at a Designated Bank, minus balances to support float, reserve requirements and any other reductions that may be imposed by governmental authorities from time to time.

"Eligible Loan" means a Single Family Mortgage Loan that satisfies the conditions and requirements set forth in Exhibit H.

"Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification, (b) there exists a Purchase Commitment covering the Agency Security to be issued on the basis of that certification and (c) the Agency Security will be delivered to Lender.

"Equity Interests" means all shares, interests, participations or other equivalents, however, designated, of or in a Person (other than a natural person), whether or not voting, including common stock, membership interests, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more of the foregoing.

                                   Page 12-3

"ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group of which Borrower is a member and that is treated as a single employer under Section 414 of the Internal Revenue Code.

"Event of Default" means any of the conditions or events set forth in Section 10.1.

"Excess Buydown" has the meaning set forth in Section 3.4.

"Exchange Act" means the Securities Exchange Act of 1934 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"Exhibit B" means Exhibit B. Exhibit B-REP. as applicable to the type of Eligible Loan against which a Warehousing Advance is to be made.

"Existing Agreement" means the First Amended and Restated Warehousing Credit and Security Agreement dated as of November 15, 2002, as amended, between Borrower and Lender.

"Fair Market Value" means, at any time for an Eligible Loan or a related Agency Security (if the Eligible Loan is to be used to back an Agency Security) as of any date of determination, (a) the Committed Purchase Price if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac or the Eligible Loan is to be exchanged for an Agency Security and that Agency Security is covered by a Purchase Commitment from an Investor, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as Lender deems appropriate in its sole discretion.

"Fannie Mae" means Fannie Mae, a corporation created under the laws of the United States, and any successor corporation or other entity.

"FHA" means the Federal Housing Administration and any successor agency or other entity.

"FHA Mortgage Loan" means an FHA-insured Mortgage Loan included in the Pledged Loans.

"FICA" means the Federal Insurance Contributions Act and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules and regulations.

"FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"First Mortgage" means a Mortgage that constitutes a first Lien on the real property and improvements described in or covered by that Mortgage.

"First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

"FIRST NLC FINANCIAL SERVICES. LLC" has the meaning set forth in the first paragraph of this Agreement.

"Forward Commitment" means the forward commitment of First NLC to sell Mortgage Loans to Lender, obligating First NLC to deliver $230,000,000 of Mortgage Loans to Lender between October 1, 2003, and September 30, 2005, and any substitute, amendment or renewal thereof.

                                   Page 12-4

"Freddie Mac" means the Federal Home Loan Mortgage Corporation, a corporation created under the laws of the United States, and any successor corporation or other entity.

"Funding Bank" means Bank One or any other bank designated by Lender as a Funding Bank.

"Funding Bank Agreement" means a letter agreement on the form prescribed by Lender between the Funding Bank and Borrower authorizing Lender's access to the Operating Account and the Check Disbursement Account.

"GAAP" means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in statements and pronouncements of the Financial Accounting Standards Board, or in opinions, statements or pronouncements of any other entity approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

"Gestation Agreement" means an agreement under which Borrower agrees to sell or finance (a) a Mortgage Loan prior to the date of purchase by an Investor or (b) a Mortgage Pool prior to the date a Mortgage-backed Security backed by the Mortgage Pool is issued.

"Ginnie Mae" means the Government National Mortgage Association, an agency of the United States government, and any successor agency or other entity.

"GMAC-RFC Client Guide" means the applicable loan purchase guide issued by Lender, as the same may be amended or replaced.

"Government Mortgage Loan" means a closed-end First Mortgage Loan that is either HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage
Loan) or VA guaranteed.

"Hedging Arrangements" means, with respect to any Person, any agreements or other arrangements (including interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into to protect that Person against changes in interest rates or the market value of assets.

"High LTV Mortgage Loan" has the meaning set forth in Exhibit H.

"HUD" means the Department of Housing and Urban Development, and any successor agency or other entity.

"HUD 203(K) Mortgage Loan" means an FHA-insured closed-end First Mortgage Loan to an individual obligor the proceeds of which will be used for the purpose of rehabilitating and repairing the related single family property, and which satisfies the definition of "rehabilitation loan" in 24 C.F.R. 203.50(a).

"Indemnified Liabilities" has the meaning set forth in Section 11.2.

"Indemnitees" has the meaning set forth in Section 11.2.

"Interest Rate" means, for any Warehousing Advance, the floating rate of interest specified for that Warehousing Advance in Exhibit H.

"Interim Statement Date" means the date of the most recent unaudited financial statements of Borrower (and, if applicable, Borrower's Subsidiaries, on a consolidated basis) delivered to Lender under the Existing Agreement or this Agreement.

                                   Page 12-5

"Internal Revenue Code" means the Internal Revenue Code of 1986, Title 26 of the United States Code, and all rules, regulations and interpretations issued under those statutory provisions, as amended, and any subsequent or successor federal income tax law or laws, rules, regulations and interpretations.

"Investment Company Act" means the Investment Company Act of 1940 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

"Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution that Lender deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans.

"Lender" has the meaning set forth in the first paragraph of this Agreement.

"Leverage Ratio" means the ratio of a Person's Debt to Tangible Net Worth. For purposes of calculating a Person's Leverage Ratio, Debt arising under Hedging Arrangements, to the extent of assets arising under those Hedging Arrangements, may be excluded from that Person's Debt.

"LIBOR" means, for each week, the rate of interest per annum that is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for 1 month periods of certain U.S. banks as of 11:00 a.m. (London time) on the first Business Day of each week on which the London Interbank market is open, as published by Bloomberg L.P. If those interest rates are not offered or published for any period, then during that period LIBOR means the London Interbank Offered Rate for 1 month periods as published in The Wall Street Journal in its regular column entitled "Money Rates" on the first Business Day of each week on which the London Interbank market is open.

"Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of such an agreement and any agreement to give any security interest).

"Liquid Assets" means the following assets owned by a Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) as of any date of determination: (a) unrestricted and unencumbered cash, (b) funds on deposit in accounts with any bank located in the United States (net of the aggregate amount payable under all outstanding and unpaid checks, drafts and similar items drawn by a Person against those accounts), (c) investment grade commercial paper, (d) money market funds, and (e) marketable securities, plus, in the case of Borrower and in the absence of a Default or Event of Default, (f) the amount of any Buydowns and Excess Buydowns.

"Loan Documents" means this Agreement, the Warehousing Note, any agreement of Borrower relating to Subordinated Debt, and each other document, instrument or agreement executed by Borrower in connection with any of those documents, instruments and agreements, as originally executed or as any of the same may be amended, restated, renewed or replaced.

"Loan Package Fee" has the meaning set forth in Section 3.6.

"Loan-to-Value Ratio" means, for any Mortgage Loan, the ratio of (a) the maximum amount that may be borrowed under the Mortgage Loan (whether or not borrowed) at the time of origination, plus the Mortgage Note Amounts of all other Mortgage Loans secured by senior or pari passu Liens on the related property, to (b) the Appraised Property Value of the related property.

"Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site.

                                    Page 12-6

"Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System, as amended.

"MERS" means Mortgage Electronic Registrations Systems, Inc. and any successor entity.

"Miscellaneous Fees and Charges" means the Collateral Operations Fees set forth on Lender's fee schedule attached as Exhibit I and all miscellaneous disbursements, charges and expenses incurred by or on behalf of Lender for the handling and administration of Warehousing Advances and Collateral, including costs for Uniform Commercial Code, tax lien and judgment searches conducted by Lender, filing fees, charges for wire transfers and check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, recording fees, Funding Bank service fees and overdraft charges and Designated Bank Charges. Upon not less than 3 Business Days' prior Notice to Borrower, Lender may modify the Collateral Operations Fees set forth in Exhibit I to conform to current Lender practices and, as so modified, the revised
Exhibit I will become part of this Agreement.

"Mortgage" means a mortgage or deed of trust on real property that is improved and substantially completed (including real property to which a Manufactured Home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to the Manufactured Home under applicable real property law).

"Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

"Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage and, if applicable, a Security Agreement.

"Mortgage Note" means a promissory note secured by one or more Mortgages and, if applicable, one or more Security Agreements.

"Mortgage Note Amount" means, as of any date of determination, the then outstanding and unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn under that Mortgage Note).

"Mortgage Pool" means a pool of one or more Pledged Loans on the basis of which a Mortgage-backed Security is to be issued.

"Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001
(a)(3) of ERISA, to which either Borrower or any ERISA Affiliate of Borrower has any obligation with respect to its employees.

"NLC, INC." has the meaning set forth in the first paragraph of this Agreement.

"Nonperforming Mortgage Loan" has the meaning set forth in Exhibit H.

"Non-Usage Fee" has the meaning set forth in Section 3.5.

"Notices" has the meaning set forth in Section 11.1.

"Obligations" means all indebtedness, obligations and liabilities of Borrower to Lender and Lender's Subsidiaries (whether now existing or arising after the date of this Agreement, voluntary or involuntary, joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, or decreased or extinguished and later increased and however created or incurred), including

                                    Page 12-7

Borrower's obligations and liabilities to Lender under the Loan Documents and disbursements made by Lender for Borrower's account.

"Operating Account" means a demand deposit account maintained at the Funding Bank in Borrower's name and designated for funding that portion of each Eligible Loan not funded by a Warehousing Advance made against that Eligible Loan and for returning any excess payment from an Investor for a Pledged Loan or Pledged Security.

"Overdraft Advance" has the meaning set forth in Section 3.8.

"Parent" means NLC Financial Services, LLC, a Delaware limited liability company, and the parent of First NLC.

"Participant" has the meaning set forth in Section 11.8.

"Person" means and includes natural persons, corporations, limited liability companies, limited liability partnerships, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions of those governments.

"Plan" means each employee benefit plan (whether in existence on the date of this Agreement or established after that date), as that term is defined in
Section 3 of ERISA, maintained for the benefit of directors, officers or employees of Borrower or any ERISA Affiliate.

"Pledged Assets" means, collectively, Pledged Loans and Pledged Securities.

"Pledged Hedging Accounts" has the meaning set forth in Section 4.1 (h).

"Pledged Hedging Arrangements" has the meaning set forth in Section 4.1 (h).

"Pledged Loans" has the meaning set forth in Section 4.1 (b).

"Pledged Securities" has the meaning set forth in Section 4.1(c).

"Prime Mortgage Loan" has the meaning set forth in Exhibit H.

"Prohibited Transaction" has the meanings set forth for such term in Section 4975 of the Internal Revenue Code and Section 406 of ERISA.

"Purchase Commitment" means a written commitment, in form and substance satisfactory to Lender, issued in favor of Borrower by an Investor under which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

"Rating Agency" means any nationally recognized statistical rating organization that in the ordinary course of its business rates Mortgage-backed Securities.

"Receivables" has the meaning set forth in Section 4.1 (e).

"Release Amount" has the meaning set forth in Section 4.3(f).

"Repurchased Mortgage Loan" has the meaning set forth in Exhibit H.

"Restriction List" and "Restriction Lists" means each and every list of Persons to whom the Government of the United States prohibits or otherwise restricts the provision of financial

                                    Page 12-8
services. For the purposes of this Agreement, Restriction Lists include the list of Specifically Designated Nationals and Blocked Persons established pursuant to Executive Order 13224 (September 23, 2001) and maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury, current as of the day the Restriction List is used for purposes of comparison in accordance with the requirements of this Agreement.

"RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase Commitment issued by Lender.

"RFConnects Delivery" means Lender's proprietary service to support the electronic exchange of information between Lender and Borrower, including Warehousing Advance Requests, shipping requests, payoff requests, wire transfer instructions, security delivery instructions, activity reports and exception reports.

"RFConnects Pledge Agreement" means an agreement (on the then current form prescribed by Lender) granting Lender a security interest in Mortgage Loans for which Borrower has requested Warehousing Advances using RFConnects Delivery.

"Second Mortgage" means a Mortgage that constitutes a second Lien on the real property and improvements described in or covered by that Mortgage.

"Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

"Security Agreement" means a security agreement or other agreement that creates a Lien on personal property, including furniture, fixtures and equipment, to secure repayment of a Mortgage Loan.

"Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, under which that Person has the right to service Mortgage Loans.

"Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by that Person under Servicing Contracts, minus the principal balance of all Mortgage Loans that are serviced by that Person for others under subservicing arrangements.

"Single Family Mortgage Loan" means a Mortgage Loan secured by a Mortgage on improved real property on which is located a 1-to-4 family residence.

"Standard Warehouse Period" means, for any Mortgage Loan, the maximum number of days a Warehousing Advance against that type of Mortgage Loan, other than against an Aged Mortgage Loan, may remain outstanding, as set forth in Exhibit H.

"Statement Date" means the Audited Statement Date or the Interim Statement Date, as applicable.

"Sublimit" means the aggregate amount of Warehousing Advances (expressed as a dollar amount or as a percentage of the Warehousing Commitment Amount) that is permitted to be outstanding at any one time against a specific type of Eligible Loan.

"Subordinated Debt" means (a) all indebtedness of Borrower for borrowed money that is effectively subordinated in right of payment to all present and future Obligations either (1) under a Subordination of Debt Agreement on the form prescribed by Lender or (2) otherwise on terms acceptable to Lender, and (b) solely for purposes of Section 8.5, all indebtedness of Borrower that is required to be subordinated by Sections 5.1(b) and 7.11.

"Subprime Mortgage Loan" has the meaning set forth in Exhibit H.

                                   Page 12-9

"Subsidiary" means any corporation, partnership, association or other business entity in which more than 50% of the shares of stock or other ownership interests having voting power for the election of directors, managers, trustees or other Persons performing similar functions is at the time owned or controlled by any Person either directly or indirectly through one or more Subsidiaries of that Person.

"Tangible Net Worth" means the excess of a Person's (and, if applicable, that Person's Subsidiaries, on a consolidated basis) total assets over total liabilities as of the date of determination, each determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered to Lender under the Existing Agreement, plus that portion of Subordinated Debt due more than 6 months after the Warehousing Maturity Date. For purposes of calculating a Person's Tangible Net Worth, advances or loans to managers, members, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of that Person, intangible assets, those other assets that would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of that date, as those requirements appear in the "Consolidated Audit Guide for Audits of HUD Programs," and other assets Lender deems unacceptable, in its sole discretion, must be excluded from that Person's total assets.

"Third Party Originated Loan" means a Mortgage Loan originated and funded by a third party (other than with funds provided by Borrower at closing to purchase the Mortgage Loan) and subsequently purchased by Borrower.

"Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan that is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program set forth in, and that is reported for insurance under, the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended, and the regulations related to that statute.

Trust Receipt" means a trust receipt in a form approved by and under which Lender may deliver any document relating to the Collateral to Borrower for correction or completion.

"Unused Portion" has the meaning set forth in Section 3.5.

"Used Portion" has the meaning set forth in Section 3.5.

"Warehousing Advance" means a disbursement by Lender under Section 1.1.

"Warehousing Advance Request" has the meaning set forth in Section 2.1.

"Warehousing Collateral Value" means, as of any date of determination, (a) with respect to any Eligible Loan, the lesser of (1) the amount of any Warehousing Advance made, or that could be made, against such Eligible Loan under Exhibit H or (2) an amount equal to the Advance Rate for the applicable type of Eligible Loan multiplied by the Fair Market Value of such Eligible Loan; (b) if Eligible Loans have been exchanged for Agency Securities, the lesser of (1) the amount of any Warehousing Advances outstanding against the Eligible Loans backing the Agency Securities or (2) an amount equal to the Advance Rates for the applicable types of Eligible Loans backing the Agency Securities multiplied by the Fair Market Value of the Agency Securities; and (c) with respect to cash, the amount of the cash.

"Warehousing Commitment" means the obligation of Lender to make Warehousing Advances to Borrower under Section 1.1.

"Warehousing Commitment Amount" means $135,000,000.

                                   Page 12-10

"Warehousing Fee" has the meaning set forth in Section 3.6.

"Warehousing Maturity Date" has the meaning set forth in Section 1.2.

"Warehousing Note" has the meaning set forth in Section 1.3.

"Wet Settlement Advance" means with respect to any Warehousing Advance, the time from the date the Warehousing Advance is made until the date of Lender's receipt of the Collateral Documents required by Article 2 and the Exhibits and documents referenced in that Article.

"Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in Lender's name for clearing wire transfers requested by Borrower to fund Warehousing Advances.

"Wire Fee" has the meaning set forth in Section 3.6.

12.2. Other Definitional Provisions; Terms of Construction

12.2(a) Accounting terms not otherwise defined in this Agreement have the meanings given to those terms under GAAP.

12.2(b) Defined terms may be used in the singular or the plural, as the context requires.

12.2(c) All references to time of day mean the then applicable time in Chicago, Illinois, unless otherwise expressly provided.

12.2(d) References to Sections, Exhibits, Schedules and like references are to Sections, Exhibits, Schedules and the like of this Agreement unless otherwise expressly provided.

12.2(e) The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation."

12.2(f) Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or."

12.2(g) All incorporations by reference of provisions from other agreements are incorporated as if such provisions were fully set forth into this Agreement, and include all necessary definitions and related provisions from those other agreements. All provisions from other agreements incorporated into this Agreement by reference survive any termination of those other agreements until the Obligations of Borrower under this Agreement and the Warehousing Note are irrevocably paid in full and the Warehousing Commitment is terminated.

12.2(h) All references to the Uniform Commercial Code shall be deemed to be references to the Uniform Commercial Code in effect on the date of this Agreement in the applicable jurisdiction.

12.2(i) Unless the context in which it is used otherwise clearly requires, all references to days, weeks and months mean calendar days, weeks and months.

                                End of Article 12

                                   Page 12-11

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

Closing Date: November 1, 2003           FIRST NLC FINANCIAL SERVICES, LLC,
                                         a Florida limited liability company


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Its: President


                                         NLC, INC., a Tennessee corporation


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Its: President


                                         RESIDENTIAL FUNDING CORPORATION,
                                         a Delaware Corporation


                                         By: Illegible
                                             -----------------------------------
                                         Its: Director

                                   Page 12-12

                                                                       EXHIBIT A

-------------------------------------------------------------------------------------------
                               REQUEST FOR ADVANCE
-------------------------------------------------------------------------------------------
               [ ] FIRST NLC FINANCIAL SERVICES, LLC [ ] NLC, INC.

Loan Number:                                 Reviewed
             -----------------------------   By:
Mortgagor:                                             ------------------------------------
             -----------------------------   Warehouse
Address:                                     Date:
             -----------------------------             ------------------------------------
                                             Effective
             -----------------------------   Date:     ------------------------------------
Zip Code:
             -----------------------------

Status:
             [ ] Committed      [ ] RFC      Loan Type: [ ] Prime    [ ] FHA [ ] VA
             [ ] Uncommitted                            [ ] Subprime/Grade
             [ ] Wet Settlement [ ] Received                               -------
             [ ] Repurchased                            [ ] Nonperforming
             [ ] MERS
             [ ] Open-end Second
             [ ] Closed-end Second           Term:      [ ] Fixed         Term
                                                                  -------
                                                        [ ] ARM           Adjustment Period
                                                                ---------
                                                        [ ] Balloon         Term
                                                                    -------

Mortgage Note Amount:                        Interest Rate:
                      --------------------                  -------------------------------
Mortgage Note Date:                          Requested Warehouse Advance Amount:
                    ----------------------                                       ----------
Investor:                                    Title Company:
          --------------------------------                  -------------------------------
Investor Contact:                            Title Company Contact:
                  ------------------------                          -----------------------
Investor Phone:                              Title Company Phone:
                --------------------------                        -------------------------
Committed Purchase Price:                    Expiration Date:
                          ----------------                    -----------------------------
Purchase Commitment No.:                     Acquisition Cost (if applicable):
                         -----------------                                     ------------

-------------------------------------------------------------------------------------------

                              FUNDING INSTRUCTIONS

[ ] Wire Funding

       Account to Debit:                     Date of Wire:
                         -----------------                 --------------------------------
       Credit Acct. Name:                    Amount of Wire:
                          ----------------                   ------------------------------
       Bank Name:                            Credit Acct. No.:
                  ------------------------                     ----------------------------
       City and State:                       ABA No.:
                       -------------------            -------------------------------------
       Ref:                                  Advise:               Phone:
            ------------------------------           -------------        -----------------

[ ] Check Funding
       Check No.:                            Amount:
                  ------------------------           --------------------------------------

--------------------------------------------------------------------------------

                             REQUIRED DOCUMENTATION

The following documents in connection with the above request are enclosed:

RIGHT

[ ]  Original and 1 copy of Mortgage Note
[ ]  Certified copy of Mortgage
[ ] Original or certified copy of recorded Mortgage (Repurchased Mortgage Loan or Nonperforming Mortgage Loan)
[ ] Original ALTA Mortgagee's Policy of Title Insurance or equivalent (Repurchased Mortgage Loan or Nonperforming Mortgage Loan)
[ ]  *Copy of Investor Purchase Commitment (or satisfactory evidence thereof)
[ ] *Copy of HUD-1 Settlement Statement or equivalent with evidence of initial Advance amount (open- end Second Mortgage Loans)
[ ]  *Copy of AssetWise Certificate (Required for High LTV Mortgage Loans)
[ ] *Copy of Borrower's closing instructions to escrow/title company (table funded Mortgage Loans only)

LEFT

[ ]  *Request for Advance (original and 1 copy)
[ ] Recordable assignment of Mortgage (not required for Mortgage Loans registered on the MERS system after delivery of an Electronic Tracking Agreement, if approved by Lender)
[ ]  Certified copies of interim assignments of Mortgage (if applicable)
[ ]  *Investor repurchase demand letter (Repurchased Mortgage Loans only)
[ ] *Summary of Mortgage Loan documentation or Investor problems, expected cure period and current payment history (Repurchased Mortgage Loans only)
[ ] *Broker price opinion or Appraisal (Repurchased Mortgage Loans and Nonperforming Mortgage loans only)

NOTE: Items designated with the "*" are required prior to a Wet Settlement
      Advance.

For the new value this day received, First NLC Financial Services, LLC and NLC, INC. (collectively, "Borrower"), grants a security interest to Residential Funding Corporation ("Lender") in all of Borrower's right, title and interest in and to the Mortgage Loan described above, together with all related "Collateral," as more particularly described in the Second Amended and Restated Warehousing Credit and Security Agreement (as amended, supplemented or otherwise modified) between Borrower and Lender.

First NLC Financial Services, LLC
NLC, Inc.


Authorized Signature:
                      ------------------------

                                                                       EXHIBIT B

--------------------------------------------------------------------------------
                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE FAMILY MORTGAGE LOANS
--------------------------------------------------------------------------------

                        FIRST NLC FINANCIAL SERVICES, LLC
                                   NLC, INC.

     FIRST NLC FINANCIAL SERVICES, LLC and NLC, INC. (collectively, "Borrower") must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to RESIDENTIAL FUNDING CORPORATION ("Lender") in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement between Borrower and Lender (as amended, restated, renewed or replaced, "Agreement"). HUD, Fannie Mae and Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security. Except for documents submitted through RFConnects Delivery, all Warehousing Advance Requests and Collateral Documents must be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Warehousing Advance Request. Each folder must be labeled with the mortgagor name(s), Borrower loan number and Borrower name. If a Wet Settlement Advance is being requested, the Warehousing Advance Request and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents must be submitted with a cover letter identifying the mortgagor name(s) and Borrower loan number.

I.   PRIOR TO MAKING A WET SETTLEMENT ADVANCE, THE LENDER MUST RECEIVE THE
     FOLLOWING:

     (1) An estimate of the amount of the requested Warehousing Advance 1 Business Day prior to the date the requested Warehousing Advance is to be made.

     (2) Either an Electronic Advance Request (including RFConnects Pledge Agreement and list of Mortgage Loans) or a written Warehousing Advance Request (Exhibit A) and 1 copy of same.

     (3) A copy of Borrower's closing instructions to the escrow/title company (table-funded Mortgage Loans only).

     (4) A copy of a letter (or other acceptable documentation) from the holder of the Mortgage Loan to Borrower documenting the purchase price for the Mortgage Loan, releasing the holder's ownership interest in the Mortgage Loan against payment of that purchase price by Borrower and containing wire transfer instructions for payment of that purchase price (Third Party Originated Loans only).

     (5) A copy of the Purchase Commitment or satisfactory evidence of its existence and, for each High LTV Mortgage Loan, a copy of the AssetWise Certificate (High LTV Mortgage Loans).

     (6) A copy of the HUD-1 Settlement Statement or equivalent with evidence of the initial Warehousing Advance amount (open-end Second Mortgage Loans only).

     (7) The original signed Mortgage Note, endorsed by Borrower in blank with corresponding interim endorsements, if applicable, and 1 copy of same.

     (8) A copy of the Mortgage sent for recording certified true by Borrower or the escrow/title company.

     (9) Copies of all interim assignments of the Mortgage certified true by Borrower or the escrow/title company (recorded or sent for recordation). The Mortgage Note must bear corresponding endorsements.

     (10) An assignment of the Mortgage, endorsed by Borrower in blank, in recordable form but unrecorded (not required for Mortgage Loans registered on the MERS system after execution and delivery by all parties of an Electronic Tracking Agreement, if approved by Lender).

II. PRIOR TO MAKING A WAREHOUSING ADVANCE (OTHER THAN A WET SETTLEMENT ADVANCE), LENDER MUST RECEIVE ALL OF THE COLLATERAL DOCUMENTS LISTED IN
     SECTION I ABOVE.

III. LENDER HAS A REASONABLE TIME (1 BUSINESS DAY UNDER ORDINARY CIRCUMSTANCES) TO EXAMINE BORROWER'S WAREHOUSING ADVANCE REQUEST AND THE COLLATERAL DOCUMENTS TO BE DELIVERED BY BORROWER BEFORE FUNDING THE REQUESTED WAREHOUSING ADVANCE OR WET SETTLEMENT ADVANCE, AND MAY REJECT ANY ELIGIBLE LOAN THAT DOES NOT MEET THE REQUIREMENTS OF THIS EXHIBIT, THE AGREEMENT OR THE RELATED PURCHASE COMMITMENT.

     Borrower must hold or cause its custodian to hold, in trust for Lender, those original Collateral Documents of which only copies are required to be delivered to Lender under this Exhibit. Promptly upon request by Lender or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Lender any or all of the original Collateral Documents.

     To fund Warehousing Advances under this Exhibit and the Agreement, Lender will cause the Funding Bank to credit the Wire Disbursement Account or the Check Disbursement Account, upon compliance by Borrower with the terms of the Loan Documents.

     Lender will determine, in its sole discretion, the method by which Warehousing Advances and other amounts on deposit in the Wire Disbursement Account are disbursed by the Funding Bank to or for the account of Borrower.

IV. WITHIN 7 BUSINESS DAYS AFTER THE DATE OF A WAREHOUSING ADVANCE AGAINST A MORTGAGE LOAN TO BE REGISTERED ON THE MERS SYSTEM. THE MORTGAGE LOAN MUST BE REGISTERED ON THE MERS SYSTEM, SHOWING BORROWER AS SERVICER OR SUBSERVICER AND LENDER AS INTERIM FUNDER.

V. ONLY LENDER MAY DELIVER THE MORTGAGE NOTES AND OTHER ORIGINAL COLLATERAL DOCUMENTS REQUIRED BY THIS EXHIBIT EVIDENCING PLEDGED LOANS OR PLEDGED SECURITIES AND RELATED POOL DOCUMENTS TO AN INVESTOR OR POOL CUSTODIAN, UNLESS OTHERWISE AGREED IN WRITING.

     A. Borrower must comply with the following procedures for deliveries of Pledged Loans:

          No later than 1 Business Day prior to the requested shipment date for deliveries of less than 100 Pledged Loans and no later than 2 Business Days prior to the requested shipment date for deliveries of 100 or more Pledged Loans, Lender must receive the following:

          (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Loans, including the following:

               (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

               (b)  Instructions for endorsement of the Mortgage Note;

               (c) Name(s) of the mortgagors), Mortgage Note Amounts of the Pledged Loans to be shipped and the Borrower's loan numbers for those Pledged Loans; and

               (d) Commitment number and expiration date of the Purchase Commitment.

          (2) For deliveries of Pledged Loans to Fannie Mae for cash purchase, Borrower must include a Copy of Loan Schedule (Fannie Mae Form 1068 or 1069) showing Lender's designated Fannie Mae payee code as recipient of the loan purchase proceeds.

          (3) For deliveries of Pledged Loans to Freddie Mac for cash purchase, Borrower must include the following additional documents:

               (a) Original completed Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by Lender, designating Lender as the Warehouse Lender and showing the Cash Collateral Account designated by Lender as the receiving account for loan purchase proceeds; and

               (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form 987), designating Lender as the Warehouse Lender and showing the Cash Collateral Account designated by Lender as the receiving account for loan purchase proceeds.

     B. If Pledged Loans are to be delivered to a pool custodian (other than an Approved Custodian), Borrower must pay the related Warehousing Advance within 2 Business Days of shipment.

     C. Borrower must comply with the following procedures for deliveries of Pledged Loans to Approved Custodians:

          No later than 1 Business Day prior to the requested shipment date for deliveries of less than 100 Pledged Loans and no later than 2 Business Days prior to the requested shipment date for deliveries of 100 or more Pledged Loans, Lender must receive the following:

          (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Loans to the Approved Custodian, including the following:

               (a) Name and address of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

               (b)  Instructions for endorsement of the Mortgage Note;

               (c) Name(s) of the mortgagor(s). Mortgage Note Amounts of the Pledged Loans to be shipped and the Borrower's loan numbers for those Pledged Loans; and

               (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

          (2) If Mortgage-backed Securities are to be issued by Fannie Mae, Borrower must include the following additional documents:

               (a)  Copy of Schedule of Mortgages (Fannie Mae Form 2005 or
                    2025); and

               (b) Copy of Delivery Schedule (Fannie Mae Form 2014), instructing Fannie Mae to issue the Mortgage-backed Securities in Borrower's name with Lender as pledgee and to deliver the Mortgage-backed Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021.

          (3) If Mortgage-backed Securities are to be issued by Freddie Mac, Borrower must include the following additional documents:

               (a) Copy of Settlement Information and Delivery Authorization (Freddie Mac Form 939), designating Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021; and

               (b) Original Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by Lender, designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021.

          (4) If Mortgage-backed Securities are to be issued by Ginnie Mae, Borrower must include the following additional documents:

               (a)  Signed copy of schedule of Mortgages (HUD Form 11706);

               (b) Signed copy of Schedule of Subscribers (HUD Form 11705) instructing Ginnie Mae to issue the Mortgage-backed Securities in Borrower's name, and to deliver the Pledged Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021. The Schedule of Subscribers should also bear the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Patti Erfan, Director," and

               (c) Completed Original Release of Security Interest (HUD Form 11711 A) to be executed by Lender.

          (5) No later than 2 Business Days prior to the Settlement Date for the Mortgage-backed Securities, Lender must receive signed Securities Delivery Instructions form attached as Schedule I to this Exhibit.

          Upon instruction by Borrower, Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Loans or Pledged Securities and related original pool documents with the appropriate bailee letter to an Investor, Approved Custodian or other pool custodian. Upon receipt of Mortgage-backed Securities, Lender will cause those Mortgage-backed Securities to be delivered to the Investor that issued the Purchase Commitment. Mortgage-backed Securities will be released to an Investor only upon payment of the purchase proceeds to Lender. Cash proceeds of sales of Pledged Loans and Pledged Securities will be applied to related Warehousing Advances outstanding under the Warehousing Commitment. As long as no Default or Event of Default exists, Lender will return any excess proceeds of the sale of Pledged Loans or Pledged Securities to Borrower, unless otherwise instructed in writing.

                                                         SCHEDULE I TO EXHIBIT B

                         RESIDENTIAL FUNDING CORPORATION
                           WAREHOUSE LENDING DIVISION
                         SECURITY DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE:                           SETTLEMENT DATE:
                 --------------------                       --------------------

ISSUER:                                    SECURITY: $
        -----------------------------                  -------------------------

NO. OF CERTIFICATES:                       1)
                     ----------------         ----------------------------------

                                           2)
                                              ----------------------------------

                                           3)
                                              ----------------------------------

CUSIP NO.
          --------------------

Pool No.                   MI No.             Coupon Rate:
         ---------------          ---------                ---------------------

Issue Date (M/D/Y):                           Maturity Date (M/D/Y):
                    -----------------                                -----------

POOL TYPE (circle one):

Ginnie Mae:       GINNIE MAE I      GINNIE MAE II

Freddie Mac:      FIXED ARM         DISCOUNT NOTE

Fannie Mae:       FIXED ARM         DISCOUNT NOTE      DEBENTURES      REMIC


DELIVER TO:
            -------------------------      ( ) Versus Payment

                                           DVP AMOUNT $
            -------------------------                   ------------------------

            -------------------------      ( ) Free Delivery

DELIVER TO:
            -------------------------      ( ) Versus Payment

                                           DVP AMOUNT $
            -------------------------                   ------------------------

            -------------------------      ( ) Free Delivery

DELIVER TO:
            -------------------------      ( ) Versus Payment

                                           DVP AMOUNT $
            -------------------------                   ------------------------

            -------------------------      ( ) Free Delivery

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------

TITLE:
       -------------------------------------------------------------------------

                                                                EXHIBIT B-REP/NP

--------------------------------------------------------------------------------
                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                           REPURCHASED MORTGAGE LOANS
                          NONPERFORMING MORTGAGE LOANS
--------------------------------------------------------------------------------

                        FIRST NLC FINANCIAL SERVICES, LLC
                                    NLC, INC.

FIRST NLC FINANCIAL SERVICES, LLC and NLC, INC. (collectively, "Borrower") must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to Residential Funding Corporation ("Lender") in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Second Amended and Restated Warehousing Credit and Security Agreement between Borrower and Lender (as amended, restated, renewed or replaced, "Agreement"). HUD, Fannie Mae and Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security. Except for documents submitted through RFConnects Delivery, all Warehousing Advance Requests and Collateral Documents must be submitted to Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Warehousing Advance Request. Each folder must be labeled with the mortgagor name(s), Borrower loan number and Borrower name. If a Wet Settlement Advance is being requested, the Warehousing Advance Request and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents must be submitted with a cover letter identifying the mortgagor name(s) and Borrower loan number.

I. PRIOR TO MAKING A WET SETTLEMENT ADVANCE. AGAINST A REPURCHASED MORTGAGE LOAN OR A NONPERFORMING MORTGAGE LOAN, THE LENDER MUST RECEIVE THE
     FOLLOWING:

     (1) An estimate of the amount of the requested Wet Settlement Advance 1 Business Day prior to the date the requested Advance is to be made.

     (2) Original Request for Advance against Repurchased Mortgage Loans or Nonperforming Mortgage Loans (Exhibit A-SF) and 1 copy of same.

     (3)  Copy of Mortgage Note (only required for Wet Settlement Advance).

     (4)  Investor repurchase demand letter (Repurchased Mortgage Loans only).

     (5) Summary of Mortgage Loan documentation or Investor problems, expected cure period, and current payment history.

     (6) Broker price opinion, dated within 60 days prior to the date of the Wet Settlement Advance, setting forth the value of the real property if sold within a 30-day marketing period.

     THE FOLLOWING DOCUMENTS MUST BE RECEIVED BY LENDER WITHIN 20 DAYS OF THE DATE ON WHICH LENDER MAKES A WET SETTLEM ENT ADVANCE TO BORROWER:

     (7) Original signed Mortgage Note, endorsed by Borrower in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (8) Original or certified true (by recorder's office) copy of the Mortgage.

     (9) Original or certified true (by recorder's officer) copies of all interim assignments of the Mortgage. (If an interim assignment has not been recorded or sent for recordation, such original interim assignment). Mortgage Note must bear corresponding endorsements.

     (10) An assignment of the Mortgage, endorsed by Borrower in blank, in recordable form but unrecorded (not required for Mortgage Loans registered on the MERS system after execution and delivery by all parties of an Electronic Tracking Agreement, if approved by Lender).

     (11) Original ALTA Mortgagee's Policy of Title Insurance or equivalent thereto.

     (12) Original VA Loan Guaranty Certificate, FHA Mortgage Insurance Certificate, or copy of Private Mortgage Insurance Certificate (Conventional Loans, if applicable).

II. PRIOR TO THE MAKING OF A WET SETTLEMENT ADVANCE AGAINST A REPURCHASED MORTGAGE LOAN OR A NONPERFORMING MORTGAGE LOAN (OTHER THAN A WET SETTLEMENT ADVANCE), THE LENDER MUST RECEIVE ALL OF THE COLLATERAL DOCUMENTS LISTED IN
     SECTION I ABOVE.

III. WITHIN 7 BUSINESS DAYS AFTER THE DATE OF A WET SETTLEMENT ADVANCE AGAINST A MORTGAGE LOAN TO BE REGISTERED ON THE MERS SYSTEM, THE REPURCHASED MORTGAGE LOAN OR THE NONPERFORMING MORTGAGE LOAN MUST BE REGISTERED ON THE MERS SYSTEM, SHOWING BORROWER AS SERVICER OR SUBSERVICER AND LENDER AS INTERIM FUNDER.

IV. ONLY LENDER MAY DELIVER THE MORTGAGE NOTES AND OTHER ORIGINAL COLLATERAL DOCUMENTS EVIDENCING PLEDGED LOANS OR PLEDGED SECURITIES AND RELATED POOL DOCUMENTS TO THE INVESTOR, POOL CUSTODIAN OR ATTORNEYS CONDUCTING FORECLOSURE SALES, UNLESS OTHERWISE AGREED IN WRITING.

A.   The following procedures must be followed for deliveries of Pledged Loans:

     No later than 1 Business Day prior to the requested shipment date and no later than 1 Business Day prior to the expiration date of the Purchase Commitment, Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Loans including the following:

          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c) Names of mortgagor(s), Mortgage Note Amounts of Pledged Loans to be shipped and Borrower's loan number; and

          (d)  Commitment number and expiration date of the Purchase Commitment.

     (2) For deliveries of Pledged Loans to Fannie Mae for cash purchase, the following additional documents are required:

          (a) Copy of Loan Schedule (Fannie Mae Form 1068 or 1069) showing Lender's designated Fannie Mae payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Loans to Freddie Mac for cash purchase, the following additional documents are required:

          (a) Original completed Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by Lender, designating Lender as the Warehouse Lender and showing the Cash Collateral Account designated by Lender as the receiving account for loan purchase proceeds; and

          (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form 987), designating Lender as the Warehouse Lender and showing the Cash Collateral Account designated by Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Loans are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within 2 Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Loans to Approved Custodians:

     No later than 1 Business Day prior to the requested shipment date. Lender must receive the following:

     (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Loans to the Approved Custodian including the following:

          (a) Name and address of the office of the approved Custodian to which the loan document are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c) Name(s) of mortgagors) and Mortgage Note Amounts of Pledged Loans to be shipped and Borrower's loan number; and

          (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

     (2) For Fannie Mae Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Copy of Schedule of Mortgages (Fannie Mae Form 2005 or 2025);

          (b) Copy of Delivery Schedule (Fannie Mae Form 2014), instructing Fannie Mae to issue the Mortgage-backed Securities in the name of Borrower with Lender as pledgee and to deliver the Mortgage-backed Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021.

     (3) For Freddie Mac Mortgage-backed Securities issuance, the following additional documents are required:

          (a) Copy of Settlement Information and Delivery Authorization (Freddie Mac Form 939). designating Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021; and

          (b) Original Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by Lender, designating Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021.

     (4) For Ginnie Mae Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Signed copy of schedule of Mortgages (HUD Form 11706);

          (b) Signed copy of Schedule of Subscribers (HUD Form 11705) instructing Ginnie Mae to issue the Mortgage-backed securities in Borrower's name, and to deliver the Pledged Securities to Lender's custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The following instructions must also be included on the form: These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Patti Erfan, Director." The ABA number for JP Morgan Chase is 021000021.

          (c) Completed Original Release of Security Interest (HUD Form 11711A) to be executed by Lender.

     (5) No later than 2 Business Days prior to the Settlement Date for the Mortgage-backed Securities, Lender must receive signed Securities Delivery Instructions form attached hereto as Schedule I.

C. The following procedures are to be followed for deliveries of Pledged Loans to attorneys conducting a foreclosure sale:

     No later than 1 Business Day prior to the requested shipment date and no later than 1 Business Day prior to the required delivery date to the Attorney conducting the foreclosure sale, Lender must receive signed shipping instructions for the delivery of the Pledged Loans including the following:

     (1) Name and address of the office of the attorney to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;

     (2) Names of Mortgagor and Mortgage Note Amounts of Pledged Loans to be shipped; and

     (3) Confirmation that the attorney will execute and return the bailee letter (acknowledged instructions from Borrower to do so).

     Upon instruction by Borrower, Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Loans or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, other pool custodian or attorney conducting a foreclosure sale. Upon receipt of Mortgage-backed Securities, Lender will cause those Mortgage-backed Securities to be delivered to the Investor that issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to Lender. Cash proceeds of sales of Pledged Loans and Pledged Securities will be applied to related Wet Settlement Advances outstanding against Repurchased Mortgage Loans or Nonperforming Mortgage Loans under the Warehousing Commitment. As long as no Default or Event of Default exists, Lender will return any excess proceeds of the sale of Pledged Loans or Pledged Securities to Borrower, unless otherwise instructed in writing.

                                                  SCHEDULE I TO EXHIBIT B-REP/NP

                         RESIDENTIAL FUNDING CORPORATION
                           WAREHOUSE LENDING DIVISION
                         SECURITY DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE:                           SETTLEMENT DATE:
                 ---------------------                      --------------------

ISSUER:                                    SECURITY: $
        ------------------------------                --------------------------

NO. OF CERTIFICATES:                       1)
                     -----------------       -----------------------------------

                                           2)
                                             -----------------------------------

                                           3)
                                             -----------------------------------

CUSIP NO.
          ---------------------

Pool No.                   Ml No.             Coupon Rate:
         ----------------         ----------               ---------------------

Issue Date (M/D/Y):                           Maturity Date (M/D/Y):
                    ------------------                               -----------

POOL TYPE (circle one):

Ginnie Mae:       GINNIE MAE 1      GINNIE MAE II

Freddie Mac:      FIXED ARM         DISCOUNT NOTE

Fannie Mae:       FIXED ARM         DISCOUNT NOTE      DEBENTURES      REMIC

DELIVER TO:
            ----------------------------   ( ) Versus Payment

                                           DVP AMOUNTS $
            ----------------------------                ------------------------

            ----------------------------   ( ) Free Delivery

DELIVER TO:
            ----------------------------   ( ) Versus Payment

                                           DVP AMOUNTS $
            ----------------------------                ------------------------

            ----------------------------   ( ) Free Delivery

DELIVER TO:
            ----------------------------   ( ) Versus Payment

                                           DVP AMOUNTS $
            ----------------------------                ------------------------

            ----------------------------   ( ) Free Delivery

AUTHORIZED SIGNATURE:
                     -----------------------------------------------------------

TITLE:
      --------------------------------------------------------------------------

                                                                       EXHIBIT C

--------------------------------------------------------------------------------
                         SCHEDULE OF SERVICING PORTFOLIO
--------------------------------------------------------------------------------

                                     Unpaid Principal Balance of
                         Investor   Loans Serviced as of the Date
                           Name            of this Agreement
                         --------   -----------------------------

                            N/A                  N/A

                          (TO BE COMPLETED BY BORROWER)

                            (IF NONE, STATE "NONE")

                                                                       EXHIBIT D

--------------------------------------------------------------------------------
                                  SUBSIDIARIES
--------------------------------------------------------------------------------
   Borrower                            States Qualified
     Name         State of Formation    to do Business    Percentaqe Owned
---------------   ------------------   ----------------   ----------------
NLC, Inc.                 TN                TN, PA               10%
First NLC, Inc.           MN                   MN               100%

                          (TO BE COMPLETED BY BORROWER)

                            (IF NONE, STATE "NONE")

                                                                       EXHIBIT E

--------------------------------------------------------------------------------
                             COMPLIANCE CERTIFICATE
--------------------------------------------------------------------------------

This Compliance Certificate is submitted to the Lender pursuant to Section 7.2(c) of the Second Amended and Restated Warehousing Credit and Security Agreement among FIRST NLC FINANCIAL SERVICES, LLC ("First NLC"), NLC, INC. ("NLC, Inc.") (First NLC and NLC, Inc. are collectively referred to as "Borrowers") and RESIDENTIAL FUNDING CORPORATION ("Lender"), dated as of November 1, 2003 (as amended, restated, renewed or replaced, "Agreement"). Capitalized terms and Section numbers used in this Compliance Certificate without further definition refer to those terms and Sections set forth in the Agreement.

The undersigned hereby certifies to Lender that as of the close of business
on                                     , ("Statement Date") and with respect to
   ------------------------------------
Borrowers (and, if applicable, Borrowers' Subsidiaries on a consolidated basis):

1. As demonstrated by the attached calculations supporting this Compliance Certificate, Borrowers satisfied the covenants set forth in Sections 8.8, 8.9, 8.10, 8.11 and 8.12 or, if Borrowers did not satisfy any of those covenants, a detailed explanation is attached setting forth the nature and the period of existence of any Default or Event of Default and the action Borrowers have taken, are taking or propose to take with respect to that Default or Event of Default.

2. Borrowers have not transferred (by sale or otherwise), pledged or granted a security interest in any Servicing Contracts, except as permitted under the terms of the Agreement.

3. Borrowers have not made any payments in advance of the scheduled maturity date on any Subordinated Debt, and Borrowers have not incurred any additional Debt that must be subordinated under the terms of Section 7.11.

4. Borrowers were in full compliance with all applicable Investor net worth requirements, and in good standing with each Investor.

5. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers (and, if applicable, Borrowers' Subsidiaries). That review has not disclosed, and I have no other knowledge of the existence of, any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached setting forth the nature and the period of existence of the Default or Event of Default and the action Borrowers have taken, are taking or propose to take with respect to that Default or Event of Default.

6. Pursuant to Section 7.2 of the Agreement, enclosed are the financial statements of First NLC as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of First NLC and First NLC's Subsidiaries on a consolidated basis as of the Statement Date.

Dated:                                   FIRST NLC FINANCIAL SERVICES, LLC
       ---------------------             a Florida limited liability company


                                         By:
                                             -----------------------------------
                                         Its:
                                              ----------------------------------

                 CALCULATIONS SUPPORTING COMPLIANCE CERTIFICATE
--------------------------------------------------------------------------------

Borrower Name: FIRST NLC FINANCIAL SERVICES, LLC (and its Subsidiaries)

Statement Date:
                -------------------------

All financial calculations set forth in this Compliance Certificate are as of the Statement Date.

1.   TANGIBLE NET WORTH

     A.   Net Worth of Borrower is:

          Excess of total assets over total
          liabilities:                                $
                                                       -------------------------

          Plus:  Subordinated Debt (or any portion
                 of that Subordinated Debt) due
                 (must be more than 6 months after
                 the Warehousing Maturity Date):      $
                                                       -------------------------

          Minus: Advances or loans to members,
                 managers or Affiliates or any
                 shareholder, director or officer of
                 any manager, member or Affiliate:    $
                                                       -------------------------

          Minus: Investments in Affiliates:           $
                                                       -------------------------

          Minus: Assets pledged to secure
                 liabilities not included in Debt:    $
                                                       -------------------------

          Minus: Intangible assets:                   $
                                                       -------------------------

          Minus: Other assets that HUD deems
                 non-acceptable:                      $
                                                       -------------------------

          Minus: Other assets that Lender deems
                 unacceptable:                        $
                                                       -------------------------

               TANGIBLE NET WORTH                     $
                                                       -------------------------

     B.   Minimum Tangible Net Worth of First NLC is:

                 (i)  Base Minimum:                   $
                                                       -------------------------

                 (ii) On and after June 30, 2004,
                      50% of positive net income for
                      each completed 6-month period
                      after taxes and distributions
                      to members for tax purposes
                      for each 6-month period:        $
                                                       -------------------------

                 New  Minimum ((i) plus (ii)):        $
                                                       -------------------------

     C.   Requirements of Section 8.9 of the Agreement:

          FIRST NLC'S TANGIBLE NET WORTH MUST BE AT LEAST $10,500,000. PLUS 50% OF FIRST NLC'S POSITIVE NET INCOME AFTER TAXES AND DISTRIBUTIONS TO MEMBERS FOR TAX PURPOSES (ADJUSTED SEMIN-

          ANNUALLY) FOR EACH SIX-MONTH PERIOD ENDING ON AND AFTER JUNE 30,2004.

     D.   Covenant Satisfied:              Covenant Not Satisfied:
                              -----------                          -----------

2.   DEBT OF BORROWER

     A.   Borrower's total liabilities calculated in
          accordance with GAAP, plus all
          indebtedness or other obligations for
          borrowed money or for the deferred
          purchase price of property or services:     $
                                                       -------------------------

          Minus: Subordinated Debt (or any portion
                 of that Subordinated Debt) due
                 (must be more than 6 months after
                 the Warehousing Maturity Date):      $
                                                       -------------------------

     B.   DEBT (Total):                               $
                                                       -------------------------

          Minus: Debt arising under Hedging
                 Arrangements (to the extent of
                 assets arising under those Hedging
                 Arrangements):                       $
                                                       -------------------------

     C.   DEBT (adjusted for Hedging Arrangements):   $
                                                       -------------------------

3.   LEVERAGE RATIO

     A.   The ratio of Debt (adjusted for Hedging
          Arrangements) to Tangible Net Worth is (2.C.
          to 1.A.):                                                  to 1
                                                      --------------

     B.   Requirements of Section 8.8 of the Agreement:

          BORROWER'S LEVERAGE RATIO MUST NOT EXCEED 20 TO 1.

     C.   Covenant Satisfied:              Covenant Not Satisfied:
                              -----------                          -----------

4.   LIQUID ASSETS OF BORROWER

     A.   The following unrestricted and unencumbered assets:

          Cash:                                       $
                                                       -------------------------

          Funds on deposit in any United States bank
          (net of all outstanding checks, drafts and
          similar items):                             $
                                                       -------------------------

          Investment grade commercial paper:          $
                                                       -------------------------

          Money market funds:                         $
                                                       -------------------------

          Marketable securities:                      $
                                                       -------------------------

          Buydown:                                    $
                                                       -------------------------

          Excess Buydown:                             $
                                                       -------------------------

     B.   LIQUID ASSETS                               $
                                                       -------------------------

     C.   Requirements of Section 8.10 of the Agreement:

          FIRST NLC'S LIQUID ASSETS MUST NOT BE LESS THAN (A) $2,500,000 PLUS
          (B) BEGINNING JUNE 30, 2004, $500,000 FOR EACH SIX-MONTH PERIOD ENDING ON AND AFTER JUNE 30, 2004. ADJUSTMENTS WILL OCCUR ON THE FIRST BUSINESS DAY IN JULY AND JANUARY OF EACH YEAR.

     D.   Covenant Satisfied:        Covenant Not Satisfied:
                              ------                         ------

5.   DISTRIBUTIONS TO MEMBERS; DISTRIBUTIONS TO SHAREHOLDERS

     A.   Distributions to First NLC's members
          during the current fiscal year were:        $
                                                       -------------------------

     B.   Dividends and distributions to NLC, Inc.'s
          shareholders during the current fiscal
          year were:                                  $
                                                       -------------------------

     C.   Requirements of Section 8.11 of the Agreement:

          NO DISTRIBUTIONS WILL BE DECLARED OR PAID TO FIRST NLC'S MEMBERS (INCLUDING ANY PURCHASE OR REDEMPTION OF MEMBERSHIP INTERESTS) IF, EITHER BEFORE OR AFTER GIVING EFFECT THERETO, AN EVENT OF DEFAULT WILL HAVE OCCURRED AND BE CONTINUING.

          NO DIVIDENDS OR DISTRIBUTIONS WILL BE DECLARED OR PAID TO NLC, INC.'S SHAREHOLDERS (INCLUDING ANY PURCHASE OR REDEMPTION OF STOCK) IF, EITHER BEFORE OR AFTER GIVING EFFECT THERETO, AN EVENT OF DEFAULT WILL HAVE OCCURRED AND BE CONTINUING.

     D.   Covenant Satisfied:        Covenant Not Satisfied:
                              ------                         ------

6.   TRANSACTIONS WITH AFFILIATES

     A.   Loans, advances, and extensions of credit
          by First NLC to its Affiliates during the
          current fiscal year:                        $
                                                       -------------------------

     B.   Capital contributions made by First NLC to
          its Affiliates during the current fiscal
          year:                                       $
                                                       -------------------------

     C.   Transfers, sales, pledges, assignments or
          other dispositions of assets  made by
          First NLC or on behalf of its Affiliates:   $
                                                       -------------------------

     D.   Management fees paid by First NLC to
          Affiliates during the current fiscal year:  $
                                                       -------------------------

     E.   Requirements of Section 8.12 of the Agreement:

     (1) FIRST NLC MAY NOT MAKE ANY LOANS, ADVANCES, EXTENSIONS OF CREDIT OR CAPITAL CONTRIBUTIONS TO ITS AFFILIATES.

          Covenant Satisfied:        Covenant Not Satisfied:
                              ------                         ------

     (2) FIRST NLC MAY NOT TRANSFER, SELL, PLEDGE, ASSIGN OR MAKE ANY OTHER DISPOSITION OF ASSETS TO OR ON BEHALF OF ITS AFFILIATES.

          Covenant Satisfied:        Covenant Not Satisfied:
                              ------                         ------

     (3) FIRST NLC MAY NOT MERGE OR CONSOLIDATE WITH, OR PURCHASE OR ACQUIRE ANY ASSETS FROM, ITS AFFILIATES.

          Covenant Satisfied:        Covenant Not Satisfied:
                              ------                         ------

     (4) MANAGEMENT FEES PAID BY FIRST NLC TO SUN CAPITAL PARTNERS, INC. MUST NOT EXCEED $500,000 PER ANNUM.

          Covenant Satisfied:        Covenant Not Satisfied:
                              ------                         ------

7.   LOAN PRODUCTION VOLUME

--------------------------------------------------------------------------------
                                                     Aggregate Mortgage Note
       Loan Type          Number of Mortgage Loans            Amount
--------------------------------------------------------------------------------
  Prime Mortgage Loans
--------------------------------------------------------------------------------
Subprime Mortgage Loans
--------------------------------------------------------------------------------
High LTV Mortgage Loans
--------------------------------------------------------------------------------

                                                                       EXHIBIT F

--------------------------------------------------------------------------------
                      SCHEDULE OF EXISTING LINES OF CREDIT
--------------------------------------------------------------------------------

                                  As of 11/1/03

Lender Name   Commitment Amount   Expiration Date
-----------   -----------------   ---------------
RFC              $135,000,000         9/30/05
CSFB               75,000,000         7/27/04
WAMU               40,000,000          8/1/04

                         (TO BE COMPLETED BY BORROWER)

                            (IF NONE, STATE "NONE")

                                                                       EXHIBIT G

--------------------------------------------------------------------------------
                                   ASSUMED NAMES
--------------------------------------------------------------------------------

First NLC Financial Services, LLC

     D/B/A - Florida Mortgage Network
     D/B/A - The Lending Center
     D/B/A - First NLC

NLC, Inc.
     D/B/A - First NLC, Inc.

First NLC, Inc. - None

                          (TO BE COMPLETED BY BORROWER)

                     (PLEASE LIST -- IF NONE, STATE "NONE")

                                                                       EXHIBIT H

--------------------------------------------------------------------------------
                         ELIGIBLE LOANS AND OTHER ASSETS
--------------------------------------------------------------------------------

                        First NLC Financial Services, LLC
                                    NLC, Inc.

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

     Lender's obligation to make Warehousing Advances under the Agreement is subject to the following limitations:

          1. No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Debt) under another warehousing financing arrangement or a gestation agreement.

          2. No Warehousing Advance will be made against any Mortgage Loan that Lender believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

          3. No Warehousing Advance will be made against a Mortgage Loan if any of the limitations set forth in this Exhibit H would be exceeded after giving effect to the Warehousing Advance.

          4. No Warehousing Advance will be made against a Mortgage Loan with an original principal balance in excess of $2,000,000.

SUBLIMITS

     These general limitations apply to all Warehousing Advances against Eligible Loans:

          1.   Wet Settlement Advances:        40% of the Warehousing Commitment
                                               Amount.

          2.   Third Party Originated Loans:   Not Permitted

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

     Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties and the covenants in the Agreement, each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.   Prime Mortgage Loan

     (a) Definition: A First Mortgage Loan or a Second Mortgage Loan with the following characteristics:

          (i)  For a First Mortgage Loan:

               A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

               B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the Prime Mortgage Loan is insured by or subject to a commitment for mortgage insurance in an amount and on terms and conditions that satisfy the underwriting standards of Fannie Mae or Freddie Mac; or

               C. A Government Mortgage Loan.

          (ii) For a Second Mortgage Loan:

               A. The credit of the obligor has been underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards; and

               B. Loan-to-Value Ratio not more than 100%.

     (b)  Interest Rate:

          (i) Other Mortgage Loans:            [*]% over LIBOR*

          (ii) Aged Mortgage Loans:            [*]% over LIBOR

     (c)  Prime Sublimit:                      $65,000,000

          (i)  First Mortgage Loans:           $65,000,000

          (ii) Second Mortgage Loans:          $6,750,000

          (iii) Aged Mortgage Loans:           $2,500,000

     (d)  Committed/Uncommitted:

          (i)  First Mortgage Loans:           Purchase Commitment required

          (ii) Second Mortgage Loans:          Purchase Commitment NOT required

     (e)  Wet Settlement Advances:             Permitted

     (f)  Aged Mortgage Loans:                 Permitted for First Mortgage
                                               Loans only

     (g)  Committed Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (ii) RFC Mortgage Loans:             [*]% of the lesser of (i) of the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

     (h)  Uncommitted Advance Rate:            [*]% of the Mortgage Note Amount

     (i)  Standard Warehouse Period:           90 days

     (j)  Aged Warehouse Period:               180 days

     (k)  Required Prepayments:                On the day a Pledged Loan becomes
                                               an Aged  Mortgage Loan, the
                                               Warehousing Advance against such
                                               Pledged Loan must be (a) repaid
                                               in full, to the extent the Aged
                                               Mortgage Loan Sublimit would be
                                               exceeded, or (b) otherwise,
                                               reduced by [*]% of the Mortgage
                                               Note Amount on the 15th day of
                                               each month commencing after 90
                                               days.

     *lf at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for Prime Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for Prime Mortgage Loans (not including Aged Mortgage Loans) will be reduced by [*]% per annum.

2.   Subprime Mortgage Loan

     (a) Definition: A First Mortgage Loan or Second Mortgage Loan that has a risk rating of "A-," "B" or "C" (determined using underwriting standards that comply with industry standards in the sole judgment of Lender), and that is acceptable for purchase by at least two Investors.

     (b)  Interest Rate:

          (i)  Other Mortgage Loans:           [*]% over LIBOR*

          (ii) Aged Mortgage Loans:            [*]% over LIBOR

     (c)  Subprime Sublimit:                   $135,000,000

          (i)  First Mortgage Loans:           $135,000,000

          (ii) Second Mortgage Loans:          $15,000,000

          (iii) Aged Mortgage Loans:           $2,500,000

     (d)  Committed/Uncommitted:               Purchase Commitment NOT required

     (e)  Wet Settlement Advances:             Permitted

     (f)  Aged Mortgage Loans:                 Permitted for First Mortgage
                                               Loans only

     (g)  Committed Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (ii) RFC Mortgage Loans:             [*]% of the lesser of (i) of the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

     (h)  Uncommitted Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the Mortgage Note Amount

          (ii) Second Mortgage Loans:          [*]% of the Mortgage Note Amount

     (i)  Standard Warehouse Period:           90 days

     (j)  Aged Warehouse Period:               180 days

     (k)  Required Prepayments:                On the day a Pledged Loan becomes
                                               an Aged Mortgage Loan, the
                                               Warehousing Advance against such
                                               Pledged Loan must be (a) repaid
                                               in full, to the extent the Aged
                                               Mortgage Loan Sublimit would be
                                               exceeded, or (b) otherwise,
                                               reduced by [*]% of the Mortgage
                                               Note Amount on the 15th day of
                                               each month commencing after 90
                                               days.

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for Subprime Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for Subprime Mortgage Loans (not including Aged Mortgage Loans) will be reduced by [*]% per annum.

3.   High LTV Mortgage Loan

     (a) Definition: A Second Mortgage Loan that meets the 125 Loan Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued, and a First Mortgage Loan that meets the Home Solution Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued.

     (b)  Interest Rate:                       [*]% over LIBOR*

     (c)  High LTV Sublimit:                   $5,000,000

     (d)  Committed/Uncommitted:               Purchase Commitment required from
                                               Lender

     (e)  Wet Settlement Advances:             Permitted

     (f)  Aged Mortgage Loans:                 Not Permitted

     (g)  Committed Advance Rate:

          (i)  First Mortgage Loans:           [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (ii) Second Mortgage Loans:          [*]% of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

          (iii) RFC Mortgage Loans:            [*]% of the lesser of (i) of the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

     (h)  Standard Warehouse Period:           45 days

     *If at any time (i) the Forward Commitment is no longer in effect, or (ii) Borrowers fail to deliver to Lender Mortgage Loans as required by the terms of the Forward Commitment, the interest rates then in effect for High LTV Mortgage Loans will increase by [*]% per annum. If Borrowers enter into a new commitment for the forward sale of Mortgage Loans by Borrowers to Lender, in an amount at least equal to $300,000,000, the interest rates then in effect for High LTV Mortgage Loans will be reduced by [*]% per annum.

4.   Repurchased Mortgage Loan/Nonperforming Mortgage Loan

     (a)  Definitions:

     Repurchased Mortgage Loan: A First Mortgage Loan that has been repurchased from an Investor or a Mortgage Pool pursuant to a Servicing Contract and for which the Warehousing Advance has been pre-approved by the Lender.

     Nonperforming Mortgage Loan: A First Mortgage Loan or a Second Mortgage Loan that is not a High LTV Mortgage Loan and (i) is in the process of foreclosure, (ii) is 60 days or more delinquent or (iii) with respect to which the Aged Warehousing Period has expired.

     (b)  Interest Rate:                       [*]% over LIBOR

     (c)  Repurchased/Nonperforming Sublimit:  $5,000,000

     (d)  Committed/Uncommitted:               Purchase Commitment NOT required

     (e)  Wet Settlement Advances:             Permitted

     (f)  Aged Mortgage Loans:                 Not Permitted

     (g)  Advance Rate:                        [*]% of the lesser of (i)
                                               Lender's initial Warehousing
                                               Advance, (ii) the unpaid
                                               principal balance or (iii) the
                                               Appraised Property Value or BPO
                                               Value

     (h)  Standard Warehouse Period:           180 days

     (i)  Required Prepayments:                [*]% of the Mortgage Note Amount,
                                               paid each month occurring more
                                               than 90 days after the date of
                                               the Warehousing Advance

                                                                       EXHIBIT I

--------------------------------------------------------------------------------
                       COLLATERAL OPERATIONS FEE SCHEDULE
                                (SINGLE FAMILY)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Loan Fees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Non-Usage Fees                          0.125% per annum of the Unused Portion
                                        during such Calendar Quarter, except
                                        that no Non-Usage Fee will be payable
                                        for any Calendar Quarter in which the
                                        Used Portion equals or exceeds 50%,
                                        computed on the basis of the actual
                                        number of days in each Calendar Quarter
                                        and a year of 360 days.
--------------------------------------------------------------------------------
Loan Package Fee                        $[*]
--------------------------------------------------------------------------------
Wire Fee                                $[*]
--------------------------------------------------------------------------------

*At such time that Borrower implements MERS, the Loan Package Fee will be reduced to $15.00.

--------------------------------------------------------------------------------
                           Collateral Operations Fees
--------------------------------------------------------------------------------
                                                  $[*] per Reservation Number
          Reservation Number Fee                  (Good funds states only)
--------------------------------------------------------------------------------
     Restocking Fee for Mortgage Loans              $[*] per Mortgage Loan
      Returned to Lender by Investors
--------------------------------------------------------------------------------
             Returned Wire Fee                          $[*] per wire
--------------------------------------------------------------------------------
        Early Payoff Fee (payoff of                 $[*] per Mortgage Loan
       Warehousing Advance prior to
             check clearance)
--------------------------------------------------------------------------------
     Late Fee for Interest or Fees not               $[*] per occurrence
     paid within time period specified
               in Agreement
--------------------------------------------------------------------------------
               Overdraft Fee                         $[*] per occurrence
--------------------------------------------------------------------------------
     Security Pick-up, Delivery and DK               $[*] per transaction
                   Fees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Collateral Operations Fees
--------------------------------------------------------------------------------
      Prior Day Bank Reporting Fee:

..    Warehousing Commitments of                      $[*] per month
     up to $50 million

..    Warehousing Commitments of                      $[*] per month
     more than $50 million but
     less than $100 million

..    Warehousing Commitments of                      $[*] per month
     more than $100 million
--------------------------------------------------------------------------------
      Intra-Day Bank Reporting Fee                   $[*] per month
--------------------------------------------------------------------------------

                                                                       EXHIBIT J

--------------------------------------------------------------------------------
                         TERMS OF GUARANTEED OBLIGATIONS
--------------------------------------------------------------------------------

Each Borrower hereby agrees to the following terms with respect to Warehousing Advances made by the Lender to the other Borrower:

1. Each Borrower irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Warehousing Advances made to the other Borrower when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

2. Each Borrower further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the other Borrower of all duties, agreements and obligations of the other Borrower contained in the Note and the Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Note and the Agreement from the other Borrower (the payment and performance of the items set forth in Paragraphs 1 and 2 of this Exhibit J are collectively referred to as the ("Other Borrower Debt").

3. In the event the other Borrower shall at any time fail to pay the Lender any Other Borrower Debt when due, whether by acceleration or otherwise, each Borrower promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).

4. Each Borrower does hereby (a) agree to any modifications of any terms or conditions of any Other Borrower Debt and/or to any extensions or renewals of time of payment or performance by the other Borrower; (b) agree that it shall not be necessary for the Lender to resort to legal remedies against the other Borrower, nor to take any action against any other Person obligated (an "Obligor") on or against any collateral for payment or performance of the Other Borrower Debt before proceeding against such Borrower; (c) agree that no release of the other Borrower or any other guarantor or Obligor, or of any collateral, for the Other Borrower Debt, whether by operation of law or by any act of the Lender, with or without notice to such Borrower, shall release such Borrower; and (d) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the state of Minnesota or any other state or territory of the United States.

5. The obligations of each Borrower for the Other Borrower Debt shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the Note, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Other Borrower Debt; (b) the taking or failure to take any action to enforce the Agreement or the Note, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Lender of any provisions of the Agreement or the Note; (c) any impairment, modification, change, release or limitation in any manner of the liability of the other Borrower or its estate in bankruptcy, or of any remedy for the enforcement of the other Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the other Borrower; (d) the merger or consolidation of the other Borrower, or any sale or transfer by the other Borrower of all or part of its assets or property;
(e) any claim such Borrower may have against the other Borrower or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the other Borrower or any other Obligor; (g) any other action or circumstance which (with or without notice to or knowledge of such Borrower) might in any manner or to any extent vary the risks of such Borrower or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Borrower that its obligations for the Other Borrower Debt shall not be discharged except by the full payment and performance of the Other Borrower Debt.

6. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from either Borrower or from any other source, shall be made on the Obligations and any other indebtedness owed by either Borrower and/or any other Obligor to the Lender.

7. The obligations of each Borrower hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Borrower Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to either Borrower or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Borrower Debt shall at such time be prevented by reason of the pendency against either Borrower or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Borrower agrees that its obligations for the Other Borrower Debt shall be deemed to have been declared in default or accelerated with the same effect as if such obligations had been declared in default and accelerated in accordance with their respective terms and each Borrower shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

8. Each Borrower hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's obligations for the Other Borrower Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the other Borrower or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the other Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Borrower in violation of the preceding sentence and the Other Borrower Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Other Borrower Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Borrower hereby specifically acknowledges that any subrogation rights which it may have against the other Borrower or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give such Borrower a defense to a deficiency judgment against it. Such Borrower hereby irrevocably waives such defense. Each Borrower acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

9. No postponement or delay on the part of the Lender in the enforcement of any right with respect to the Obligations of either Borrower, including, without limitation, the Other Borrower

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Debt, shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

10. Any indebtedness of either Borrower now or hereafter held by the other Borrower is hereby subordinated to the indebtedness of the Borrowers to the Lender, and such indebtedness of either Borrower to the other Borrower shall, if the Lender so requests, be collected, enforced and received by the Borrower to which it is owed as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the other Borrower to the Lender.

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